                      METROPOLITAN LIFE INSURANCE COMPANY

         UL II -- Flexible Premium Multifunded Life Insurance Policies


                        Supplement Dated May 1, 2003 to



                         Prospectus Dated May 1, 1993


This supplement updates certain information contained in the last prospectus you received. The last prospectus you received was dated May 1, 1993 and was supplemented on May 1, 1994, May 1, 1997, May 1, 1998 and May 1, 2002. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 336, Warwick, RI 02887-0336. New UL II Policies are no longer available for sale.



Prospectuses for the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series are attached. Please read them and keep them for reference.

Sending Communications and Payments to Us



You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for information on where to direct communication regarding any function not listed below.



               Function                         Designated Office Address
---------------------------------------------------------------------------------
Premium Payments & Inquiries             MetLife, P.O. Box 30074, Tampa, FL
                                           33630-3074
---------------------------------------------------------------------------------
Surrenders, Withdrawals, Loans,          MetLife, P.O. Box 336, Warwick, R.I.
  Investment Division Transfers,           02887-0336
  Premium Reallocation
---------------------------------------------------------------------------------
Death Claims                             MetLife, P.O. Box 330, Warwick, R.I.
                                           02887-0330
---------------------------------------------------------------------------------
Beneficiary & Assignment                 MetLife, P.O. Box 313, Warwick, R.I.
                                           02887-0313
---------------------------------------------------------------------------------
Free Look                                MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904-1097
                                         Attn: Free Look
---------------------------------------------------------------------------------
Address Changes                          MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904-1097
                                         Attn: Data Integrity
---------------------------------------------------------------------------------
Reinstatements                           MetLife, P.O. Box 30074, Tampa, FL
                                           33630-3074
---------------------------------------------------------------------------------

Funding Options


The variable options for allocating premium payments and transferring cash value now consist of our fixed interest account and 42 different investment divisions of the Metropolitan Life Separate Account UL. Each investment division, in turn, invests solely in one of the corresponding fund "Portfolios".





                  Metropolitan Series Fund, Inc. Portfolios:
             Davis Venture Value*       Neuberger Berman Partners
             FI Mid Cap Opportunities*   Mid Cap Value
             FI Structured Equity*      Putnam International Stock
             Franklin Templeton Small   Russell 2000(R) Index
              Cap Growth                Salomon Brothers
             Harris Oakmark Focused      Strategic Bond
              Value*                     Opportunities*
             Harris Oakmark Large Cap   Salomon Brothers U.S.
              Value                      Government*
             Janus Mid Cap              Scudder Global Equity
             Lehman Brothers(R)         State Street Research
              Aggregate Bond Index       Aggressive Growth
             Loomis Sayles Small Cap*   State Street Research
             Met/Putnam Voyager          Aurora
              (formerly, Putnam Large   State Street Research
              Cap Growth)                Bond Income*
             MetLife Mid Cap Stock      State Street Research
              Index                      Diversified
             MetLife Stock Index        State Street Research
             MFS Investors Trust*        Investment Trust
             MFS Research Managers*     State Street Research
             Morgan Stanley EAFE(R)      Large Cap Value
              Index                     State Street Research
                                         Money Market*
                                        T. Rowe Price Large Cap
                                         Growth
                                        T. Rowe Price Small Cap
                                         Growth

                    Met Investors Series Trust Portfolios:
             Harris Oakmark             Met/AIM Small Cap Growth
              International (formerly,  MFS Research International
              State Street Research     PIMCO Innovation
              Concentrated              PIMCO Total Return
              International)            T. Rowe Price Mid-Cap
             Janus Aggressive Growth**   Growth (formerly, MFS
             Lord Abbett Bond Debenture  Mid- Cap Growth)
             Met/AIM Mid Cap Core
              Equity

                American Funds Insurance Series Portfolios***:
             American Funds Global      American Funds
              Small Capitalization       Growth-Income
             American Funds Growth

--------

* Prior to May 1, 2003, this Portfolio was a Series of the New England Zenith Fund. On that date, all Series of the New England Zenith Fund became newly organized Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Series Fund"). The reorganization had no effect on the investment objectives, policies or advisory fees of the Series, nor was there any change in the Series' investment adviser or subadviser.


** On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Series
   Fund was merged into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.


***The American Funds Insurance Series calls these "Funds", but this prospectus calls them "Portfolios."


Fund Investment Management Fees and Direct Expenses


Our affiliate, MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser for the Metropolitan Series Fund. Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), is the investment manager for the Met Investors Series Trust. Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series.



Each of the Funds pays investment management fees to its investment manager or adviser. Each of the Funds also incurs other direct expenses (see the Fund Prospectus and Statement of Additional Information referred to therein for each
Fund). You bear indirectly your proportionate share of the fees and expenses for the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using. The Funds offer various classes of shares, each of which has a different level of expenses and not all of which are available under the Policy. For the Portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A shares only under the Policy. For the Portfolios of the American Funds Insurance Series, we offer Class 2 shares only under the Policy.

The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2002, as a percentage of the Portfolio's average daily net assets for the year.



                                                                                   Fee
                                                                                 Waivers
                                                                        Gross      and
                                              Manage-                   Total    Expense    Net Total
                                               ment    Other    12b-1   Annual  Reimburse-   Annual
                  Portfolio                    Fees   Expenses  Fees   Expenses   ments     Expenses
--------------------------------------------------------------------------------------------------------
Metropolitan Series Fund (Class A Shares)
--------------------------------------------------------------------------------------------------------
Davis Venture Value                            .75%     .05%      .00%   .80%      .00%       .80%(a)
--------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                       .80%    3.62%      .00%  4.42%     3.37%      1.05%(b)
--------------------------------------------------------------------------------------------------------
FI Structured Equity                           .67%     .05%      .00%   .72%      .00%       .72%(a)
--------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth            .90%     .61%      .00%  1.51%      .36%      1.15%(b)
--------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                   .75%     .07%      .00%   .82%      .00%       .82%
--------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                 .75%     .08%      .00%   .83%      .00%       .83%(a)
--------------------------------------------------------------------------------------------------------
Janus Mid Cap                                  .69%     .06%      .00%   .75%      .00%       .75%
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index           .25%     .09%      .00%   .34%      .00%       .34%
--------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                        .90%     .07%      .00%   .97%      .00%       .97%
--------------------------------------------------------------------------------------------------------
Met/Putnam Voyager                             .80%     .27%      .00%  1.07%      .07%      1.00%(b)
--------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                    .25%     .18%      .00%   .43%      .00%       .43%
--------------------------------------------------------------------------------------------------------
MetLife Stock Index                            .25%     .06%      .00%   .31%      .00%       .31%
--------------------------------------------------------------------------------------------------------
MFS Investors Trust                            .75%     .59%      .00%  1.34%      .34%      1.00%(a)(b)
--------------------------------------------------------------------------------------------------------
MFS Research Managers                          .75%     .39%      .00%  1.14%      .14%      1.00%(a)(b)
--------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                      .30%     .49%      .00%   .79%      .04%       .75%(b)
--------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value        .69%     .11%      .00%   .80%      .00%       .80%(a)
--------------------------------------------------------------------------------------------------------
Putnam International Stock                     .90%     .22%      .00%  1.12%      .00%      1.12%
--------------------------------------------------------------------------------------------------------
Russell 2000 Index                             .25%     .24%      .00%   .49%      .00%       .49%
--------------------------------------------------------------------------------------------------------
Scudder Global Equity                          .64%     .17%      .00%   .81%      .00%       .81%
--------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities  .65%     .20%      .00%   .85%      .00%       .85%
--------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government               .55%     .15%      .00%   .70%      .00%       .70%
--------------------------------------------------------------------------------------------------------
State Street Aggressive Growth                 .73%     .06%      .00%   .79%      .00%       .79%(a)
--------------------------------------------------------------------------------------------------------
State Street Research Aurora                   .85%     .10%      .00%   .95%      .00%       .95%
--------------------------------------------------------------------------------------------------------
State Street Research Bond Income              .40%     .11%      .00%   .51%      .00%       .51%
--------------------------------------------------------------------------------------------------------
State Street Research Diversified              .44%     .05%      .00%   .49%      .00%       .49%(a)
--------------------------------------------------------------------------------------------------------
State Street Research Investment Trust         .49%     .05%      .00%   .54%      .00%       .54%(a)
--------------------------------------------------------------------------------------------------------
State Street Research Large Cap Value          .70%    1.63%      .00%  2.33%     1.38%       .95%(b)
--------------------------------------------------------------------------------------------------------
State Street Research Money Market             .35%     .08%      .00%   .43%      .00%       .43%
--------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                 .63%     .14%      .00%   .77%      .00%       .77%(a)
--------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                 .52%     .09%      .00%   .61%      .00%       .61%
--------------------------------------------------------------------------------------------------------
Met Investors Series Trust
 (Class A Shares)
--------------------------------------------------------------------------------------------------------
Harris Oakmark International                   .85%    1.64%      .00%  2.49%     1.29%      1.20%(c)(d)
--------------------------------------------------------------------------------------------------------
Janus Aggressive Growth                        .80%     .62%      .00%  1.42%      .52%       .90%(c)(d)
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                     .60%     .17%      .00%   .77%      .02%       .75%(d)
--------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                    .75%     .89%      .00%  1.64%      .69%       .95%(c)(d)
--------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                       .90%    1.20%      .00%  2.10%     1.05%      1.05%(c)(d)
--------------------------------------------------------------------------------------------------------
MFS Research International                     .80%    1.06%      .00%  1.86%      .76%      1.10%(d)
--------------------------------------------------------------------------------------------------------
PIMCO Innovation                               .95%     .78%      .00%  1.73%      .63%      1.10%(c)(d)
--------------------------------------------------------------------------------------------------------
PIMCO Total Return                             .50%     .15%      .00%   .65%      .00%       .65%
--------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth                   .75%     .45%      .00%  1.20%      .25%       .95%(c)(d)
--------------------------------------------------------------------------------------------------------
American Funds Insurance Series
 (Class 2 Shares)
--------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization     .80%     .04%   .25%(e)  1.09%      .00%      1.09%
--------------------------------------------------------------------------------------------------------
American Funds Growth                          .38%     .02%   .25%(e)   .65%      .00%       .65%
--------------------------------------------------------------------------------------------------------
American Funds Growth-Income                   .34%     .01%   .25%(e)   .60%      .00%       .60%

--------

(a) The Metropolitan Series Fund directed certain of the Portfolios' trades to brokers who paid a portion of the Portfolios' expenses. Net Total Annual Expenses for the Portfolios does not reflect these reductions or credits. If we included these reductions or credits, Net Total Annual Expenses would have been: .78% for the Davis Venture Value Portfolio, .71% for the FI Structured Equity Portfolio, .82% for the Harris Oakmark Large Cap Value Portfolio, .98% for the MFS Investors Trust Portfolio, .93% for the MFS Research Managers Portfolio, .77% for the Neuberger Berman Partners Mid Cap Value Portfolio, .78% for the State Street Research Aggressive Growth Portfolio, .48% for the State Street Research Diversified Portfolio, .52% for the State Street Research Investment Trust Portfolio, and .76% for the T. Rowe Price Large Cap Growth Portfolio.


(b) The Metropolitan Series Fund and its affiliate MetLife Advisers have entered into an Expense Agreement under which MetLife Advisers will waive investment management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of these Portfolios of the Metropolitan Series Fund, so that the Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2004, the percentages shown above. Under the Expense Agreement, if certain conditions are met, the FI Mid Cap Opportunities Portfolio, the Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio, the MFS Research Managers Portfolio and the State Street Research Large Cap Value Portfolio may reimburse MetLife Advisers for fees it waived and Expenses it paid if, in the future, actual Expenses of the Portfolios are less than the expense limits.


Net Total Annual Expenses for the FI Mid Cap Opportunities Portfolio, Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio, the MFS Research Managers Portfolio, and the State Street Research Large Cap Value Portfolio have been restated to reflect the fee waiver and expense reimbursement arrangements in effect from May 1, 2003 to April 30, 2004.


(c) The Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: 1.18% for the Harris Oakmark International Portfolio, .82% for the Janus Aggressive Growth Portfolio, .91% for the Met/AIM Mid Cap Core Equity Portfolio, 1.03% for the Met/AIM Small Cap Growth Portfolio, 1.04% for the PIMCO Innovation Portfolio and .88% for the T. Rowe Price Mid-Cap Growth Portfolio.


(d) Met Investors Series Trust and its affiliate Met Investors Advisory have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2004, the percentages shown above. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustee, be repaid by the applicable Portfolio to Met Investors Advisory LLC.


Net Total Annual Expenses for the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the Met/AIM Mid Cap Core Equity Portfolio, the MFS Research International Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio have been restated to reflect the fee waiver and expense reimbursement arrangements in effect from May 1, 2003 to April 30, 2004.


(e) The American Funds Insurance Series has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Distribution Plan the Portfolios pay an annual fee to compensate certain other parties for promoting, selling and servicing the shares of the Portfolio. These other parties may include MetLife (or its affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the contracts. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.





The Portfolios



Metropolitan Series Fund, Met Investors Series Trust and American Funds Insurance Series is each a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is divided into separate investment Portfolios, each of which issues its own class or "series" of stock in which a corresponding investment division of the Separate Account invests.



You should read the Fund prospectuses that are attached to this prospectus. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and sub-advisers that are associated with each Portfolio. They also contain information on the different separate accounts that invest in each Fund (which may or may not be related to MetLife) and certain risks that may arise when diverse separate accounts, funding diverse types of insurance products, all invest in the same Fund.



Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.



The adviser, any sub-adviser and investment objective of each Portfolio are as follows:



               Portfolio                          Sub-Adviser                    Investment Objective
--------------------------------------------------------------------------------------------------------------
Metropolitan Series Fund
Adviser: MetLife Advisers/1/
--------------------------------------------------------------------------------------------------------------
Davis Venture Value                     Davis Selected Advisers, L.P./2/ Growth of capital.
--------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                Fidelity Management & Research   Long-term growth of capital.
                                        Company
--------------------------------------------------------------------------------------------------------------
FI Structured Equity                    Fidelity Management & Research   Long-term growth of capital.
                                        Company
--------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth     Franklin Advisers, Inc.          Long-term capital growth.
--------------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value            Harris Associates L.P.           Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value          Harris Associates L.P.           Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------
Janus Mid Cap                           Janus Capital Management, LLC    Long-term growth of capital.
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index    Metropolitan Life Insurance      To equal the performance of the
                                        Company                          Lehman Brothers Aggregate Bond
                                                                         Index.
--------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                 Loomis, Sayles & Company, L.P.   Long-term capital growth from
                                                                         investments in common stocks or
                                                                         other equity securities.
--------------------------------------------------------------------------------------------------------------
Met/Putnam Voyager                      Putnam Investment Management,    Capital appreciation.
                                        LLC
--------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index             Metropolitan Life Insurance      To equal the performance of the
                                        Company                          Standard & Poor's MidCap 400
                                                                         Composite Stock Price Index.
--------------------------------------------------------------------------------------------------------------
MetLife Stock Index                     Metropolitan Life Insurance      To equal the performance of the
                                        Company                          Standard & Poor's 500 Composite
                                                                         Stock Price Index.
--------------------------------------------------------------------------------------------------------------
MFS Investors Trust                     Massachusetts Financial Services Long-term growth of capital with a
                                        Company                          secondary objective to seek
                                                                         reasonable current income.
--------------------------------------------------------------------------------------------------------------
MFS Research Managers                   Massachusetts Financial Services Long-term growth of capital.
                                        Company
--------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index               Metropolitan Life Insurance      To equal the performance of the
                                        Company                          MSCI EAFE Index.
--------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value Neuberger Berman Management Inc. Capital growth.
--------------------------------------------------------------------------------------------------------------
Putnam International Stock              Putnam Investment Management,    Long-term growth of capital.
                                        LLC
--------------------------------------------------------------------------------------------------------------
Russell 2000 Index                      Metropolitan Life Insurance      To equal the return of the Russell
                                        Company                          2000 Index.
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond         Salomon Brothers Asset           High level of total return consistent
Opportunities                           Management Inc                   with preservation of capital.
--------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government        Salomon Brothers Asset           High level of current income
                                        Management Inc                   consistent with preservation of
                                                                         capital and maintenance of liquidity.
--------------------------------------------------------------------------------------------------------------
Scudder Global Equity                   Deutsche Investment Management   Long term growth of capital.
                                        Americas Inc.
--------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth State Street Research &          Maximum capital appreciation.
                                        Management Company
--------------------------------------------------------------------------------------------------------------

                Portfolio                            Sub-Adviser                     Investment Objective
------------------------------------------------------------------------------------------------------------------
State Street Research Aurora               State Street Research &          High total return, consisting
                                           Management Company               principally of capital appreciation.
------------------------------------------------------------------------------------------------------------------
State Street Research Bond Income          State Street Research &          A competitive total return primarily
                                           Management Company               from investing in fixed-income
                                                                            securities.
------------------------------------------------------------------------------------------------------------------
State Street Research Diversified          State Street Research &          High total return while attempting to
                                           Management Company               limit investment risk and preserve
                                                                            capital.
------------------------------------------------------------------------------------------------------------------
State Street Research Investment Trust     State Street Research &          Long-term growth of capital and
                                           Management Company               income.
------------------------------------------------------------------------------------------------------------------
State Street Research Large Cap Value      State Street Research &          Long-term growth of capital.
                                           Management Company
------------------------------------------------------------------------------------------------------------------
State Street Research Money Market/3/      State Street Research &          A high level of current income
                                           Management Company               consistent with preservation of
                                                                            capital.
------------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth             T. Rowe Price Associates Inc.    Long-term growth of capital and
                                                                            secondarily, dividend income.
------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth             T. Rowe Price Associates Inc.    Long-term capital growth.
------------------------------------------------------------------------------------------------------------------

Met Investors Series Trust
Adviser: Met Investors Advisory
------------------------------------------------------------------------------------------------------------------
Harris Oakmark International/4/            Harris Associates L.P.           Long-term growth of capital.
------------------------------------------------------------------------------------------------------------------
Janus Aggressive Growth                    Janus Capital Management, LLC    Long-term growth of capital.
------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                 Lord, Abbett & Co.               High current income and the
                                                                            opportunity for capital appreciation
                                                                            to produce a high total return.
------------------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                AIM Capital Management, Inc.     Long-term growth of capital.
------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                   AIM Capital Management, Inc.     Long-term growth of capital.
------------------------------------------------------------------------------------------------------------------
MFS Research International                 Massachusetts Financial Services Capital appreciation.
                                           Company
------------------------------------------------------------------------------------------------------------------
PIMCO Innovation                           PIMCO Equity Advisors            Capital appreciation; no consideration
                                                                            is given to income.
------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                         Pacific Investment Management    Maximum total return, consistent
                                           Company LLC                      with the preservation of capital and
                                                                            prudent investment management.
------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth/5/            T. Rowe Price Associates, Inc.   Provide long-term growth of capital.
------------------------------------------------------------------------------------------------------------------
American Funds Insurance Series
Adviser: Capital Research and
Management Company
------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization N/A                              Capital appreciation through stocks.
------------------------------------------------------------------------------------------------------------------
American Funds Growth                      N/A                              Capital appreciation through stocks.
------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income               N/A                              Capital appreciation and income.
------------------------------------------------------------------------------------------------------------------

--------

/1/ MetLife Advisers became the adviser to the Metropolitan Series Fund, Inc.
    on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund.


/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


/3/ An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Portfolio may become extremely low and possibly negative.


/4/ Effective January 1, 2003, Harris Associates L.P. became the sub-adviser to the Harris Oakmark International Portfolio, formerly known as the State Street Research Concentrated International Portfolio.


/5/ Effective January 1, 2003, T. Rowe Price Associates, Inc. became the sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio, formerly known as the MFS Mid Cap Growth Portfolio.

Restrictions on Financial Transactions



Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.


Federal Tax Matters

The following is a brief summary of some tax rules that may apply to your Policy. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy.



Insurance proceeds

.. Generally excludable from your beneficiary's gross income.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors including the estate size.


.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Cash value (if your Policy is not a modified endowment contract)

.. You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).




.. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.



Split Dollar Insurance Plans



  The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.



  The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

  Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


Loans

.. Loan amounts received will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation, lapse, the Final
  Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, canceled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

Modified Endowment Contracts

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

If your Policy is considered a modified endowment contract the following applies:

.. The death benefit will generally be income tax free to your beneficiary, as discussed above.

.. Amounts withdrawn or distributed before the insured's death, including loans, assignments and pledges, are (to the extent of any gains in your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

Diversification

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

Changes to tax rules and interpretations

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers.

.. Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

.. Possible limits on the number of investment funds available or the frequency of transfers among them.

.. Possible changes in the tax treatment of Policy benefits and rights.


Foreign tax credits



To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.


Our taxation

In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies' cash surrender value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.


Legal and Accounting Matters


Anne M. Goggin, Chief Counsel--Individual Business at MetLife, has passed upon the legality of the Policies. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain matters relating to the federal securities laws.


The financial statements included in this Supplement to the prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.





Financial Statements



The financial statements of MetLife and the Separate Account are attached to this Supplement. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.


Management

The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

Directors, Officers-Directors


                                    Principal Occupation &          Positions and Offices
 Name                               Business Address                    with MetLife
--------------------------------------------------------------------------------------------
Curtis H. Barnette                  Chairman Emeritus             Director
                                    Bethlehem Steel Corp.
                                    1170 Eighth Ave. -- Martin
                                    Tower 101
                                    Bethlehem, PA 18016
--------------------------------------------------------------------------------------------
Robert H. Benmosche                 Chairman of the Board,        Chairman of the Board,
                                    President and Chief Executive President, Chief Executive
                                    Officer                       Officer and Director
                                    MetLife, Inc. and
                                    Metropolitan Life Insurance
                                    Company
                                    One Madison Ave.
                                    New York, NY 10010
--------------------------------------------------------------------------------------------

                                    Principal Occupation &            Positions and Offices
 Name                               Business Address                      with MetLife
------------------------------------------------------------------------------------------------
Gerald Clark                        Vice Chairman of the Board    Vice Chairman of the Board,
                                    and Chief Investment Officer  Chief Investment Officer and
                                    MetLife, Inc. and             Director
                                    Metropolitan Life Insurance
                                    Company
                                    One Madison Ave.
                                    New York, NY 10010
------------------------------------------------------------------------------------------------
John C. Danforth                    Partner                       Director
                                    Bryan Cave LLP
                                    One Metropolitan Square
                                    211 North Broadway,
                                    Suite 3600
                                    St. Louis, MO 63102
------------------------------------------------------------------------------------------------
Burton A. Dole, Jr.                 Retired Chairman              Director
                                    Nellcor Puritan Bennett
                                    P.O. Box 208
                                    Pauma Valley, CA 92061
------------------------------------------------------------------------------------------------
James R. Houghton                   Chairman of the Board         Director
                                    Emeritus and Director
                                    Corning Incorporated
                                    80 East Market Street,
                                    2nd Floor
                                    Corning, NY 14830
------------------------------------------------------------------------------------------------
Harry P. Kamen                      Retired Chairman and          Director
                                    Chief Executive Officer
                                    Metropolitan Life Insurance
                                    Company
                                    One Madison Ave.
                                    New York, NY 10010
------------------------------------------------------------------------------------------------
Helene L. Kaplan                    Of Counsel                    Director
                                    Skadden Arps, Slate, Meagher
                                    & Flom LLP
                                    Four Times Square
                                    New York, NY 10036
------------------------------------------------------------------------------------------------
Catherine R. Kinney                 Group Executive               Director
                                    Vice President
                                    New York Stock Exchange, Inc.
                                    11 Wall Street, 6th floor
                                    New York, NY 10005
------------------------------------------------------------------------------------------------
Charles M. Leighton                 Retired Chairman and          Director
                                    Chief Executive Officer
                                    CML Group, Inc.
                                    51 Vaughn Hill Road
                                    Bolton, MA 01740
------------------------------------------------------------------------------------------------
Stewart Nagler                      Vice Chairman of the Board    Vice Chairman of the Board and
                                    and Chief Financial Officer   Chief Financial Officer and
                                    MetLife, Inc. and             Director
                                    Metropolitan Life Insurance
                                    Company
                                    One Madison Avenue
                                    New York, NY 10010
------------------------------------------------------------------------------------------------

                                    Principal Occupation &        Positions and Offices
 Name                               Business Address                  with MetLife
---------------------------------------------------------------------------------------
John J. Phelan, Jr.                 Retired Chairman and                Director
                                    Chief Executive Officer
                                    New York Stock Exchange, Inc.
                                    P.O. Box 524
                                    Locust Valley, NY 11560
---------------------------------------------------------------------------------------
Hugh B. Price                       President and Chief Executive       Director
                                    Officer
                                    National Urban League, Inc.
                                    120 Wall Street
                                    New York, NY 10005
---------------------------------------------------------------------------------------
William C. Steere, Jr.              Chairman of the Board               Director
                                    Pfizer, Inc.
                                    235 East 42nd Street
                                    New York, NY 10017
---------------------------------------------------------------------------------------



 Name of Officer*              Position with Metropolitan Life
---------------------------------------------------------------------------------------
Robert H. Benmosche            Chairman of the Board, President and Chief Executive
                               Officer
---------------------------------------------------------------------------------------
Gerald Clark                   Vice Chairman of the Board, Chief Investment Officer and
                               Director
---------------------------------------------------------------------------------------
Stewart G. Nagler              Vice Chairman of the Board, Chief Financial Officer and
                               Director
---------------------------------------------------------------------------------------
Gary A. Beller                 Senior Executive Vice-President and General Counsel
---------------------------------------------------------------------------------------
Gwenn L. Carr                  Vice President and Secretary
---------------------------------------------------------------------------------------
Daniel J. Cavanagh             Executive Vice President
---------------------------------------------------------------------------------------
C. Robert Henrikson            President, Institutional Business
---------------------------------------------------------------------------------------
Jeffrey J. Hodgman             Executive Vice President
---------------------------------------------------------------------------------------
William J. Toppeta             President, International
---------------------------------------------------------------------------------------
Catherine A. Rein              Senior Executive Vice-President; President and Chief
                               Executive Officer, Metropolitan Property and Casualty
                               Insurance Company
---------------------------------------------------------------------------------------
Stanley J. Talbi               Senior Vice-President and Chief Actuary
---------------------------------------------------------------------------------------
Lisa M. Weber                  Executive Vice-President
---------------------------------------------------------------------------------------
Judy E. Weiss                  Executive Vice-President and Chief Actuary
---------------------------------------------------------------------------------------
Virginia M. Wilson             Senior Vice President and Controller (Chief Accounting
                               Officer)
---------------------------------------------------------------------------------------

--------

* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company as of December 31, 2002, and the results of their operations and changes in net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 26, 2003

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                              Metropolitan Fund
                                                  --------------------------------------------------------------------------
                                                    State Street   State Street   State Street                    Putnam
                                                      Research       Research       Research        MetLife    International
                                                  Investment Trust Diversified  Aggressive Growth Stock Index      Stock
                                                     Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
                                                  ---------------- ------------ ----------------- ------------ -------------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (14,474,724 shares; cost $440,761,220)..........   $276,756,720   $         --   $         --    $         --  $        --
State Street Research Diversified Portfolio
 (18,221,054 shares; cost $300,082,589)..........             --    238,149,180             --              --           --
State Street Research Aggressive Growth Portfolio
 (10,255,141 shares; cost $252,928,964)..........             --             --    130,753,042              --           --
MetLife Stock Index Portfolio
 (13,911,433 shares; cost $442,239,598)..........             --             --             --     325,666,649           --
Putnam International Stock Portfolio
 (4,241,422 shares; cost $49,020,108)............             --             --             --              --   32,913,436
Janus Mid Cap Portfolio
 (11,349,518 shares; cost $227,150,552)..........             --             --             --              --           --
T. Rowe Price Small Cap Growth Portfolio
 (4,570,520 shares; cost $56,451,446)............             --             --             --              --           --
Scudder Global Equity Portfolio
 (2,273,932 shares; cost $27,906,569)............             --             --             --              --           --
Harris Oakmark Large Cap Value Portfolio
 (2,397,225 shares; cost $25,848,040)............             --             --             --              --           --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,432,018 shares; cost $19,895,280)............             --             --             --              --           --
T. Rowe Price Large Cap Growth Portfolio
 (2,468,024 shares; cost $27,759,151)............             --             --             --              --           --
Lehman Brothers Aggregate Bond Index Portfolio
 (4,841,080 shares; cost $50,327,819)............             --             --             --              --           --
Morgan Stanley EAFE Index Portfolio
 (1,843,069 shares; cost $15,649,298)............             --             --             --              --           --
Russell 2000 Index Portfolio
 (1,794,610 shares; cost $17,132,177)............             --             --             --              --           --
Putnam Large Cap Growth Portfolio
 (1,449,674 shares; cost $7,190,171).............             --             --             --              --           --
State Street Research Aurora Portfolio
 (2,626,537 shares; cost $34,513,109)............             --             --             --              --           --
MetLife Mid Cap Stock Index Portfolio
 (1,752,987 shares; cost $17,286,892)............             --             --             --              --           --
Janus Growth Portfolio
 (374,303 shares; cost $2,471,214)...............             --             --             --              --           --
Franklin Templeton Small Cap Growth Portfolio
 (197,810 shares; cost $1,523,267)...............             --             --             --              --           --
State Street Research Large Cap Value Portfolio
 (23,763 shares; cost $192,091)..................             --             --             --              --           --
Janus Fund
Janus Aspen Growth Portfolio
 (148,078 shares; cost $3,022,525)...............             --             --             --              --           --
Invesco Fund
Invesco VIF High Yield Portfolio
 (70,674 shares; cost $517,831)..................             --             --             --              --           --
Invesco VIF Equity Income Portfolio
 (8,467 shares; cost $152,250)...................             --             --             --              --           --
Invesco VIF Real Estate Opportunity Portfolio
 (17,086 shares; cost $174,935)..................             --             --             --              --           --
Franklin Fund
Franklin Templeton International Stock Portfolio
 (274,662 shares; cost $3,092,787)...............             --             --             --              --           --
Franklin Templeton Valuemark Small Cap Portfolio
 (63,068 shares; cost $980,915)..................             --             --             --              --           --
                                                    ------------   ------------   ------------    ------------  -----------
Total Investments................................    276,756,720    238,149,180    130,753,042     325,666,649   32,913,436
Cash and Accounts Receivable.....................        223,249             --         62,576         561,314       52,662
                                                    ------------   ------------   ------------    ------------  -----------
Total assets.....................................    276,979,969    238,149,180    130,815,618     326,227,963   32,966,098
LIABILITIES:
Due to Metropolitan Life Insurance Company.......             --        128,827             --              --           --
                                                    ------------   ------------   ------------    ------------  -----------
NET ASSETS.......................................   $276,979,969   $238,020,353   $130,815,618    $326,227,963  $32,966,098
                                                    ============   ============   ============    ============  ===========
Outstanding Units (In Thousands).................         15,060         12,268         11,447          22,140        3,296
Unit Values......................................       $8.11 to       $9.78 to       $8.32 to        $7.48 to     $7.78 to
                                                          $25.66         $25.64         $12.09          $23.03       $10.91


                      See Notes to Financial Statements.

                                              Metropolitan Fund
--------------------------------------------------------------------------------------------------------------
               T. Rowe                                    Neuberger      T. Rowe                     Morgan
   Janus     Price Small    Scudder    Harris Oakmark  Berman Partners Price Large Lehman Brothers  Stanley
  Mid Cap    Cap Growth  Global Equity    Large Cap     Mid Cap Value  Cap Growth  Aggregate Bond  EAFE Index
 Portfolio    Portfolio    Portfolio   Value Portfolio    Portfolio     Portfolio  Index Portfolio Portfolio
------------ ----------- ------------- --------------- --------------- ----------- --------------- -----------

$         -- $        --  $        --    $        --     $        --   $        --   $        --   $        --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

 118,148,481          --           --             --              --            --            --            --

          --  39,809,233           --             --              --            --            --            --

          --          --   20,419,906             --              --            --            --            --

          --          --           --     23,037,333              --            --            --            --

          --          --           --             --      18,272,550            --            --            --

          --          --           --             --              --    21,990,092            --            --

          --          --           --             --              --            --    54,074,866            --

          --          --           --             --              --            --            --    13,380,681

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --
------------ -----------  -----------    -----------     -----------   -----------   -----------   -----------
 118,148,481  39,809,233   20,419,906     23,037,333      18,272,550    21,990,092    54,074,866    13,380,681
     871,094      70,855       56,027         35,221          13,272       104,793            --       115,391
------------ -----------  -----------    -----------     -----------   -----------   -----------   -----------
 119,019,575  39,880,088   20,475,933     23,072,554      18,285,822    22,094,885    54,074,866    13,496,072
          --          --           --             --              --            --        28,578            --
------------ -----------  -----------    -----------     -----------   -----------   -----------   -----------
$119,019,575 $39,880,088  $20,475,933    $23,072,554     $18,285,822   $22,094,885   $54,046,288   $13,496,072
============ ===========  ===========    ===========     ===========   ===========   ===========   ===========
      11,521       4,261        1,978          2,346           1,567         2,853         4,147         2,044
    $4.22 to    $9.05 to     $9.90 to       $9.23 to       $10.24 to      $6.35 to     $12.43 to      $5.76 to
      $12.07      $10.04       $11.03         $11.71          $14.13         $9.27        $13.19         $7.53

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                      Metropolitan Fund
                                                  ----------------------------------------------------------
                                                                                        MetLife
                                                    Russell    Putnam    State Street   Mid Cap
                                                     2000     Large Cap    Research      Stock      Janus
                                                     Index     Growth       Aurora       Index     Growth
                                                   Portfolio  Portfolio   Portfolio    Portfolio  Portfolio
                                                  ----------- ---------- ------------ ----------- ----------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (14,474,724 shares; cost $440,761,220).......... $        -- $       -- $        --  $        -- $       --
State Street Research Diversified Portfolio
 (18,221,054 shares; cost $300,082,589)..........          --         --          --           --         --
State Street Research Aggressive Growth Portfolio
 (10,255,141 shares; cost $252,928,964)..........          --         --          --           --         --
MetLife Stock Index Portfolio
 (13,911,433 shares; cost $442,239,598)..........          --         --          --           --         --
Putnam International Stock Portfolio
 (4,241,422 shares; cost $49,020,108)............          --         --          --           --         --
Janus Mid Cap Portfolio
 (11,349,518 shares; cost $227,150,552)..........          --         --          --           --         --
T. Rowe Price Small Cap Growth Portfolio
 (4,570,520 shares; cost $56,451,446)............          --         --          --           --         --
Scudder Global Equity Portfolio
 (2,273,932 shares; cost $27,906,569)............          --         --          --           --         --
Harris Oakmark Large Cap Value Portfolio
 (2,397,225 shares; cost $25,848,040)............          --         --          --           --         --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,432,018 shares; cost $19,895,280)............          --         --          --           --         --
T. Rowe Price Large Cap Growth Portfolio
 (2,468,024 shares; cost $27,759,151)............          --         --          --           --         --
Lehman Brothers Aggregate Bond Index Portfolio
 (4,841,080 shares; cost $50,327,819)............          --         --          --           --         --
Morgan Stanley EAFE Index Portfolio
 (1,843,069 shares; cost $15,649,298)............          --         --          --           --         --
Russell 2000 Index Portfolio
 (1,794,610 shares; cost $17,132,177)............  14,805,534         --          --           --         --
Putnam Large Cap Growth Portfolio
 (1,449,674 shares; cost $7,190,171).............          --  5,204,328          --           --         --
State Street Research Aurora Portfolio
 (2,626,537 shares; cost $34,513,109)............          --         --  29,075,760           --         --
MetLife Mid Cap Stock Index Portfolio
 (1,752,987 shares; cost $17,286,892)............          --         --          --   15,548,990         --
Janus Growth Portfolio
 (374,303 shares; cost $2,471,214)...............          --         --          --           --  2,032,467
Franklin Templeton Small Cap Growth Portfolio
 (197,810 shares; cost $1,523,267)...............          --         --          --           --         --
State Street Research Large Cap Value Portfolio
 (23,763 shares; cost $192,091)..................          --         --          --           --         --
Janus Fund
Janus Aspen Growth Portfolio
 (148,078 shares; cost $3,022,525)...............          --         --          --           --         --
Invesco Fund
Invesco VIF High Yield Portfolio
 (70,674 shares; cost $517,831)..................          --         --          --           --         --
Invesco VIF Equity Income Portfolio
 (8,467 shares; cost $152,250)...................          --         --          --           --         --
Invesco VIF Real Estate Opportunity Portfolio
 (17,086 shares; cost $174,935)..................          --         --          --           --         --
Franklin Fund
Franklin Templeton International Stock Portfolio
 (274,662 shares; cost $3,092,787)...............          --         --          --           --         --
Franklin Templeton Valuemark Small Cap Portfolio
 (63,068 shares; cost $980,915)..................          --         --          --           --         --
                                                  ----------- ---------- -----------  ----------- ----------
Total Investments................................  14,805,534  5,204,328  29,075,760   15,548,990  2,032,467
Cash and Accounts Receivable.....................      23,000     48,385          --       18,967     12,817
                                                  ----------- ---------- -----------  ----------- ----------
Total assets.....................................  14,828,534  5,252,713  29,075,760   15,567,957  2,045,284
LIABILITIES:
Due to Metropolitan Life Insurance...............          --         --      15,202           --         --
                                                  ----------- ---------- -----------  ----------- ----------
NET ASSETS....................................... $14,828,534 $5,252,713 $29,060,558  $15,567,957 $2,045,284
                                                  =========== ========== ===========  =========== ==========
Outstanding Units (In Thousands).................       1,614      1,463       2,599        1,762        381
Unit Values......................................    $7.43 to   $3.51 to   $10.30 to     $8.18 to   $5.35 to
                                                        $9.99      $3.79      $11.25        $8.98      $5.43

                      See Notes to Financial Statements.

   Metropolitan Fund    Janus Fund            Invesco Fund                  Franklin Fund
----------------------- ---------- ----------------------------------- -----------------------
Franklin   State Street                                                  Franklin    Franklin
Templeton    Research     Janus    Invesco VIF Invesco VIF Invesco VIF   Templeton   Templeton
Small Cap   Large Cap     Aspen       High       Equity    Real Estate International Valuemark
 Growth       Value       Growth      Yield      Income    Opportunity     Stock     Small Cap
Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio   Portfolio
---------  ------------ ---------- ----------- ----------- ----------- ------------- ---------
$       --  $      --   $       --  $     --    $     --    $     --    $       --   $     --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
 1,267,960         --           --        --          --          --            --         --
        --    188,913           --        --          --          --            --         --
        --         --    2,163,422        --          --          --            --         --
        --         --           --   475,634          --          --            --         --
        --         --           --        --     125,063          --            --         --
        --         --           --        --          --     179,233            --         --
        --         --           --        --          --          --     2,612,034         --
        --         --           --        --          --          --            --    800,968
----------  ---------   ----------  --------    --------    --------    ----------   --------
 1,267,960    188,913    2,163,422   475,634     125,063     179,233     2,612,034    800,968
        --         --           --        --          --          --            --         --
----------  ---------   ----------  --------    --------    --------    ----------   --------
 1,267,960    188,913    2,163,422   475,634     125,063     179,233     2,612,034    800,968

     2,227        328           --        --          --          --            --         --
----------  ---------   ----------  --------    --------    --------    ----------   --------
$1,265,733  $ 188,585   $2,163,422  $475,634    $125,063    $179,233    $2,612,034   $800,968
==========  =========   ==========  ========    ========    ========    ==========   ========
       198         23          354        65          15          14           344        163
  $6.31 to   $7.96 to        $6.10     $7.37       $7.94      $12.82         $7.57      $4.93
     $6.41      $8.00

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                              Zenith Fund
                                                           -------------------------------------------------
                                                                            Loomis                    MFS
                                                               Davis     Sayles Small Alger Equity Investors
                                                           Venture Value     Cap         Growth      Trust
                                                             Portfolio    Portfolio    Portfolio   Portfolio
                                                           ------------- ------------ ------------ ---------
ASSETS:
Investments at Value:
Zenith Fund
Davis Venture Value Portfolio
 (691,858 shares; cost $15,908,944).......................  $13,415,133   $       --   $       --  $      --
Loomis Sayles Small Cap Portfolio
 (17,312 shares; cost $2,876,139).........................           --    2,404,640           --         --
Alger Equity Growth Portfolio
 (215,204 shares; cost $3,971,211)........................           --           --    2,982,730         --
MFS Investors Trust Portfolio
 (101,400 shares; cost $764,507)..........................           --           --           --    690,536
MFS Research Managers Portfolio
 (45,747 shares; cost $372,528)...........................           --           --           --         --
State Street Research Bond Income Portfolio
 (826,931 shares; cost $87,823,814).......................           --           --           --         --
FI Structured Equity Portfolio
 (745 shares; cost $99,856)...............................           --           --           --         --
Harris Oakmark Focused Value Portfolio
 (76,214 shares; cost $13,563,953)........................           --           --           --         --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (190,267 shares; cost $2,109,683)........................           --           --           --         --
Salomon Brothers U.S. Government Portfolio
 (353,985 shares; cost $4,286,785)........................           --           --           --         --
State Street Research Money Market Portfolio
 (307,784 shares; cost $30,778,444).......................           --           --           --         --
FI Mid Cap Opportunities Portfolio
 (20,522 shares; cost $164,318)...........................           --           --           --         --
Alliance Fund
Alliance Growth & Income Portfolio
 (72,234 shares; cost $1,301,223).........................           --           --           --         --
Alliance Premier Growth Portfolio
 (2,442 shares; cost $53,408).............................           --           --           --         --
Alliance Technology Portfolio
 (1,827 shares; cost $29,944).............................           --           --           --         --
Fidelity Fund
Fidelity VIP Contrafund Portfolio
 (13,884 shares; cost $278,912)...........................           --           --           --         --
Fidelity VIP Asset Manager Growth Portfolio
 (12,818 shares; cost $152,436)...........................           --           --           --         --
Fidelity VIP Growth Portfolio
 (5,757 shares; cost $177,657)............................           --           --           --         --
American Fund
American Funds Growth Portfolio
 (289,649 shares; cost $11,296,498).......................           --           --           --         --
American Funds Growth-Income Portfolio
 (324,009 shares; cost $9,336,164)........................           --           --           --         --
American Funds Global Small Cap Portfolio
 (219,146 shares; cost $2,372,426)........................           --           --           --         --
Met Investors Fund
JPM Enhanced Index Portfolio
 (711 shares; cost $9,571)................................           --           --           --         --
MFS Mid Cap Growth Portfolio
 (293,301 shares; cost $1,734,251)........................           --           --           --         --
MFS Research International Portfolio
 (95,153 shares; cost $713,916)...........................           --           --           --         --
PIMCO Total Return Portfolio
 (548,334 shares; cost $5,961,523)........................           --           --           --         --
PIMCO Innovation Portfolio
 (412,507 shares; cost $1,910,459)........................           --           --           --         --
Lord Abbett Bond Debenture Portfolio
 (831,072 shares; cost $8,642,613)........................           --           --           --         --
Met/AIM Mid Cap Core Equity Portfolio
 (25,740 shares; cost $259,635)...........................           --           --           --         --
Met/AIM Small Cap Growth Portfolio
 (13,390 shares; cost $120,143)...........................           --           --           --         --
State Street Research Concentrated International Portfolio
 (16,867 shares; cost $152,869)...........................           --           --           --         --
                                                            -----------   ----------   ----------  ---------
Total Investments.........................................   13,415,133    2,404,640    2,982,730    690,536
Cash and Accounts Receivable..............................       15,059        3,753           --      3,357
                                                            -----------   ----------   ----------  ---------
Total assets..............................................   13,430,192    2,408,393    2,982,730    693,893
LIABILITIES:
Due to Metropolitan Life Insurance Company................           --           --           --         --
                                                            -----------   ----------   ----------  ---------
NET ASSETS................................................  $13,430,192   $2,408,393   $2,982,730  $ 693,893
                                                            ===========   ==========   ==========  =========
Outstanding Units (In Thousands)..........................          901           18          589        104
Unit Values...............................................     $7.48 to     $6.80 to        $5.06   $6.54 to
                                                                 $21.70      $150.51                   $6.84

                      See Notes to Financial Statements.

                                                 Zenith Fund
-------------------------------------------------------------------------------------------------------------
   MFS    State Street     FI                    Salomon Brothers                  State Street      FI
Research    Research   Structured Harris Oakmark  Strategic Bond  Salomon Brothers   Research      Mid Cap
Managers  Bond Income    Equity   Focused Value   Opportunities   U.S. Government  Money Market Opportunities
Portfolio  Portfolio   Portfolio    Portfolio       Portfolio        Portfolio      Portfolio     Portfolio
--------- ------------ ---------- -------------- ---------------- ---------------- ------------ -------------

$      -- $        --  $      --   $        --      $       --       $       --    $        --    $      --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
  313,368          --         --            --              --               --             --           --
       --  93,228,177         --            --              --               --             --           --
       --          --     93,104            --              --               --             --           --
       --          --         --    12,905,272              --               --             --           --
       --          --         --            --       2,176,655               --             --           --
       --          --         --            --              --        4,368,173             --           --
       --          --         --            --              --               --     30,778,444           --

       --          --         --            --              --               --             --      168,076
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --

       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --

       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --

       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
--------- -----------  ---------   -----------      ----------       ----------    -----------    ---------
  313,368  93,228,177     93,104    12,905,272       2,176,655        4,368,173     30,778,444      168,076
      972          --         --            --              --               --         32,169           --
--------- -----------  ---------   -----------      ----------       ----------    -----------    ---------
  314,340  93,228,177     93,104    12,905,272       2,176,655        4,368,173     30,810,613      168,076
       --      70,245        206        26,739           2,992            2,763             --          207
--------- -----------  ---------   -----------      ----------       ----------    -----------    ---------
$ 314,340 $93,157,932  $  92,898   $12,878,533      $2,173,663       $4,365,410    $30,810,613    $ 167,869
========= ===========  =========   ===========      ==========       ==========    ===========    =========
       47       5,564         12            76             177              340          1,981           21
 $5.29 to   $12.18 to   $6.59 to    $167.13 to       $12.12 to        $12.72 to      $13.09 to     $8.14 to
    $6.86      $25.85      $8.32       $169.65          $12.30           $12.91         $15.93        $8.19

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002



                                                                          Alliance Fund
                                                           -------------------------------------------
                                                              Alliance     Alliance Premier  Alliance
                                                           Growth & Income      Growth      Technology
                                                              Portfolio       Portfolio     Portfolio
                                                           --------------- ---------------- ----------
ASSETS:
Investments at Value:
Zenith Fund
Davis Venture Value Portfolio
 (691,858 shares; cost $15,908,944).......................   $       --        $    --       $    --
Loomis Sayles Small Cap Portfolio
 (17,312 shares; cost $2,876,139).........................           --             --            --
Alger Equity Growth Portfolio
 (215,204 shares; cost $3,971,211)........................           --             --            --
MFS Investors Trust Portfolio
 (101,400 shares; cost $764,507)..........................           --             --            --
MFS Research Managers Portfolio
 (45,747 shares; cost $372,528)...........................           --             --            --
State Street Research Bond Income Portfolio
 (826,931 shares; cost $87,823,814).......................           --             --            --
FI Structured Equity Portfolio
 (745 shares; cost $99,856)...............................           --             --            --
Harris Oakmark Focused Value Portfolio
 (76,214 shares; cost $13,563,953)........................           --             --            --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (190,267 shares; cost $2,109,683)........................           --             --            --
Salomon Brothers U.S. Government Portfolio
 (353,985 shares; cost $4,286,785)........................           --             --            --
State Street Research Money Market Portfolio
 (307,784 shares; cost $30,778,444).......................           --             --            --
FI Mid Cap Opportunities Portfolio
 (20,522 shares; cost $164,318)...........................           --             --            --
Alliance Fund
Alliance Growth & Income Portfolio
 (72,234 shares; cost $1,301,223).........................    1,191,135             --            --
Alliance Premier Growth Portfolio
 (2,442 shares; cost $53,408).............................           --         42,227            --
Alliance Technology Portfolio
 (1,827 shares; cost $29,944).............................           --             --        18,230
Fidelity Fund
Fidelity VIP Contrafund Portfolio
 (13,884 shares; cost $278,912)...........................           --             --            --
Fidelity VIP Asset Manager Growth Portfolio
 (12,818 shares; cost $152,436)...........................           --             --            --
Fidelity VIP Growth Portfolio
 (5,757 shares; cost $177,657)............................           --             --            --
American Fund
American Funds Growth Portfolio
 (289,649 shares; cost $11,296,498).......................           --             --            --
American Funds Growth-Income Portfolio
 (324,009 shares; cost $9,336,164)........................           --             --            --
American Funds Global Small Cap Portfolio
 (219,146 shares; cost $2,372,426)........................           --             --            --
Met Investors Fund
JPM Enhanced Index Portfolio
 (711 shares; cost $9,571)................................           --             --            --
MFS Mid Cap Growth Portfolio
 (293,301 shares; cost $1,734,251)........................           --             --            --
MFS Research International Portfolio
 (95,153 shares; cost $713,916)...........................           --             --            --
PIMCO Total Return Portfolio
 (548,334 shares; cost $5,961,523)........................           --             --            --
PIMCO Innovation Portfolio
 (412,507 shares; cost $1,910,459)........................           --             --            --
Lord Abbett Bond Debenture Portfolio
 (831,072 shares; cost $8,642,613)........................           --             --            --
Met/AIM Mid Cap Core Equity Portfolio
 (25,740 shares; cost $259,635)...........................           --             --            --
Met/AIM Small Cap Growth Portfolio
 (13,390 shares; cost $120,143)...........................           --             --            --
State Street Research Concentrated International Portfolio
 (16,867 shares; cost $152,869)...........................           --             --            --
                                                             ----------        -------       -------
Total Investments.........................................    1,191,135         42,227        18,230
Cash and Accounts Receivable..............................           --             --            --
                                                             ----------        -------       -------
Total assets..............................................    1,191,135         42,227        18,230
LIABILITIES:
Due to Metropolitan Life Insurance Company................           --             --            --
                                                             ----------        -------       -------
NET ASSETS................................................   $1,191,135        $42,227       $18,230
                                                             ==========        =======       =======
Outstanding Units (In Thousands)..........................          150              9             6
Unit Values...............................................        $7.92          $4.94         $3.16

                      See Notes to Financial Statements.

             Fidelity Fund                             American Fund                  Met Investors Fund
--------------------------------------- -------------------------------------------- --------------------
             Fidelity VIP                              American Funds American Funds    JPM       MFS
Fidelity VIP Asset Manager Fidelity VIP American Funds    Growth-         Global     Enhanced   Mid Cap
 Contrafund     Growth        Growth        Growth         Income       Small Cap      Index    Growth
 Portfolio     Portfolio    Portfolio     Portfolio      Portfolio      Portfolio    Portfolio Portfolio
------------ ------------- ------------ -------------- -------------- -------------- --------- ----------
  $     --     $     --      $     --     $       --     $       --     $       --    $   --   $       --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
   249,221           --            --             --             --             --        --           --
        --      130,875            --             --             --             --        --           --
        --           --       133,611             --             --             --        --           --
        --           --            --      9,642,419             --             --        --           --
        --           --            --             --      8,268,707             --        --           --
        --           --            --             --             --      2,022,713        --           --
        --           --            --             --             --             --     7,765           --
        --           --            --             --             --             --        --    1,366,781
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
  --------     --------      --------     ----------     ----------     ----------    ------   ----------
   249,221      130,875       133,611      9,642,419      8,268,707      2,022,713     7,765    1,366,781
        --           --            --        349,603        138,794         10,200        --        6,216
  --------     --------      --------     ----------     ----------     ----------    ------   ----------
   249,221      130,875       133,611      9,992,022      8,407,501      2,032,913     7,765    1,372,997
        --           --            --             --             --             --        --           --
  --------     --------      --------     ----------     ----------     ----------    ------   ----------
  $249,221     $130,875      $133,611     $9,992,022     $8,407,501     $2,032,913    $7,765   $1,372,997
  ========     ========      ========     ==========     ==========     ==========    ======   ==========
        35           20            28            221            287            203         1          294
     $7.16        $6.50         $4.72      $44.64 to      $28.98 to       $9.90 to     $6.09     $4.62 to
                                              $45.32         $29.42         $10.05                  $4.69

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                          Met Investors Fund
                                                           -------------------------------------------------
                                                                MFS                              Lord Abbett
                                                             Research       PIMCO       PIMCO       Bond
                                                           International Total Return Innovation  Debenture
                                                             Portfolio    Portfolio   Portfolio   Portfolio
                                                           ------------- ------------ ---------- -----------
ASSETS:
Investments at Value:
Zenith Fund
Davis Venture Value Portfolio
 (691,858 shares; cost $15,908,944).......................   $      --    $       --  $       -- $       --
Loomis Sayles Small Cap Portfolio
 (17,312 shares; cost $2,876,139).........................          --            --          --         --
Alger Equity Growth Portfolio
 (215,204 shares; cost $3,971,211)........................          --            --          --         --
MFS Investors Trust Portfolio
 (101,400 shares; cost $764,507)..........................          --            --          --         --
MFS Research Managers Portfolio
 (45,747 shares; cost $372,528)...........................          --            --          --         --
State Street Research Bond Income Portfolio
 (826,931 shares; cost $87,823,814).......................          --            --          --         --
FI Structured Equity Portfolio
 (745 shares; cost $99,856)...............................          --            --          --         --
Harris Oakmark Focused Value Portfolio
 (76,214 shares; cost $13,563,953)........................          --            --          --         --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (190,267 shares; cost $2,109,683)........................          --            --          --         --
Salomon Brothers U.S. Government Portfolio
 (353,985 shares; cost $4,286,785)........................          --            --          --         --
State Street Research Money Market Portfolio
 (307,784 shares; cost $30,778,444).......................          --            --          --         --
FI Mid Cap Opportunities Portfolio
 (20,522 shares; cost $164,318)...........................          --            --          --         --
Alliance Fund
Alliance Growth & Income Portfolio
 (72,234 shares; cost $1,301,223).........................          --            --          --         --
Alliance Premier Growth Portfolio
 (2,442 shares; cost $53,408).............................          --            --          --         --
Alliance Technology Portfolio
 (1,827 shares; cost $29,944).............................          --            --          --         --
Fidelity Fund
Fidelity VIP Contrafund Portfolio
 (13,884 shares; cost $278,912)...........................          --            --          --         --
Fidelity VIP Asset Manager Growth Portfolio
 (12,818 shares; cost $152,436)...........................          --            --          --         --
Fidelity VIP Growth Portfolio
 (5,757 shares; cost $177,657)............................          --            --          --         --
American Fund
American Funds Growth Portfolio
 (289,649 shares; cost $11,296,498).......................          --            --          --         --
American Funds Growth-Income Portfolio
 (324,009 shares; cost $9,336,164)........................          --            --          --         --
American Funds Global Small Cap Portfolio
 (219,146 shares; cost $2,372,426)........................          --            --          --         --
Met Investors Fund
JPM Enhanced Index Portfolio
 (711 shares; cost $9,571)................................          --            --          --         --
MFS Mid Cap Growth Portfolio
 (293,301 shares; cost $1,734,251)........................          --            --          --         --
MFS Research International Portfolio
 (95,153 shares; cost $713,916)...........................     712,696            --          --         --
PIMCO Total Return Portfolio
 (548,334 shares; cost $5,961,523)........................          --     6,218,104          --         --
PIMCO Innovation Portfolio
 (412,507 shares; cost $1,910,459)........................          --            --   1,262,271         --
Lord Abbett Bond Debenture Portfolio
 (831,072 shares; cost $8,642,613)........................          --            --          --  8,510,181
Met/AIM Mid Cap Core Equity Portfolio
 (25,740 shares; cost $259,635)...........................          --            --          --         --
Met/AIM Small Cap Growth Portfolio
 (13,390 shares; cost $120,143)...........................          --            --          --         --
State Street Research Concentrated International Portfolio
 (16,867 shares; cost $152,869)...........................          --            --          --         --
                                                             ---------    ----------  ---------- ----------
Total Investments.........................................     712,696     6,218,104   1,262,271  8,510,181
Cash and Accounts Receivable..............................         986            --       6,810     86,425
                                                             ---------    ----------  ---------- ----------
Total assets..............................................     713,682     6,218,104   1,269,081  8,596,606
LIABILITIES:
Due to Metropolitan Life Insurance Company................          --         4,422          --         --
                                                             ---------    ----------  ---------- ----------
NET ASSETS................................................   $ 713,682    $6,213,682  $1,269,081 $8,596,606
                                                             =========    ==========  ========== ==========
Outstanding Units (In Thousands)..........................          95           534         416        748
Unit Values...............................................    $7.41 to     $11.55 to    $3.01 to  $10.87 to
                                                                 $7.52        $11.72       $3.06     $12.51

                      See Notes to Financial Statements.

                              Met Investors Fund
                  -------------------------------------------
                    Met/AIM    Met/AIM  State Street Research
                    Mid Cap   Small Cap     Concentrated
                  Core Equity  Growth       International
                   Portfolio  Portfolio       Portfolio
                  ----------- --------- ---------------------
                   $      --  $      --       $      --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                     253,284         --              --
                          --    115,821              --
                          --         --         149,949
                   ---------  ---------       ---------
                     253,284    115,821         149,949
                          --         --              21
                   ---------  ---------       ---------
                     253,284    115,821         149,970
                         304         25              --
                   ---------  ---------       ---------
                   $ 252,980  $ 115,796       $ 149,970
                   =========  =========       =========
                          30         15              18
                    $8.53 to   $7.59 to        $8.37 to
                       $8.58      $7.63           $8.42

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                            Metropolitan Fund
                                                                -----------------------------------------
                                                                  State Street Research Investment Trust
                                                                                Portfolio
                                                                -----------------------------------------
                                                                For the Year   For the Year  For the Year
                                                                   Ended          Ended         Ended
                                                                December 31,   December 31,  December 31,
                                                                    2002           2001          2000
                                                                ------------  -------------  ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $  1,708,899  $  51,437,166  $  4,838,821
Expenses:
  Mortality and expense charges................................    2,678,347      3,136,115     3,798,303
                                                                ------------  -------------  ------------
Net investment (loss) income...................................     (969,448)    48,301,051     1,040,518
                                                                ------------  -------------  ------------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........   (6,132,437)       731,187     5,846,334
Change in unrealized (depreciation) appreciation of investments  (90,883,953)  (122,469,738)  (37,904,600)
                                                                ------------  -------------  ------------
Net realized and unrealized (losses) gains on investments......  (97,016,390)  (121,738,551)  (32,058,266)
                                                                ------------  -------------  ------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(97,985,838) $ (73,437,500) $(31,017,748)
                                                                ============  =============  ============

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                     Metropolitan Fund
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Diversified      State Street Research Aggressive Growth             MetLife Stock Index
               Portfolio                                 Portfolio                                 Portfolio
---------------------------------------  ----------------------------------------  ----------------------------------------
For the Year  For the Year  For the Year For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended        Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31, December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    2002          2001          2000         2002          2001          2000          2002          2001          2000
------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------  ------------

$  5,726,999  $ 25,415,648  $ 1,174,688  $         --  $ 46,776,659  $ 27,463,699  $  5,409,402  $  3,858,667  $ 13,335,508

   2,168,000     2,231,404    2,258,802     1,263,240     1,493,070     1,992,343     2,704,257     2,645,594     2,457,289
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
   3,558,999    23,184,244   (1,084,114)   (1,263,240)   45,283,589    25,471,356     2,705,145     1,213,073    10,878,219
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

  (1,810,936)     (111,095)   1,585,197    (5,953,657)   (1,536,972)    3,369,764    (5,045,284)    4,130,927     6,159,583
 (41,694,719)  (42,080,714)    (360,101)  (44,703,891)  (94,895,107)  (48,026,970)  (82,559,071)  (48,985,481)  (49,619,601)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
 (43,505,655)  (42,191,809)   1,225,096   (50,657,548)  (96,432,079)  (44,657,206)  (87,604,355)  (44,854,554)  (43,460,018)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
$(39,946,656) $(19,007,565) $   140,982  $(51,920,788) $(51,148,490) $(19,185,850) $(84,899,210) $(43,641,481) $(32,581,799)
============  ============  ===========  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                           Metropolitan Fund
                                                                --------------------------------------
                                                                      Putnam International Stock
                                                                               Portfolio
                                                                --------------------------------------
                                                                For the Year For the Year  For the Year
                                                                   Ended        Ended         Ended
                                                                December 31, December 31,  December 31,
                                                                    2002         2001          2000
                                                                ------------ ------------  ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $   317,077  $  1,500,375  $   274,114
Expenses:
  Mortality and expense charges................................     298,333       327,499      377,435
                                                                -----------  ------------  -----------
Net investment (loss) income...................................      18,744     1,172,876     (103,321)
                                                                -----------  ------------  -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........  (2,655,399)   (1,661,736)     309,181
Change in unrealized (depreciation) appreciation of investments  (4,418,288)   (9,202,287)  (5,241,506)
                                                                -----------  ------------  -----------
Net realized and unrealized (losses) gains on investments......  (7,073,687)  (10,864,023)  (4,932,325)
                                                                -----------  ------------  -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(7,054,943) $ (9,691,147) $(5,035,646)
                                                                ===========  ============  ===========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                   Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------
              Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
                Portfolio                                Portfolio                              Portfolio
----------------------------------------  --------------------------------------  -------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year For the Year For the Year For the Year For the Year
   Ended         Ended         Ended         Ended         Ended        Ended        Ended        Ended        Ended
December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31, December 31, December 31,
    2002          2001          2000          2002          2001         2000         2002         2001         2000
------------  ------------  ------------  ------------  ------------ ------------ ------------ ------------ ------------

$         --  $         --  $ 11,303,876  $         --  $ 3,542,193  $        --  $   350,009  $ 2,319,964   $  64,757

   1,013,088     1,037,631     1,274,377       332,098      332,644      307,077      168,321      164,713     142,655
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------
  (1,013,088)   (1,037,631)   10,029,499      (332,098)   3,209,549     (307,077)     181,688    2,155,251     (77,898)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------

  (5,163,698)   (2,451,549)    3,280,184      (297,872)    (796,014)     759,159     (466,029)     (71,082)    423,877
 (34,449,605)  (53,291,667)  (70,128,825)  (12,423,975)  (6,595,361)  (4,955,737)  (3,445,540)  (5,825,339)   (702,165)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------
 (39,613,303)  (55,743,216)  (66,848,641)  (12,721,847)  (7,391,375)  (4,196,578)  (3,911,569)  (5,896,421)   (278,288)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------
$(40,626,391) $(56,780,847) $(56,819,142) $(13,053,945) $(4,181,826) $(4,503,655) $(3,729,881) $(3,741,170)  $(356,186)
============  ============  ============  ============  ===========  ===========  ===========  ===========   =========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                          Metropolitan Fund
                                                                -------------------------------------
                                                                    Harris Oakmark Large Cap Value
                                                                              Portfolio
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2002         2001         2000
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $   618,214    $ 12,105     $ 45,533
Expenses:
  Mortality and expense charges................................     179,930      68,617        8,356
                                                                -----------    --------     --------
Net investment (loss) income...................................     438,284     (56,512)      37,177
                                                                -----------    --------     --------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     173,172      94,596      (27,497)
Change in unrealized (depreciation) appreciation of investments  (3,824,797)    810,284      217,646
                                                                -----------    --------     --------
Net realized and unrealized (losses) gains on investments......  (3,651,625)    904,880      190,149
                                                                -----------    --------     --------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(3,213,341)   $848,368     $227,326
                                                                ===========    ========     ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
              Portfolio                               Portfolio                              Portfolio
--------------------------------------  -------------------------------------  -------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001         2000         2002         2001         2000         2002         2001         2000
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$    49,885    $ 196,293     $192,122   $    57,106   $   8,447    $ 212,097    $1,283,105   $  366,468   $1,151,414
    139,354       89,772       16,357       163,196     103,226       28,064       300,244      154,225       51,779
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
    (89,469)     106,521      175,765      (106,090)    (94,779)     184,033       982,861      212,243    1,099,635
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
    105,666      (68,863)      28,891      (317,124)   (100,488)       9,246       515,268      210,509       61,931
 (1,888,036)    (195,526)     444,118    (5,333,848)    (92,461)    (515,437)    2,760,523    1,053,501      (39,445)
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
 (1,782,370)    (264,389)     473,009    (5,650,972)   (192,949)    (506,191)    3,275,791    1,264,010       22,486
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
$(1,871,839)   $(157,868)    $648,774   $(5,757,062)  $(287,728)   $(322,158)   $4,258,652   $1,476,253   $1,122,121
===========    =========     ========   ===========   =========    =========    ==========   ==========   ==========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS



                                                                          Metropolitan Fund
                                                                -------------------------------------
                                                                      Morgan Stanley EAFE Index
                                                                              Portfolio
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2002         2001         2000
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $    59,278  $    25,460   $  90,887
Expenses:
  Mortality and expense charges................................     123,406       63,300      22,497
                                                                -----------  -----------   ---------
Net investment (loss) income...................................     (64,128)     (37,840)     68,390
                                                                -----------  -----------   ---------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (800,822)    (961,834)    (86,470)
Change in unrealized (depreciation) appreciation of investments  (1,274,363)    (729,479)   (425,063)
                                                                -----------  -----------   ---------
Net realized and unrealized (losses) gains on investments......  (2,075,185)  (1,691,313)   (511,533)
                                                                -----------  -----------   ---------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(2,139,313) $(1,729,153)  $(443,143)
                                                                ===========  ===========   =========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                    Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------------
          Russell 2000 Index                   Putnam Large Cap Growth                State Street Research Aurora
              Portfolio                               Portfolio                                 Portfolio
-------------------------------------  ---------------------------------------  -----------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Period For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended     May 1, 2000 to    Ended        Ended     July 5, 2000 to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2002         2001         2000         2002         2001          2000          2002         2001          2000
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ ---------------

$    74,869  $    21,244  $   797,642  $        --   $      --     $      --    $   127,494   $   44,265     $ 20,669
    104,600       68,898       21,802       39,278      22,732         1,713        225,368       95,291        3,697
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
    (29,731)     (47,654)     775,840      (39,278)    (22,732)       (1,713)       (97,874)     (51,026)      16,972
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
   (343,069)  (1,016,179)     (27,586)    (304,226)   (113,353)       (1,766)        81,843      155,882        3,082
 (2,545,881)   1,215,383   (1,037,181)  (1,227,374)   (585,114)     (173,356)    (6,958,922)   1,218,805      302,768
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
 (2,888,950)     199,204   (1,064,767)  (1,531,600)   (698,467)     (175,122)    (6,877,079)   1,374,687      305,850
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
$(2,918,681) $   151,550  $  (288,927) $(1,570,878)  $(721,199)    $(176,835)   $(6,974,953)  $1,323,661     $322,822
===========  ===========  ===========  ===========   =========     =========    ===========   ==========     ========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS



                                                                                    Metropolitan Fund
                                                          --------------------------------------------------------------------

                                                                 MetLife Mid Cap Stock Index               Janus Growth
                                                                          Portfolio                          Portfolio
                                                          ----------------------------------------  --------------------------
                                                          For the Year For the Year For the Period  For the Year For the Period
                                                             Ended        Ended     July 5, 2000 to    Ended     May 1, 2001 to
                                                          December 31, December 31,  December 31,   December 31,  December 31,
                                                              2002         2001          2000           2002          2001
                                                          ------------ ------------ --------------- ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.............................................. $    42,658    $ 24,102       $ 8,945      $      --      $     --
Expenses:
  Mortality and expense charges..........................      98,019      42,826         1,923         13,374         2,780
                                                          -----------    --------       -------      ---------      --------
Net investment (loss) income.............................     (55,361)    (18,724)        7,022        (13,374)       (2,780)
                                                          -----------    --------       -------      ---------      --------
NET REALIZED AND UNREALIZED (LOSSES) GAINS
 ON INVESTMENTS:
Net realized (losses) gains from security transactions...     (23,095)    (19,531)         (300)       (78,401)      (43,356)
Change in unrealized (depreciation) appreciation of
 investments.............................................  (2,089,536)    294,328        57,307       (426,893)      (11,854)
                                                          -----------    --------       -------      ---------      --------
Net realized and unrealized (losses) gains on investments  (2,112,631)    274,797        57,007       (505,294)      (55,210)
                                                          -----------    --------       -------      ---------      --------
NET (DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS............................... $(2,167,992)   $256,073       $64,029      $(518,668)     $(57,990)
                                                          ===========    ========       =======      =========      ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                Metropolitan Fund                               Janus Fund                            Invesco Fund
------------------------------------------------  -------------------------------------  -------------------------------------
    Franklin Templeton      State Street Research
     Small Cap Growth          Large Cap Value              Janus Aspen Growth                   Invesco VIF High Yield
         Portfolio                Portfolio                     Portfolio                              Portfolio
--------------------------  --------------------- -------------------------------------  -------------------------------------
For the Year For the Period    For the Period     For the Year For the Year For the Year For the Year For the Year For the Year
   Ended     May 1, 2001 to    May 1, 2002 to        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31,      December 31,      December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001              2002              2002         2001         2000         2002         2001         2000
------------ -------------- --------------------- ------------ ------------ ------------ ------------ ------------ ------------

 $      --      $    --            $   869         $     708   $   210,720  $   191,433    $ 49,754     $ 29,774     $    --
     8,397        1,124                436            10,078        25,354       19,763       1,346          602          42
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------
    (8,397)      (1,124)               433            (9,370)      185,366      171,670      48,408       29,172         (42)
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------

   (42,766)      (3,651)            (3,284)         (179,152)   (1,848,663)     (11,878)    (31,480)      (3,798)        (11)

  (271,373)      16,066             (3,178)         (329,490)      498,521   (1,038,841)     (7,350)     (33,395)     (1,445)
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------
  (314,139)      12,415             (6,462)         (508,642)   (1,350,142)  (1,050,719)    (38,830)     (37,193)     (1,456)
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------

 $(322,536)     $11,291            $(6,029)        $(518,012)  $(1,164,776) $  (879,049)   $  9,578     $ (8,021)    $(1,498)
 =========      =======            =======         =========   ===========  ===========    ========     ========     =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                             Invesco Fund
                                                                -------------------------------------
                                                                             Invesco VIF
                                                                       Equity Income Portfolio
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2002         2001         2000
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $  2,157     $ 1,779       $ 783
Expenses:
  Mortality and expense charges................................        638         304          58
                                                                  --------     -------       -----
Net investment (loss) income...................................      1,519       1,475         725
                                                                  --------     -------       -----
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (7,425)     (1,414)         18
Change in unrealized (depreciation) appreciation of investments    (21,641)     (4,995)       (596)
                                                                  --------     -------       -----
Net realized and unrealized (losses) gains on investments......    (29,066)     (6,409)       (578)
                                                                  --------     -------       -----
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(27,547)    $(4,934)      $ 147
                                                                  ========     =======       =====

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

             Invesco Fund                                       Franklin Fund
-------------------------------------  ------------------------------------------------------------------
       Invesco VIF Real Estate                   Franklin Templeton           Franklin Templeton Valuemark
        Opportunity Portfolio              International Stock Portfolio       Small Cap Portfolio (a)
-------------------------------------  -------------------------------------  ---------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year   For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended          Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,   December 31,
    2002         2001         2000         2002         2001         2000         2002           2001
------------ ------------ ------------ ------------ ------------ ------------ ------------   ------------
  $ 1,881      $ 1,183       $   --     $  44,446    $ 203,320     $ 34,323    $   2,327        $   56
    2,129          531          288        13,035        5,484        3,352        3,601           177
  -------      -------       ------     ---------    ---------     --------    ---------        ------
     (248)         652         (288)       31,411      197,836       30,971       (1,274)         (121)
  -------      -------       ------     ---------    ---------     --------    ---------        ------
   12,032        1,271          445      (325,690)     (18,952)     (35,953)     (49,638)         (480)
    3,016       (3,692)       4,890      (187,267)    (287,060)      (6,907)    (184,311)        4,364
  -------      -------       ------     ---------    ---------     --------    ---------        ------
   15,048       (2,421)       5,335      (512,957)    (306,012)     (42,860)    (233,949)        3,884
  -------      -------       ------     ---------    ---------     --------    ---------        ------
  $14,800      $(1,769)      $5,047     $(481,546)   $(108,176)    $(11,889)   $(235,223)       $3,763
  =======      =======       ======     =========    =========     ========    =========        ======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                               Zenith Fund
                                                                ----------------------------------------
                                                                           Davis Venture Value
                                                                                Portfolio
                                                                ----------------------------------------
                                                                For the Year For the Year For the Period
                                                                   Ended        Ended     July 5, 2000 to
                                                                December 31, December 31,  December 31,
                                                                    2002         2001          2000
                                                                ------------ ------------ ---------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $    91,596   $ 192,850       $    --
Expenses:
  Mortality and expense charges................................      90,846      39,662         1,697
                                                                -----------   ---------       -------
Net investment (loss) income...................................         750     153,188        (1,697)
                                                                -----------   ---------       -------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (188,804)    (46,987)         (482)
Change in unrealized (depreciation) appreciation of investments  (2,083,879)   (437,523)       27,591
                                                                -----------   ---------       -------
Net realized and unrealized (losses) gains on investments......  (2,272,683)   (484,510)       27,109
                                                                -----------   ---------       -------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(2,271,933)  $(331,322)      $25,412
                                                                ===========   =========       =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                      Zenith Fund
----------------------------------------------------------------------------------------------------------------------
         Loomis Sayles Small Cap             Alger Equity Growth       MFS Investors Trust      MFS Research Managers
                Portfolio                       Portfolio (a)             Portfolio (a)             Portfolio (a)
----------------------------------------  ------------------------  ------------------------  ------------------------
For the Year For the Year For the Period  For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended     July 5, 2000 to    Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31,  December 31,   December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001          2000           2002         2001         2002         2001         2002         2001
------------ ------------ --------------- ------------ ------------ ------------ ------------ ------------ ------------
 $   2,322     $ 86,281       $   --      $        --    $    --     $   3,660     $    --      $    705      $  386
    18,464       11,207          629           13,698        121         6,375       1,179         3,132         749
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
   (16,142)      75,074         (629)         (13,698)      (121)       (2,715)     (1,179)       (2,427)       (363)
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
  (106,829)     (35,645)         (42)         (57,097)      (175)      (71,866)     (5,896)      (30,794)      1,304
  (414,868)     (62,611)       5,980         (983,355)    (5,126)      (78,498)      4,527       (58,814)       (346)
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
  (521,697)     (98,256)       5,938       (1,040,452)    (5,301)     (150,364)     (1,369)      (89,608)        958
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
 $(537,839)    $(23,182)      $5,309      $(1,054,150)   $(5,422)    $(153,079)    $(2,548)     $(92,035)     $  595
 =========     ========       ======      ===========    =======     =========     =======      ========      ======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                                    Zenith Fund
                                                          ---------------------------------------------------------------
                                                            State Street Research Bond Income      FI Structured Equity
                                                                        Portfolio                      Portfolio (a)
                                                          -------------------------------------  ------------------------
                                                          For the Year For the Year For the Year For the Year For the Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                          December 31, December 31, December 31, December 31, December 31,
                                                              2002         2001         2000         2002         2001
                                                          ------------ ------------ ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends..............................................  $4,937,322   $5,667,650   $    3,139    $    527     $    --
Expenses:
  Mortality and expense charges..........................     658,727      572,051      557,064         457          69
                                                           ----------   ----------   ----------    --------     -------
Net investment (loss) income.............................   4,278,595    5,095,599     (553,925)         70         (69)
                                                           ----------   ----------   ----------    --------     -------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security transactions...    (378,655)     400,025     (764,188)     (9,596)        (77)
Change in unrealized (depreciation) appreciation of
 investments.............................................   2,444,438     (137,736)   8,375,071      (4,285)     (2,467)
                                                           ----------   ----------   ----------    --------     -------
Net realized and unrealized (losses) gains on investments   2,065,783      262,289    7,610,883     (13,881)     (2,544)
                                                           ----------   ----------   ----------    --------     -------
NET (DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS...............................  $6,344,378   $5,357,888   $7,056,958    $(13,811)    $(2,613)
                                                           ==========   ==========   ==========    ========     =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                       Zenith Fund
-------------------------------------------------------------------------------------------------------------------------
  Harris Oakmark Focused    Salomon Brothers Strategic        Salomon Brothers         State Street Research Money Market
      Value Portfolio       Bond Opportunities Portfolio  U.S. Government Portfolio                Portfolio
--------------------------  --------------------------   --------------------------  -------------------------------------
For the Year For the Period For the Year  For the Period For the Year For the Period For the Year For the Year For the Year
   Ended     May 1, 2001 to    Ended      May 1, 2001 to    Ended     May 1, 2001 to    Ended        Ended        Ended
December 31,  December 31,  December 31,   December 31,  December 31,  December 31,  December 31, December 31, December 31,
    2002          2001          2002           2001          2002          2001          2002         2001         2000
------------ -------------- ------------  -------------- ------------ -------------- ------------ ------------ ------------
$    15,621     $     --      $ 83,495        $   --       $ 90,377      $    --      $ 527,338    $1,134,017   $1,677,962
     79,292        9,775        10,768           894         18,808        1,841        268,010       215,488      291,782
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------
    (63,671)      (9,775)       72,727          (894)        71,569       (1,841)       259,328       918,529    1,386,180
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------

     (9,588)         (43)          241           117         10,225        5,065       (628,588)     (499,341)   1,059,353

   (938,481)     279,801        62,351         4,621         83,661       (2,273)       611,711       796,577     (454,099)
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------
   (948,069)     279,758        62,592         4,738         93,886        2,792        (16,877)      297,236      605,254
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------

$(1,011,740)    $269,983      $135,319        $3,844       $165,455      $   951      $ 242,451    $1,215,765   $1,991,434
===========     ========      ========        ======       ========      =======      =========    ==========   ==========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                 Zenith Fund                 Alliance Fund
                                                                -------------- -----------------------------------------
                                                                  FI Mid Cap
                                                                Opportunities          Alliance Growth & Income
                                                                  Portfolio                    Portfolio
                                                                -------------- -----------------------------------------
                                                                For the Period For the Year For the Year For the Period
                                                                May 1, 2002 to    Ended        Ended     September 30 to
                                                                 December 31,  December 31, December 31,  December 31,
                                                                     2002          2002         2001          2000
                                                                -------------- ------------ ------------ ---------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................    $    --      $  27,692     $ 3,229        $   --
Expenses:
  Mortality and expense charges................................        333          4,105       1,034            --
                                                                   -------      ---------     -------        ------
Net investment (loss) income...................................       (333)        23,587       2,195            --
                                                                   -------      ---------     -------        ------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.........     (1,950)       (18,278)       (318)           --
Change in unrealized (depreciation) appreciation of investments      3,758       (137,057)     24,267         2,702
                                                                   -------      ---------     -------        ------
Net realized and unrealized (losses) gains on investments......      1,808       (155,335)     23,949         2,702
                                                                   -------      ---------     -------        ------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................    $ 1,475      $(131,748)    $26,144        $2,702
                                                                   =======      =========     =======        ======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                   Alliance Fund                                       Fidelity Fund
--------------------------------------------------  --------------------------------------------------
                                                          Fidelity VIP              Fidelity VIP
 Alliance Premier Growth     Alliance Technology           Contrafund           Asset Manager Growth
      Portfolio (a)             Portfolio (a)             Portfolio (a)             Portfolio (a)
------------------------  ------------------------  ------------------------  ------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

  $     --      $   --      $    --      $    782     $    187      $  --       $  3,640     $    --
       274         104           96           121        1,113         57            623         233
  --------      ------      -------      --------     --------      -----       --------     -------
      (274)       (104)         (96)          661         (926)       (57)         3,017        (233)
  --------      ------      -------      --------     --------      -----       --------     -------

    (9,853)       (138)        (519)      (19,763)        (348)       (27)        (5,591)        113
   (12,480)      1,299       (9,033)       (2,681)     (29,437)      (253)       (19,964)     (1,597)
  --------      ------      -------      --------     --------      -----       --------     -------
   (22,333)      1,161       (9,552)      (22,444)     (29,785)      (280)       (25,555)     (1,484)
  --------      ------      -------      --------     --------      -----       --------     -------

  $(22,607)     $1,057      $(9,648)     $(21,783)    $(30,711)     $(337)      $(22,538)    $(1,717)
  ========      ======      =======      ========     ========      =====       ========     =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                      Fidelity Fund              American Fund
                                                                ------------------------  --------------------------
                                                                   Fidelity VIP Growth       American Funds Growth
                                                                      Portfolio (a)                Portfolio
                                                                ------------------------  --------------------------
                                                                For the Year For the Year For the Year For the Period
                                                                   Ended        Ended        Ended     May 1, 2001 to
                                                                December 31, December 31,   December    December 31,
                                                                    2002         2001       31, 2002        2001
                                                                ------------ ------------ ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $    132     $    --    $     3,067    $ 134,864
Expenses:
  Mortality and expense charges................................        649         243         59,610        6,807
                                                                  --------     -------    -----------    ---------
Net investment (loss) income...................................       (517)       (243)       (56,543)     128,057
                                                                  --------     -------    -----------    ---------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (8,400)     (3,407)       (49,022)     (95,342)
Change in unrealized (depreciation) appreciation of investments    (40,968)     (3,078)    (1,636,890)     (17,189)
                                                                  --------     -------    -----------    ---------
Net realized and unrealized (losses) gains on investments......    (49,368)     (6,485)    (1,685,912)    (112,531)
                                                                  --------     -------    -----------    ---------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................   $(49,885)    $(6,728)   $(1,742,455)   $  15,526
                                                                  ========     =======    ===========    =========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                     American Fund                                       Met Investors Fund
------------------------------------------------------  ----------------------------------------------------
  American Funds Growth-    American Funds Global Small    JPM Enhanced Index         MFS Mid Cap Growth
     Income Portfolio              Cap Portfolio              Portfolio (a)                Portfolio
--------------------------  --------------------------  ------------------------  --------------------------
For the Year For the Period For the Year For the Period For the Year For the Year For the Year For the Period
   Ended     May 1, 2001 to    Ended     May 1, 2001 to    Ended        Ended        Ended     May 1, 2001 to
December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31,  December 31,
    2002          2001          2002          2001          2002         2001         2002          2001
------------ -------------- ------------ -------------- ------------ ------------ ------------ --------------
$    83,225     $ 20,236     $  10,794      $  7,147      $   117       $  --      $   7,906      $    --
     48,157        5,104        12,245         1,216           39          13          6,944          940
-----------     --------     ---------      --------      -------       -----      ---------      -------
     35,068       15,132        (1,451)        5,931           78         (13)           962         (940)
-----------     --------     ---------      --------      -------       -----      ---------      -------
    (51,319)     (13,398)       35,746       (18,714)      (1,186)        (25)       (55,314)      (1,372)
 (1,122,854)      55,397      (396,292)       46,579       (1,483)       (320)      (378,709)      11,239
-----------     --------     ---------      --------      -------       -----      ---------      -------
 (1,174,173)      41,999      (360,546)       27,865       (2,669)       (345)      (434,023)       9,867
-----------     --------     ---------      --------      -------       -----      ---------      -------

$(1,139,105)    $ 57,131     $(361,997)     $ 33,796      $(2,591)      $(358)     $(433,061)     $ 8,927
===========     ========     =========      ========      =======       =====      =========      =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                                  Met Investors Fund
                                                                ------------------------------------------------------

                                                                MFS Research International      PIMCO Total Return
                                                                         Portfolio                   Portfolio
                                                                --------------------------  --------------------------
                                                                For the Year For the Period For the Year For the Period
                                                                   Ended     May 1, 2001 to    Ended     May 1, 2001 to
                                                                December 31,  December 31,  December 31,  December 31,
                                                                    2002          2001          2002          2001
                                                                ------------ -------------- ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $  1,203      $   174       $     --      $ 26,164
Expenses:
  Mortality and expense charges................................      3,324          525         28,120         2,322
                                                                  --------      -------       --------      --------
Net investment (loss) income...................................     (2,121)        (351)       (28,120)       23,842
                                                                  --------      -------       --------      --------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (66,559)      (4,107)        60,373         1,564
Change in unrealized (depreciation) appreciation of investments     (2,664)       1,444        270,736       (14,155)
                                                                  --------      -------       --------      --------
Net realized and unrealized (losses) gains on investments......    (69,223)      (2,663)       331,109       (12,591)
                                                                  --------      -------       --------      --------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................   $(71,344)     $(3,014)      $302,989      $ 11,251
                                                                  ========      =======       ========      ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Met Investors Fund
--------------------------------------------------------------------------------------------------------------------
                                                                     Met/AIM                    State Street Research
                                                                     Mid Cap       Met/AIM          Concentrated
     PIMCO Innovation             Lord Abbett Bond Debenture       Core Equity Small Cap Growth     International
         Portfolio                        Portfolio                 Portfolio     Portfolio           Portfolio
--------------------------  -------------------------------------  ----------- ---------------- ---------------------
                                                                     For the
For the Year For the Period For the Year For the Year For the Year Period May   For the Period     For the Period
   Ended     May 1, 2001 to    Ended        Ended        Ended     1, 2002 to   May 1, 2002 to     May 1, 2002 to
December 31,  December 31,  December 31, December 31, December 31,  December     December 31,       December 31,
    2002          2001          2002         2001         2000      31, 2002         2002               2002
------------ -------------- ------------ ------------ ------------ ----------- ---------------- ---------------------
 $      --      $    --     $   996,547  $   923,897   $   2,401     $   291       $    --             $   210
     9,521        1,528          71,674       64,809      50,458         638           281                 298
 ---------      -------     -----------  -----------   ---------     -------       -------             -------
    (9,521)      (1,528)        924,873      859,088     (48,057)       (347)         (281)                (88)
 ---------      -------     -----------  -----------   ---------     -------       -------             -------
  (111,879)      (9,873)     (1,886,218)    (134,223)    (62,427)     (1,242)         (593)               (843)
  (652,366)       4,179         949,375     (902,997)    (65,158)     (6,351)       (4,322)             (2,920)
 ---------      -------     -----------  -----------   ---------     -------       -------             -------
  (764,245)      (5,694)       (936,843)  (1,037,220)   (127,585)     (7,593)       (4,915)             (3,763)
 ---------      -------     -----------  -----------   ---------     -------       -------             -------

 $(773,766)     $(7,222)    $   (11,970) $  (178,132)  $(175,642)    $(7,940)      $(5,196)            $(3,851)
 =========      =======     ===========  ===========   =========     =======       =======             =======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                           Metropolitan Fund
                                                                               -----------------------------------------
                                                                                 State Street Research Investment Trust
                                                                                               Portfolio
                                                                               -----------------------------------------
                                                                               For the Year   For the Year  For the Year
                                                                                  Ended          Ended         Ended
                                                                               December 31,   December 31,  December 31,
                                                                                   2002           2001          2000
                                                                               ------------  -------------  ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (969,448) $  48,301,051  $  1,040,518
   Net realized (losses) gains from security transactions.....................   (6,132,437)       731,187     5,846,334
   Change in unrealized (depreciation) appreciation of investments............  (90,883,953)  (122,469,738)  (37,904,600)
                                                                               ------------  -------------  ------------
   Net (decrease) increase in net assets resulting from operations............  (97,985,838)   (73,437,500)  (31,017,748)
                                                                               ------------  -------------  ------------
  From capital transactions:
   Net premiums...............................................................   78,160,135     80,046,712    78,775,448
   Redemptions................................................................  (10,399,853)   (15,513,042)  (15,714,936)
   Net portfolio transfers....................................................  (11,186,400)     2,751,095    (7,049,932)
   Other net transfers........................................................  (38,309,389)   (40,534,492)  (41,272,460)
                                                                               ------------  -------------  ------------
   Net increase (decrease) in net assets resulting from capital transactions..   18,264,493     26,750,273    14,738,120
                                                                               ------------  -------------  ------------
NET CHANGE IN NET ASSETS......................................................  (79,721,345)   (46,687,227)  (16,279,628)
NET ASSETS--BEGINNING OF PERIOD...............................................  356,701,314    403,388,541   419,668,169
                                                                               ------------  -------------  ------------
NET ASSETS--END OF PERIOD..................................................... $276,979,969  $ 356,701,314  $403,388,541
                                                                               ============  =============  ============

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                      Metropolitan Fund
----------------------------------------------------------------------------------------------------------------------------
    State Street Research Diversified      State Street Research Aggressive Growth             MetLife Stock Index
                Portfolio                                 Portfolio                                 Portfolio
----------------------------------------  ----------------------------------------  ----------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    2002          2001          2000          2002          2001          2000          2002          2001          2000
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$  3,558,999  $ 23,184,244  $ (1,084,114) $ (1,263,240) $ 45,283,589  $ 25,471,356  $  2,705,145  $  1,213,073  $ 10,878,219
  (1,810,936)     (111,095)    1,585,197    (5,953,657)   (1,536,972)    3,369,764    (5,045,284)    4,130,927     6,159,583
 (41,694,719)  (42,080,714)     (360,101)  (44,703,891)  (94,895,107)  (48,026,970)  (82,559,071)  (48,985,481)  (49,619,601)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 (39,946,656)  (19,007,565)      140,982   (51,920,788)  (51,148,490)  (19,185,850)  (84,899,210)  (43,641,481)  (32,581,799)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  54,194,120    55,767,097    53,773,281    40,003,786    42,942,155    41,898,360   114,022,950   113,949,042   101,155,153
  (9,523,000)   (8,333,720)   (9,860,611)   (4,831,140)   (6,486,474)  (10,429,472)  (13,779,170)  (11,030,629)   (8,709,802)
    (383,162)    8,413,016    (3,492,574)   (6,485,783)    1,097,789      (209,434)   11,797,286    19,393,554    32,416,473
 (32,044,615)  (31,250,185)  (28,128,760)  (17,642,321)  (19,697,556)  (21,759,150)  (47,844,806)  (45,631,351)  (39,683,105)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  12,243,343    24,596,208    12,291,336    11,044,542    17,855,914     9,500,304    64,196,260    76,680,616    85,178,719
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 (27,703,313)    5,588,643    12,432,318   (40,876,246)  (33,292,576)   (9,685,546)  (20,702,950)   33,039,135    52,596,920
 265,723,666   260,135,023   247,702,705   171,691,864   204,984,440   214,669,986   346,930,913   313,891,778   261,294,858
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$238,020,353  $265,723,666  $260,135,023  $130,815,618  $171,691,864  $204,984,440  $326,227,963  $346,930,913  $313,891,778
============  ============  ============  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                         Metropolitan Fund
                                                                               -------------------------------------
                                                                                     Putnam International Stock
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $    18,744  $ 1,172,876  $  (103,321)
   Net realized (losses) gains from security transactions.....................  (2,655,399)  (1,661,736)     309,181
   Change in unrealized (depreciation) appreciation of investments............  (4,418,288)  (9,202,287)  (5,241,506)
                                                                               -----------  -----------  -----------
   Net (decrease) increase in net assets resulting from operations............  (7,054,943)  (9,691,147)  (5,035,646)
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   9,783,594    9,615,907    9,900,638
   Redemptions................................................................  (1,287,021)  (1,289,983)  (2,135,289)
   Net portfolio transfers....................................................  (2,781,604)     323,092      760,648
   Other net transfers........................................................  (3,974,969)  (4,148,436)  (3,943,304)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   1,740,000    4,500,580    4,582,693
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  (5,314,943)  (5,190,567)    (452,953)
NET ASSETS--BEGINNING OF PERIOD...............................................   38,281,041   43,471,608   43,924,561
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD.....................................................  $32,966,098  $38,281,041  $43,471,608
                                                                               ===========  ===========  ===========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                   Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------
              Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
                Portfolio                                Portfolio                              Portfolio
----------------------------------------  --------------------------------------  -------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year For the Year For the Year For the Year   For the
   Ended         Ended         Ended         Ended         Ended        Ended        Ended        Ended      Year Ended
December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31, December 31,   December
    2002          2001          2000          2002          2001         2000         2002         2001       31, 2000
------------  ------------  ------------  ------------  ------------ ------------ ------------ ------------ -----------
$ (1,013,088) $ (1,037,631) $ 10,029,499  $   (332,098) $ 3,209,549  $  (307,077) $   181,688  $ 2,155,251  $   (77,898)
  (5,163,698)   (2,451,549)    3,280,184      (297,872)    (796,014)     759,159     (466,029)     (71,082)     423,877
 (34,449,605)  (53,291,667)  (70,128,825)  (12,423,975)  (6,595,361)  (4,955,737)  (3,445,540)  (5,825,339)    (702,165)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
 (40,626,391)  (56,780,847)  (56,819,142)  (13,053,945)  (4,181,826)  (4,503,655)  (3,729,881)  (3,741,170)    (356,186)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
  64,528,237    74,363,749    64,927,917    14,332,234   15,023,523   13,173,661    7,029,500    7,562,752    6,536,768
  (2,804,544)   (3,144,623)   (3,404,065)   (1,348,311)  (2,577,320)    (960,930)    (936,418)    (630,613)    (543,240)
  (5,298,371)    3,860,189    39,706,625       753,895     (372,409)   7,018,243     (322,915)     603,395    1,878,567
 (21,964,497)  (23,970,747)  (26,632,666)   (5,463,573)  (5,350,422)  (4,758,398)  (2,670,700)  (2,572,779)  (2,129,044)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
  34,460,825    51,108,568    74,597,811     8,274,245    6,723,372   14,472,576    3,099,467    4,962,755    5,743,051
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
  (6,165,566)   (5,672,279)   17,778,669    (4,779,700)   2,541,546    9,968,921     (630,414)   1,221,585    5,386,865
 125,185,141   130,857,420   113,078,751    44,659,788   42,118,242   32,149,321   21,106,347   19,884,762   14,497,897
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
$119,019,575  $125,185,141  $130,857,420  $ 39,880,088  $44,659,788  $42,118,242  $20,475,933  $21,106,347  $19,884,762
============  ============  ============  ============  ===========  ===========  ===========  ===========  ===========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                         Metropolitan Fund
                                                                               -------------------------------------
                                                                                   Harris Oakmark Large Cap Value
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   438,284  $   (56,512)  $   37,177
   Net realized (losses) gains from security transactions.....................     173,172       94,596      (27,497)
   Change in unrealized (depreciation) appreciation of investments............  (3,824,797)     810,284      217,646
                                                                               -----------  -----------   ----------
   Net (decrease) increase in net assets resulting from operations............  (3,213,341)     848,368      227,326
                                                                               -----------  -----------   ----------
  From capital transactions:
   Net premiums...............................................................  10,115,432    4,073,390      715,820
   Redemptions................................................................    (287,586)    (268,807)     (22,511)
   Net portfolio transfers....................................................   6,291,525    9,043,603    1,142,472
   Other net transfers........................................................  (4,169,815)  (1,466,228)    (296,592)
                                                                               -----------  -----------   ----------
   Net increase (decrease) in net assets resulting from capital transactions..  11,949,556   11,381,958    1,539,189
                                                                               -----------  -----------   ----------
NET CHANGE IN NET ASSETS......................................................   8,736,215   12,230,326    1,766,515
NET ASSETS--BEGINNING OF PERIOD...............................................  14,336,339    2,106,013      339,498
                                                                               -----------  -----------   ----------
NET ASSETS--END OF PERIOD..................................................... $23,072,554  $14,336,339   $2,106,013
                                                                               ===========  ===========   ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
              Portfolio                               Portfolio                              Portfolio
-------------------------------------   -------------------------------------  -------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001         2000         2002         2001         2000         2002         2001         2000
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   (89,469)  $   106,521   $  175,765  $  (106,090) $   (94,779) $   184,033  $   982,861  $   212,243  $ 1,099,635
    105,666       (68,863)      28,891     (317,124)    (100,488)       9,246      515,268      210,509       61,931
 (1,888,036)     (195,526)     444,118   (5,333,848)     (92,461)    (515,437)   2,760,523    1,053,501      (39,445)
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
 (1,871,839)     (157,868)     648,774   (5,757,062)    (287,728)    (322,158)   4,258,652    1,476,253    1,122,121
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,172,686     5,746,048    1,424,997    9,447,412    8,996,035    2,941,543   10,479,062    8,533,067    6,001,873
 (1,215,338)      (57,006)     (48,928)    (125,856)     (60,227)     (19,075)  (1,839,866)  (1,024,276)    (253,963)
  2,321,678     4,766,372    4,051,096      873,833    8,736,398    4,471,715    8,318,943   11,244,179   12,581,907
 (3,236,171)   (2,321,908)    (529,061)  (3,453,967)  (3,536,498)  (1,062,875)  (4,492,832)  (2,262,688)    (657,185)
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  6,042,855     8,133,506    4,898,104    6,741,422   14,135,708    6,331,308   12,465,307   16,490,282   17,672,632
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  4,171,016     7,975,638    5,546,878      984,360   13,847,980    6,009,150   16,723,959   17,966,535   18,794,753
 14,114,806     6,139,168      592,290   21,110,525    7,262,545    1,253,395   37,322,329   19,355,794      561,041
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
$18,285,822   $14,114,806   $6,139,168  $22,094,885  $21,110,525  $ 7,262,545  $54,046,288  $37,322,329  $19,355,794
===========   ===========   ==========  ===========  ===========  ===========  ===========  ===========  ===========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                         Metropolitan Fund
                                                                               -------------------------------------
                                                                                     Morgan Stanley EAFE Index
                                                                                             Portfolio
                                                                               -------------------------------------

                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (64,128) $   (37,840)  $   68,390
   Net realized (losses) gains from security transactions.....................    (800,822)    (961,834)     (86,470)
   Change in unrealized (depreciation) appreciation of investments............  (1,274,363)    (729,479)    (425,063)
                                                                               -----------  -----------   ----------
   Net (decrease) increase in net assets resulting from operations............  (2,139,313)  (1,729,153)    (443,143)
                                                                               -----------  -----------   ----------
  From capital transactions:
   Net premiums...............................................................   6,625,665    4,890,376    1,984,111
   Redemptions................................................................  (1,101,621)    (722,285)     (25,611)
   Net portfolio transfers....................................................   1,672,217    4,395,203    3,730,891
   Other net transfers........................................................  (2,360,586)  (1,819,787)    (682,554)
                                                                               -----------  -----------   ----------
   Net increase (decrease) in net assets resulting from capital transactions..   4,835,675    6,743,507    5,006,837
                                                                               -----------  -----------   ----------
NET CHANGE IN NET ASSETS......................................................    2,696,362    5,014,354   4,563,694.
NET ASSETS--BEGINNING OF PERIOD...............................................   10,799,710    5,785,356   1,221,662.
                                                                               -----------  -----------   ----------
NET ASSETS--END OF PERIOD.....................................................  $13,496,072  $10,799,710  $5,785,356.
                                                                               ===========  ===========   ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                   Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------
          Russell 2000 Index                   Putnam Large Cap Growth                State Street Research Aurora
              Portfolio                               Portfolio                                Portfolio
-------------------------------------  ---------------------------------------  ---------------------------------------
                                                                 For the Period                           For the Period
For the Year For the Year For the Year For the Year For the Year  May 1, 2000   For the Year For the Year  July 5, 2000
   Ended        Ended        Ended        Ended        Ended           to          Ended        Ended           to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2002         2001         2000         2002         2001          2000          2002         2001          2000
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ --------------
$   (29,731) $   (47,654) $   775,840  $   (39,278)  $  (22,732)   $   (1,713)  $   (97,874) $   (51,026)   $   16,972
   (343,069)  (1,016,179)     (27,586)    (304,226)    (113,353)       (1,766)       81,843      155,882         3,082
 (2,545,881)   1,215,383   (1,037,181)  (1,227,374)    (585,114)     (173,356)   (6,958,922)   1,218,805       302,768
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
 (2,918,681)     151,550     (288,927)  (1,570,878)    (721,199)     (176,835)   (6,974,953)   1,323,661       322,822
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
  7,082,371    5,343,692    2,510,031    3,461,165    2,425,615       306,843    15,376,489    7,040,736       335,643
   (266,570)    (375,673)     (45,875)     (27,865)     (23,841)       (5,695)     (302,359)     (81,569)      (11,356)
  2,834,125    1,811,235    3,956,271      548,678    2,239,800       915,075     6,843,668   11,247,758     2,585,881
 (2,527,437)  (2,007,235)    (882,331)  (1,159,060)    (878,209)      (80,881)   (5,887,521)  (2,656,308)     (102,034)
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
  7,122,489    4,772,019    5,538,096    2,822,918    3,763,365     1,135,342    16,030,277   15,550,617     2,808,134
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
  4,203,808    4,923,569    5,249,169    1,252,040    3,042,166       958,507     9,055,324   16,874,278     3,130,956
 10,624,726    5,701,157      451,988    4,000,673      958,507            --    20,005,234    3,130,956            --
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
$14,828,534  $10,624,726  $ 5,701,157  $ 5,252,713   $4,000,673    $  958,507   $29,060,558  $20,005,234    $3,130,956
===========  ===========  ===========  ===========   ==========    ==========   ===========  ===========    ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                           Metropolitan Fund
                                                                               ----------------------------------------

                                                                                      MetLife Mid Cap Stock Index
                                                                                               Portfolio
                                                                               ----------------------------------------
                                                                               For the Year For the Year For the Period
                                                                                  Ended        Ended     July 5, 2000 to
                                                                               December 31, December 31,  December 31,
                                                                                   2002         2001          2000
                                                                               ------------ ------------ ---------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (55,361) $   (18,724)   $    7,022
   Net realized (losses) gains from security transactions.....................     (23,095)     (19,531)         (300)
   Change in unrealized (depreciation) appreciation of investments............  (2,089,536)     294,328        57,307
                                                                               -----------  -----------    ----------
   Net (decrease) increase in net assets resulting from operations............  (2,167,992)     256,073        64,029
                                                                               -----------  -----------    ----------
  From capital transactions:
   Net premiums...............................................................   7,438,484    4,147,919       240,407
   Redemptions................................................................    (109,971)     (16,900)       (8,675)
   Net portfolio transfers....................................................   4,006,261    4,052,437     1,949,602
   Other net transfers........................................................  (2,617,681)  (1,566,864)      (99,172)
                                                                               -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from capital transactions..   8,717,093    6,616,592     2,082,162
                                                                               -----------  -----------    ----------
NET CHANGE IN NET ASSETS......................................................   6,549,101    6,872,665     2,146,191
NET ASSETS--BEGINNING OF PERIOD...............................................   9,018,856    2,146,191            --
                                                                               -----------  -----------    ----------
NET ASSETS--END OF PERIOD..................................................... $15,567,957  $ 9,018,856    $2,146,191
                                                                               ===========  ===========    ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                              Metropolitan Fund                                             Janus Fund
----------------------------------------------------------------------------  -------------------------------------
                                Franklin Templeton      State Street Research
       Janus Growth              Small Cap Growth          Large Cap Value              Janus Aspen Growth
         Portfolio                   Portfolio                Portfolio                     Portfolio
--------------------------  --------------------------  --------------------- -------------------------------------
For the Year For the Period For the Year For the Period    For the Period     For the Year For the Year For the Year
   Ended     May 1, 2001 to    Ended     May 1, 2001 to    May 1, 2002 to        Ended        Ended        Ended
December 31,  December 31,  December 31,  December 31,      December 31,      December 31, December 31, December 31,
    2002          2001          2002          2001              2002              2002         2001         2000
------------ -------------- ------------ -------------- --------------------- ------------ ------------ ------------
 $  (13,374)   $   (2,780)   $   (8,397)    $ (1,124)         $    433         $   (9,370) $   185,366  $   171,670
    (78,401)      (43,356)      (42,766)      (3,651)           (3,284)          (179,152)  (1,848,663)     (11,878)
   (426,893)      (11,854)     (271,373)      16,066            (3,178)          (329,490)     498,521   (1,038,841)
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
   (518,668)      (57,990)     (322,536)      11,291            (6,029)          (518,012)  (1,164,776)    (879,049)
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
  1,567,918       311,526       626,488      107,629            64,977            913,602      779,753    1,494,340
    (23,600)           --        (5,592)        (802)             (313)           (13,590)  (2,741,484)        (102)
    607,036       817,361       745,849      369,945           153,138             34,319      254,486    4,654,955
   (540,084)     (118,215)     (235,608)     (30,931)          (23,188)          (211,649)    (189,372)    (346,372)
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
  1,611,270     1,010,672     1,131,137      445,841           194,614            722,682   (1,896,617)   5,802,821
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
  1,092,602       952,682       808,601      457,132           188,585            204,670   (3,061,393)   4,923,772
    952,682            --       457,132           --                --          1,958,752    5,020,145       96,373
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
 $2,045,284    $  952,682    $1,265,733     $457,132          $188,585         $2,163,422  $ 1,958,752  $ 5,020,145
 ==========    ==========    ==========     ========          ========         ==========  ===========  ===========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                            Invesco Fund
                                                                               -------------------------------------
                                                                                       Invesco VIF High Yield
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................   $ 48,408     $ 29,172     $   (42)
   Net realized (losses) gains from security transactions.....................    (31,480)      (3,798)        (11)
   Change in unrealized (depreciation) appreciation of investments............     (7,350)     (33,395)     (1,445)
                                                                                 --------     --------     -------
   Net (decrease) increase in net assets resulting from operations............      9,578       (8,021)     (1,498)
                                                                                 --------     --------     -------
  From capital transactions:
   Net premiums...............................................................    216,788      213,527       2,194
   Redemptions................................................................         --           --          --
   Net portfolio transfers....................................................      2,473       71,476       7,138
   Other net transfers........................................................    (27,503)     (13,506)       (239)
                                                                                 --------     --------     -------
   Net increase (decrease) in net assets resulting from capital transactions..    191,758      271,497       9,093
                                                                                 --------     --------     -------
NET CHANGE IN NET ASSETS......................................................    201,336      263,476       7,595
NET ASSETS--BEGINNING OF PERIOD...............................................    274,298       10,822       3,227
                                                                                 --------     --------     -------
NET ASSETS--END OF PERIOD.....................................................   $475,634     $274,298     $10,822
                                                                                 ========     ========     =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                Invesco Fund                                              Franklin Fund
----------------------------------------------------------------------------  -------------------------------------
      Invesco VIF Equity Income         Invesco VIF Real Estate Opportunity   Franklin Templeton International Stock
              Portfolio                              Portfolio                              Portfolio
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2000         2002         2001         2000         2002         2001         2000
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $  1,519     $  1,475     $   725      $   (248)    $    652     $   (288)   $   31,411   $  197,836   $   30,971
    (7,425)      (1,414)         18        12,032        1,271          445      (325,690)     (18,952)     (35,953)
   (21,641)      (4,995)       (596)        3,016       (3,692)       4,890      (187,267)    (287,060)      (6,907)
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
   (27,547)      (4,934)        147        14,800       (1,769)       5,047      (481,546)    (108,176)     (11,889)
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
    30,604        5,886       7,244         9,629        3,478        1,795       937,164      461,547      199,820
        --         (780)         --            --           --           --       (90,063)    (236,261)      (1,160)
     7,548      112,018       1,027        64,182      (24,700)     107,017       643,475      589,847      922,250
    (8,020)      (3,589)       (413)        1,520       (2,641)        (709)     (163,651)     (39,531)     (16,624)
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
    30,132      113,535       7,858        75,331      (23,863)     108,103     1,326,925      775,602    1,104,286
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
     2,585      108,601       8,005        90,131      (25,632)     113,150       845,379      667,426    1,092,397
   122,478       13,877       5,872        89,102      114,734        1,584     1,766,655    1,099,229        6,832
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
  $125,063     $122,478     $13,877      $179,233     $ 89,102     $114,734    $2,612,034   $1,766,655   $1,099,229
  ========     ========     =======      ========     ========     ========    ==========   ==========   ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                  Franklin Fund                     Zenith Fund
                                                            ------------------------  ---------------------------------------
                                                               Franklin Templeton
                                                               Valuemark Small Cap              Davis Venture Value
                                                                  Portfolio (a)                      Portfolio
                                                            ------------------------  ---------------------------------------
                                                                                                                For the Period
                                                            For the Year For the Year For the Year For the Year  July 5, 2000
                                                               Ended        Ended        Ended        Ended           to
                                                            December 31, December 31, December 31, December 31,  December 31,
                                                                2002         2001         2002         2001          2000
                                                            ------------ ------------ ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................  $  (1,274)    $   (121)  $       750  $   153,188    $   (1,697)
   Net realized (losses) gains from security transactions..    (49,638)        (480)     (188,804)     (46,987)         (482)
   Change in unrealized (depreciation) appreciation of
    investments............................................   (184,311)       4,364    (2,083,879)    (437,523)       27,591
                                                             ---------     --------   -----------  -----------    ----------
   Net (decrease) increase in net assets resulting from
    operations.............................................   (235,223)       3,763    (2,271,933)    (331,322)       25,412
                                                             ---------     --------   -----------  -----------    ----------
  From capital transactions:
   Net premiums............................................     40,174       32,699     5,157,409    3,338,434       199,454
   Redemptions.............................................         --           --       (86,825)     (44,938)       (6,528)
   Net portfolio transfers.................................    995,374       69,587     5,300,022    4,710,785       973,687
   Other net transfers.....................................   (102,364)      (3,042)   (2,166,021)  (1,312,198)      (55,246)
                                                             ---------     --------   -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from
    capital transactions...................................    933,184       99,244     8,204,585    6,692,083     1,111,367
                                                             ---------     --------   -----------  -----------    ----------
NET CHANGE IN NET ASSETS...................................    697,961      103,007     5,932,652    6,360,761     1,136,779
NET ASSETS--BEGINNING OF PERIOD............................    103,007           --     7,497,540    1,136,779            --
                                                             ---------     --------   -----------  -----------    ----------
NET ASSETS--END OF PERIOD..................................  $ 800,968     $103,007   $13,430,192  $ 7,497,540    $1,136,779
                                                             =========     ========   ===========  ===========    ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                     Zenith Fund
---------------------------------------------------------------------------------------------------------------------

        Loomis Sayles Small Cap             Alger Equity Growth       MFS Investors Trust      MFS Research Managers
               Portfolio                       Portfolio (a)             Portfolio (a)             Portfolio (a)
---------------------------------------  ------------------------  ------------------------  ------------------------
                          For the Period
For the Year For the Year  July 5, 2000  For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended           to          Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31,  December 31,  December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001          2000          2002         2001         2002         2001         2002         2001
------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------

 $  (16,142)  $   75,074     $   (629)   $   (13,698)   $  (121)    $  (2,715)   $  (1,179)   $  (2,427)   $    (363)
   (106,829)     (35,645)         (42)       (57,097)      (175)      (71,866)      (5,896)     (30,794)       1,304

   (414,868)     (62,611)       5,980       (983,355)    (5,126)      (78,498)       4,527      (58,814)        (346)
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------

   (537,839)     (23,182)       5,309     (1,054,150)    (5,422)     (153,079)      (2,548)     (92,035)         595
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------

  1,200,038      909,510       62,643         40,283         --       657,381      122,835      256,687       72,571
    (11,815)      (7,864)      (6,573)            --         --        (4,428)      (1,444)        (250)      (3,984)
    268,407      960,425      403,213      4,290,312     52,468       480,329      486,210      151,712      231,621
   (436,811)    (356,458)     (20,610)      (338,952)    (1,809)     (608,417)    (282,946)    (153,237)    (149,340)
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------

  1,019,819    1,505,613      438,673      3,991,643     50,659       524,865      324,655      254,912      150,868
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------
    481,980    1,482,431      443,982      2,937,493     45,237       371,786      322,107      162,877      151,463
  1,926,413      443,982           --         45,237         --       322,107           --      151,463           --
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------
 $2,408,393   $1,926,413     $443,982    $ 2,982,730    $45,237     $ 693,893    $ 322,107    $ 314,340    $ 151,463
 ==========   ==========     ========    ===========    =======     =========    =========    =========    =========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                             Zenith Fund
                                                                               --------------------------------------

                                                                                  State Street Research Bond Income
                                                                                              Portfolio
                                                                               --------------------------------------
                                                                               For the Year For the Year  For the Year
                                                                                  Ended        Ended         Ended
                                                                               December 31, December 31,  December 31,
                                                                                   2002         2001          2000
                                                                               ------------ ------------  ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $ 4,278,595  $  5,095,599  $  (553,925)
   Net realized (losses) gains from security transactions.....................    (378,655)      400,025     (764,188)
   Change in unrealized (depreciation) appreciation of investments............   2,444,438      (137,736)   8,375,071
                                                                               -----------  ------------  -----------
   Net (decrease) increase in net assets resulting from operations............   6,344,378     5,357,888    7,056,958
                                                                               -----------  ------------  -----------
  From capital transactions:
   Net premiums...............................................................  18,007,464    14,237,318   16,247,550
   Redemptions................................................................  (3,078,401)   (3,623,665)  (2,164,427)
   Net portfolio transfers....................................................   1,121,089     3,289,281   (4,736,604)
   Other net transfers........................................................  (8,719,726)  (15,760,945)  (6,051,666)
                                                                               -----------  ------------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   7,330,426    (1,858,011)   3,294,853
                                                                               -----------  ------------  -----------
NET CHANGE IN NET ASSETS......................................................  13,674,804     3,499,877   10,351,811
NET ASSETS--BEGINNING OF PERIOD...............................................  79,483,128    75,983,251   65,631,440
                                                                               -----------  ------------  -----------
NET ASSETS--END OF PERIOD..................................................... $93,157,932  $ 79,483,128  $75,983,251
                                                                               ===========  ============  ===========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Zenith Fund
------------------------------------------------------------------------------------------------------------
                                                            Salomon Brothers             Salomon Brothers
  FI Structured Equity    Harris Oakmark Focused Value Strategic Bond Opportunities       U.S. Government
      Portfolio (a)                Portfolio                    Portfolio                    Portfolio
------------------------  --------------------------   --------------------------   --------------------------
For the Year For the Year For the Year  For the Period For the Year  For the Period For the Year For the Period
   Ended        Ended        Ended      May 1, 2001 to    Ended      May 1, 2001 to    Ended     May 1, 2001 to
December 31, December 31, December 31,   December 31,  December 31,   December 31,  December 31,  December 31,
    2002         2001         2002           2001          2002           2001          2002          2001
------------ ------------ ------------  -------------- ------------  -------------- ------------ --------------

  $     70     $   (69)   $   (63,671)    $   (9,775)   $   72,727      $   (894)    $   71,569     $ (1,841)
    (9,596)        (77)        (9,588)           (43)          241           117         10,225        5,065
    (4,285)     (2,467)      (938,481)       279,801        62,351         4,621         83,661       (2,273)
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
   (13,811)     (2,613)    (1,011,740)       269,983       135,319         3,844        165,455          951
  --------     -------    -----------     ----------    ----------      --------     ----------     --------

    51,077          --      6,333,512        999,657       890,271        97,914      1,641,232      162,934
        --          --       (161,171)        (7,188)      (17,732)         (566)       (35,283)     (10,909)
    41,277      28,886      5,880,885      3,223,723     1,049,918       396,753      2,382,469      755,686
   (10,863)     (1,055)    (2,377,498)      (271,630)     (348,947)      (33,111)      (637,762)     (59,363)
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
    81,491      27,831      9,675,728      3,944,562     1,573,510       460,990      3,350,656      848,348
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
    67,680      25,218      8,663,988      4,214,545     1,708,829       464,834      3,516,111      849,299
    25,218          --      4,214,545             --       464,834            --        849,299           --
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
  $ 92,898     $25,218    $12,878,533     $4,214,545    $2,173,663      $464,834     $4,365,410     $849,299
  ========     =======    ===========     ==========    ==========      ========     ==========     ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                              Zenith Fund
                                                                        ------------------------------------------------------
                                                                                                                   FI Mid Cap
                                                                                  State Street Research          Opportunities
                                                                                 Money Market Portfolio            Portfolio
                                                                        ---------------------------------------  --------------
                                                                        For the Year  For the Year For the Year  For the Period
                                                                           Ended         Ended        Ended      May 1, 2002 to
                                                                        December 31,  December 31, December 31,   December 31,
                                                                            2002          2001         2000           2002
                                                                        ------------  ------------ ------------  --------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income........................................ $    259,328  $   918,529  $  1,386,180     $   (333)
   Net realized (losses) gains from security transactions..............     (628,588)    (499,341)    1,059,353       (1,950)
   Change in unrealized (depreciation) appreciation of investments.....      611,711      796,577      (454,099)       3,758
                                                                        ------------  -----------  ------------     --------
   Net (decrease) increase in net assets resulting from operations.....      242,451    1,215,765     1,991,434        1,475
                                                                        ------------  -----------  ------------     --------
 From capital transactions:
   Net premiums........................................................   25,769,284   17,936,134    35,316,006       49,033
   Redemptions.........................................................   (4,958,930)  (1,689,474)  (18,249,957)         (19)
   Net portfolio transfers.............................................  (33,048,287)  (4,603,225)  (27,922,080)     149,230
   Other net transfers.................................................   10,079,748   (1,666,768)   (2,674,970)     (31,850)
                                                                        ------------  -----------  ------------     --------
   Net increase (decrease) in net assets resulting from capital
    transactions.......................................................   (2,158,185)   9,976,667   (13,531,001)     166,394
                                                                        ------------  -----------  ------------     --------
NET CHANGE IN NET ASSETS...............................................   (1,915,734)  11,192,432   (11,539,567)     167,869
NET ASSETS--BEGINNING OF PERIOD........................................   32,726,347   21,533,915    33,073,482           --
                                                                        ------------  -----------  ------------     --------
NET ASSETS--END OF PERIOD.............................................. $ 30,810,613  $32,726,347  $ 21,533,915     $167,869
                                                                        ============  ===========  ============     ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                           Alliance Fund                                                  Fidelity Fund
--------------------------------------------------------------------------------------------------  ------------------------
                                                                                                          Fidelity VIP
           Alliance Growth & Income              Alliance Premier Growth     Alliance Technology           Contrafund
                   Portfolio                          Portfolio (a)             Portfolio (a)             Portfolio (a)
----------------------------------------------- ------------------------  ------------------------  ------------------------
For the Year For the Year    For the Period     For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended     September 30, 2000 to    Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31,     December 31,      December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001             2000              2002         2001         2002         2001         2002         2001
------------ ------------ --------------------- ------------ ------------ ------------ ------------ ------------ ------------

 $   23,587    $  2,195          $    --          $   (274)    $  (104)     $   (96)     $    661     $   (926)    $   (57)
    (18,278)       (318)              --            (9,853)       (138)        (519)      (19,763)        (348)        (27)
   (137,057)     24,267            2,702           (12,480)      1,299       (9,033)       (2,681)     (29,437)       (253)
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
   (131,748)     26,144            2,702           (22,607)      1,057       (9,648)      (21,783)     (30,711)       (337)
 ----------    --------          -------          --------     -------      -------      --------     --------     -------

    560,351     422,139               --            29,958          --       17,162           463       22,932       3,356
    (14,526)         --               --                --          --           --            --           --          --
    192,482     160,474           54,402           (60,622)     97,128           --        36,082      237,002      21,462
    (71,035)    (11,019)             769            (2,820)        133       (1,833)       (2,213)      (3,862)       (621)
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
    667,272     571,594           55,171           (33,484)     97,261       15,329        34,332      256,072      24,197
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
    535,524     597,738           57,873           (56,091)     98,318        5,681        12,549      225,361      23,860
    655,611      57,873               --            98,318          --       12,549            --       23,860          --
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
 $1,191,135    $655,611          $57,873          $ 42,227     $98,318      $18,230      $ 12,549     $249,221     $23,860
 ==========    ========          =======          ========     =======      =======      ========     ========     =======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     Fidelity Fund
                                                                  --------------------------------------------------
                                                                        Fidelity VIP              Fidelity VIP
                                                                    Asset Manager Growth             Growth
                                                                        Portfolio (a)             Portfolio (a)
                                                                  ------------------------  ------------------------
                                                                  For the Year For the Year For the Year For the Year
                                                                     Ended        Ended        Ended        Ended
                                                                  December 31, December 31, December 31, December 31,
                                                                      2002         2001         2002         2001
                                                                  ------------ ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income..................................   $  3,017     $  (233)     $   (517)    $  (243)
   Net realized (losses) gains from security transactions........     (5,591)        113        (8,400)     (3,407)
   Change in unrealized (depreciation) appreciation of
    investments..................................................    (19,964)     (1,597)      (40,968)     (3,078)
                                                                    --------     -------      --------     -------
   Net (decrease) increase in net assets resulting from
    operations...................................................    (22,538)     (1,717)      (49,885)     (6,728)
                                                                    --------     -------      --------     -------
 From capital transactions:
   Net premiums..................................................    105,094      16,990       102,972      22,338
   Redemptions...................................................     (2,162)         --            --          --
   Net portfolio transfers.......................................    (31,085)     84,590        (1,143)     74,755
   Other net transfers...........................................    (12,942)     (5,355)       (5,581)     (3,117)
                                                                    --------     -------      --------     -------
   Net increase (decrease) in net assets resulting from capital
    transactions.................................................     58,905      96,225        96,248      93,976
                                                                    --------     -------      --------     -------
NET CHANGE IN NET ASSETS.........................................     36,367      94,508        46,363      87,248
NET ASSETS--BEGINNING OF PERIOD..................................     94,508          --        87,248          --
                                                                    --------     -------      --------     -------
NET ASSETS--END OF PERIOD........................................   $130,875     $94,508      $133,611     $87,248
                                                                    ========     =======      ========     =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                   American Fund                                            Met Investors Fund
--------------------------------------------------------------------------------------   ------------------------

   American Funds Growth    American Funds Growth-Income American Funds Global Small Cap    JPM Enhanced Index
         Portfolio                   Portfolio                    Portfolio                    Portfolio (a)
--------------------------  --------------------------   ------------------------------  ------------------------
For the Year For the Period For the Year  For the Period For the Year   For the Period   For the Year For the Year
   Ended     May 1, 2001 to    Ended      May 1, 2001 to    Ended       May 1, 2001 to      Ended        Ended
December 31,  December 31,  December 31,   December 31,  December 31,    December 31,    December 31,   December
    2002          2001          2002           2001          2002            2001            2002       31, 2001
------------ -------------- ------------  -------------- ------------   --------------   ------------ ------------


$   (56,543)   $  128,057   $    35,068     $   15,132    $   (1,451)      $  5,931        $    78       $  (13)
    (49,022)      (95,342)      (51,319)       (13,398)       35,746        (18,714)        (1,186)         (25)
 (1,636,890)      (17,189)   (1,122,854)        55,397      (396,292)        46,579         (1,483)        (320)
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
 (1,742,455)       15,526    (1,139,105)        57,131      (361,997)        33,796         (2,591)        (358)
-----------    ----------   -----------     ----------    ----------       --------        -------       ------

  5,515,691       700,197     4,324,156        553,810     1,071,636        138,839          6,165           --
    (51,220)       (1,570)      (62,519)        (6,270)       (8,869)            --             --           --
  5,147,713     2,173,706     4,404,613      1,876,550     1,067,611        476,691          1,869        5,908
 (2,053,980)      288,414    (1,573,001)       (27,864)     (354,525)       (30,269)        (3,041)        (187)
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
  8,558,204     3,160,747     7,093,249      2,396,226     1,775,853        585,261          4,993        5,721
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
  6,815,749     3,176,273     5,954,144      2,453,357     1,413,856        619,057          2,402        5,363
  3,176,273            --     2,453,357             --       619,057             --          5,363           --
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
$ 9,992,022    $3,176,273   $ 8,407,501     $2,453,357    $2,032,913       $619,057        $ 7,765       $5,363
===========    ==========   ===========     ==========    ==========       ========        =======       ======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                     Met Investors Fund
                                                                   ------------------------------------------------------
                                                                       MFS Mid Cap Growth      MFS Research International
                                                                            Portfolio                   Portfolio
                                                                   --------------------------  --------------------------
                                                                   For the Year For the Period For the Year For the Period
                                                                      Ended     May 1, 2001 to    Ended     May 1, 2001 to
                                                                   December 31,  December 31,  December 31,  December 31,
                                                                       2002          2001          2002          2001
                                                                   ------------ -------------- ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income...................................  $      962     $   (940)     $ (2,121)     $   (351)
   Net realized (losses) gains from security transactions.........     (55,314)      (1,372)      (66,559)       (4,107)
   Change in unrealized (depreciation) appreciation of
    investments...................................................    (378,709)      11,239        (2,664)        1,444
                                                                    ----------     --------      --------      --------
   Net (decrease) increase in net assets resulting from
    operations....................................................    (433,061)       8,927       (71,344)       (3,014)
                                                                    ----------     --------      --------      --------
 From capital transactions:
   Net premiums...................................................     820,210       82,192       323,700        38,580
   Redemptions....................................................      (1,344)        (543)       (1,956)           --
   Net portfolio transfers........................................     375,032      264,649       254,704        77,076
   Other net transfers............................................      47,743      209,192       (28,935)      124,871
                                                                    ----------     --------      --------      --------
   Net increase (decrease) in net assets resulting from capital
    transactions..................................................   1,241,641      555,490       547,513       240,527
                                                                    ----------     --------      --------      --------
NET CHANGE IN NET ASSETS..........................................     808,580      564,417       476,169       237,513
NET ASSETS--BEGINNING OF PERIOD...................................     564,417           --       237,513            --
                                                                    ----------     --------      --------      --------
NET ASSETS--END OF PERIOD.........................................  $1,372,997     $564,417      $713,682      $237,513
                                                                    ==========     ========      ========      ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                      Met Investors Fund
----------------------------------------------------------------------------------------------
    PIMCO Total Return           PIMCO Innovation             Lord Abbett Bond Debenture
         Portfolio                   Portfolio                         Portfolio
--------------------------  --------------------------  --------------------------------------
For the Year For the Period For the Year For the Period For the Year  For the Year For the Year
   Ended     May 1, 2001 to    Ended     May 1, 2001 to    Ended         Ended        Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31, December 31,
    2002          2001          2002          2001          2002          2001         2000
------------ -------------- ------------ -------------- ------------  ------------ ------------

 $  (28,120)   $   23,842    $   (9,521)    $ (1,528)   $    924,873   $  859,088   $  (48,057)
     60,373         1,564      (111,879)      (9,873)     (1,886,218)    (134,223)     (62,427)
    270,736       (14,155)     (652,366)       4,179         949,375     (902,997)     (65,158)
 ----------    ----------    ----------     --------    ------------   ----------   ----------
    302,989        11,251      (773,766)      (7,222)        (11,970)    (178,132)    (175,642)
 ----------    ----------    ----------     --------    ------------   ----------   ----------

  1,998,260       266,987       931,879      138,136       2,500,797    2,653,126    2,272,880
    (31,798)       (9,397)       (7,020)          --        (441,582)    (478,731)    (256,031)
  3,693,012       902,199       627,449      661,537      11,019,013      807,014      762,530
   (851,347)      (68,474)     (258,151)     (43,761)    (13,314,199)    (872,472)    (644,203)
 ----------    ----------    ----------     --------    ------------   ----------   ----------
  4,808,127     1,091,315     1,294,157      755,912        (235,971)   2,108,937    2,135,176
 ----------    ----------    ----------     --------    ------------   ----------   ----------
  5,111,116     1,102,566       520,391      748,690        (247,941)   1,930,805    1,959,534
  1,102,566            --       748,690           --       8,844,547    6,913,742    4,954,208
 ----------    ----------    ----------     --------    ------------   ----------   ----------
 $6,213,682    $1,102,566    $1,269,081     $748,690    $  8,596,606   $8,844,547   $6,913,742
 ==========    ==========    ==========     ========    ============   ==========   ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                  Met Investors Fund
                                                                   -----------------------------------------------
                                                                    Met/AIM
                                                                    Mid Cap                   State Street Research
                                                                     Core        Met/AIM          Concentrated
                                                                    Equity   Small Cap Growth     International
                                                                   Portfolio    Portfolio           Portfolio
                                                                   --------- ---------------- ---------------------
                                                                    For the
                                                                    Period
                                                                    May 1,    For the Period     For the Period
                                                                    2002 to   May 1, 2002 to     May 1, 2002 to
                                                                   December    December 31,       December 31,
                                                                   31, 2002        2002               2002
                                                                   --------- ---------------- ---------------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income................................... $   (347)     $   (281)          $    (88)
   Net realized (losses) gains from security transactions.........   (1,242)         (593)              (843)
   Change in unrealized (depreciation) appreciation of
    investments...................................................   (6,351)       (4,322)            (2,920)
                                                                   --------      --------           --------
   Net (decrease) increase in net assets resulting from
    operations....................................................   (7,940)       (5,196)            (3,851)
                                                                   --------      --------           --------
 From capital transactions:
   Net premiums...................................................   70,763        30,362             59,332
   Redemptions....................................................     (929)         (129)              (178)
   Net portfolio transfers........................................  212,616        84,320            122,434
   Other net transfers............................................  (21,530)        6,439            (27,767)
                                                                   --------      --------           --------
   Net increase (decrease) in net assets resulting from capital
    transactions..................................................  260,920       120,992            153,821
                                                                   --------      --------           --------
NET CHANGE IN NET ASSETS..........................................  252,980       115,796            149,970
NET ASSETS--BEGINNING OF PERIOD...................................       --            --                 --
                                                                   --------      --------           --------
NET ASSETS--END OF PERIOD......................................... $252,980      $115,796           $149,970
                                                                   ========      ========           ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                     Metropolitan Life Separate Account UL

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

1.  BUSINESS

   Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-six sub-accounts that support various variable universal life insurance contracts (Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("UL 2001"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR")).

   The Separate Account is divided into sub-accounts invested in shares of the corresponding portfolios, series or funds of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Janus Aspen Series Funds ("Janus Fund"), the Invesco Variable Investment Funds, Inc. ("Invesco Fund"), the Franklin Templeton Variable Insurance Product Series Funds ("Franklin Fund"), the New England Zenith Series Funds, Inc. ("Zenith Fund"), the Alliance Variable Product Series Funds ("Alliance Fund"), the Fidelity Variable Insurance Products Funds ("Fidelity Fund"), American Series Funds ("American Fund"), and the MetLife Investors Trust Funds ("Met Investors Fund"), collectively, (the "Funds"). For convenience, the portfolios, series or funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.
            Metropolitan Fund:
              State Street Research Investment Trust Portfolio
              State Street Research Diversified Portfolio
              State Street Research Aggressive Growth Portfolio
              MetLife Stock Index Portfolio
              Putnam International Stock Portfolio
              Janus Mid Cap Portfolio
              T. Rowe Price Small Cap Growth Portfolio
              Scudder Global Equity Portfolio
              Harris Oakmark Large Cap Value Portfolio
              Neuberger Berman Partners Mid Cap Value Portfolio
              T. Rowe Price Large Cap Growth Portfolio
              Lehman Brothers Aggregate Bond Index Portfolio
              Morgan Stanley EAFE Index Portfolio
              Russell 2000 Index Portfolio
              Putnam Large Cap Growth Portfolio
              State Street Research Aurora Portfolio
              MetLife Mid Cap Stock Index Portfolio
              Janus Growth Portfolio (b)
              Franklin Templeton Small Cap Growth Portfolio (b)
              State Street Research Large Cap Value Portfolio (c)

            Janus Fund:
              Janus Aspen Growth Portfolio

            Invesco Fund:
              Invesco VIF High Yield Portfolio
              Invesco VIF Equity Income Portfolio
              Invesco VIF Real Estate Opportunity Portfolio

            Franklin Fund:
              Franklin Templeton International Stock Portfolio
              Franklin Templeton Valuemark Small Cap Portfolio (a)

            Zenith Fund:
              Davis Venture Value Portfolio
              Loomis Sayles Small Cap Portfolio
       Zenith Fund: (continued)
         Alger Equity Growth Portfolio (a)
         MFS Investors Trust Portfolio (a)
         MFS Research Managers Portfolio (a)
         State Street Research Bond Income Portfolio
         FI Structured Equity Portfolio (a)
         Harris Oakmark Focused Value Portfolio (b)
         Salomon Brothers Strategic Bond Opportunities Portfolio (b) Salomon Brothers U.S. Government Portfolio (b)
         State Street Research Money Market Portfolio
         FI Mid Cap Opportunities Portfolio (c)

       Alliance Fund:
         Alliance Growth & Income Portfolio
         Alliance Premier Growth Portfolio (a)
         Alliance Technology Portfolio (a)

       Fidelity Fund:
         Fidelity VIP Contrafund Portfolio (a)
         Fidelity VIP Asset Manager Growth Portfolio (a)
         Fidelity VIP Growth Portfolio (a)

       American Fund:
         American Funds Growth Portfolio (b)
         American Funds Growth-Income Portfolio (b)
         American Funds Global Small Cap Portfolio (b)

       Met Investors Fund:
         JPM Enhanced Index Portfolio (a)
         MFS Mid Cap Growth Portfolio (b)
         MFS Research International Portfolio (b)
         PIMCO Total Return Portfolio (b)
         PIMCO Innovation Portfolio (b)
         Lord Abbett Bond Debenture Portfolio
         Met/AIM Mid Cap Core Equity Portfolio (c)
         Met/AIM Small Cap Growth Portfolio (c)
         State Street Research Concentrated International Portfolio (c)

   (a) On January 1, 2001, operations commenced for eleven new sub-accounts added to the Separate Account on that date: Franklin Templeton Valuemark Small Cap Portfolio, Alger Equity Growth Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio, FI Structured Equity Portfolio, Alliance Premier Growth Portfolio, Alliance Technology Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Asset Manager Growth Portfolio, Fidelity VIP Growth Portfolio, and JPM Enhanced Index Portfolio.

   (b) On May 1, 2001, operations commenced for twelve new sub-accounts added to the Separate Account on that date: Janus Growth Portfolio, Franklin Templeton Small Cap Growth Portfolio, Harris Oakmark Focused Value Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Cap Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, PIMCO Total Return Portfolio, and PIMCO Innovation Portfolio.

   (c) On May 1, 2002, operations commenced for five new sub-accounts added to the Separate Account on that date: State Street Research Large Cap Value Portfolio, FI Mid Cap Opportunities Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, and State Street Research Concentrated International Portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. Net Premiums

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL contracts, 0.90% for UL II & UL 2001 contracts, 0.60% for MetFlex contracts, 0.75% for VAI and VABR contracts less than $250K and 0.50% for VAI and VABR contracts $250K and greater.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                              Purchases  Sales
                                                              --------- --------
                                                                (In Thousands)
Metropolitan Fund:
  State Street Research Investment Trust Portfolio........... $ 32,829  $ 15,670
  State Street Research Diversified Portfolio................   26,136    10,410
  State Street Research Aggressive Growth Portfolio..........   16,339     6,652
  MetLife Stock Index Portfolio..............................   87,889    21,171
  Putnam International Stock Portfolio.......................    7,707     5,948
  Janus Mid Cap Portfolio....................................   37,929     4,514
  T. Rowe Price Small Cap Growth Portfolio...................    9,717     1,779
  Scudder Global Equity Portfolio............................    4,871     1,590
  Harris Oakmark Large Cap Value Portfolio...................   15,367     2,991
  Neuberger Berman Partners Mid Cap Value Portfolio..........    7,400     1,451
  T. Rowe Price Large Cap Growth Portfolio...................    7,831     1,174
  Lehman Brothers Aggregate Bond Index Portfolio.............   20,492     7,029
  Morgan Stanley EAFE Index Portfolio........................    7,939     3,223
  Russell 2000 Index Portfolio...............................    8,157     1,082
  Putnam Large Cap Growth Portfolio..........................    3,172       380
  State Street Research Aurora Portfolio.....................   18,753     2,817
  MetLife Mid Cap Stock Index Portfolio......................    8,936       275
  Janus Growth Portfolio.....................................    1,927       342
  Franklin Templeton Small Cap Growth Portfolio..............    1,353       236
  State Street Research Large Cap Value Portfolio............      210        15
Janus Fund:
  Janus Aspen Growth Portfolio...............................      930       218
Invesco Fund:
  Invesco VIF High Yield Portfolio...........................      353       112
  Invesco VIF Equity Income Portfolio........................      190       159
  Invesco VIF Real Estate Opportunity Portfolio..............      797       722
Franklin Fund:
  Franklin Templeton International Stock Portfolio...........    1,870       512
  Franklin Templeton Valuemark Small Cap Portfolio...........    1,139       207
Zenith Fund:
  Davis Venture Value Portfolio..............................    8,847       634
  Loomis Sayles Small Cap Portfolio..........................    1,328       322
  Alger Equity Growth Portfolio..............................    4,181       203
  MFS Investors Trust Portfolio..............................    1,196       920
  MFS Research Managers Portfolio............................      674       555
  State Street Research Bond Income Portfolio................  107,330    95,684
  FI Structured Equity Portfolio.............................      119        37
  Harris Oakmark Focused Value Portfolio.....................    9,880       248
  Salomon Brothers Strategic Bond Opportunities Portfolio....    1,928       279
  Salomon Brothers U.S. Government Portfolio.................    4,209       784
  State Street Research Money Market Portfolio...............   73,813    75,754
  FI Mid Cap Opportunities Portfolio.........................      188        22
Alliance Fund:
  Alliance Growth & Income Portfolio.........................      770        80
  Alliance Premier Growth Portfolio..........................       31        64
  Alliance Technology Portfolio..............................       16         1
Fidelity Fund:
  Fidelity VIP Contrafund Portfolio..........................      472       217
  Fidelity VIP Asset Manager Growth Portfolio................      125        63
  Fidelity VIP Growth Portfolio..............................      112        16
American Fund:
  American Funds Growth Portfolio............................    8,863       234
  American Funds Growth-Income Portfolio.....................    7,522       368
  American Funds Global Small Cap Portfolio..................    2,219       445
Met Investors Fund:
  JPM Enhanced Index Portfolio...............................        8         3
  MFS Mid Cap Growth Portfolio...............................    1,567        83
  MFS Research International Portfolio.......................    1,710     1,026
  PIMCO Total Return Portfolio...............................    5,986     1,202
  PIMCO Innovation Portfolio.................................    1,519       242
  Lord Abbett Bond Debenture Portfolio.......................   12,824    12,140
  Met/AIM Mid Cap Core Equity Portfolio......................      267         7
  Met/AIM Small Cap Growth Portfolio.........................      124         3
  State Street Research Concentrated International Portfolio.      160         6
                                                              --------  --------
  Total...................................................... $588,221  $282,321
                                                              ========  ========

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

                                                  Metropolitan Fund
                                 ---------------------------------------------------
                                                               State Street
                                   State Street   State Street   Research    MetLife
                                     Research       Research    Aggressive    Stock
                                 Investment Trust Diversified     Growth      Index
                                    Portfolio      Portfolio    Portfolio   Portfolio
                                 ---------------- ------------ ------------ ---------
(In Thousands)
Outstanding at December 31, 2001      13,264         11,138       10,503     17,015
Activity during 2002:
  Issued........................       5,072          3,678        3,343      9,909
  Redeemed......................      (3,276)        (2,548)      (2,399)    (4,784)
                                      ------         ------       ------     ------
Outstanding at December 31, 2002      15,060         12,268       11,447     22,140
                                      ======         ======       ======     ======

Outstanding at December 31, 2000      11,054          9,234        9,254     11,689
Activity during 2001:
  Issued........................       2,828          2,200        1,392      6,525
  Redeemed......................        (618)          (296)        (143)    (1,199)
                                      ------         ------       ------     ------
Outstanding at December 31, 2001      13,264         11,138       10,503     17,015
                                      ======         ======       ======     ======

                                                Metropolitan Fund
----------------------------------------------------------------------------------------------------------------

   Putnam               T. Rowe Price                   Harris         Neuberger    T. Rowe Price Lehman Brothers
International   Janus     Small Cap      Scudder        Oakmark     Berman Partners   Large Cap      Aggregate
    Stock      Mid Cap     Growth     Global Equity Large Cap Value  Mid Cap Value     Growth       Bond Index
  Portfolio   Portfolio   Portfolio     Portfolio      Portfolio       Portfolio      Portfolio      Portfolio
------------- --------- ------------- ------------- --------------- --------------- ------------- ---------------
    3,106       8,481       3,509         2,000          1,242           1,076          2,124          3,153
    1,176       5,867       1,561           687          1,697             906          1,289          1,774
     (986)     (2,827)       (809)         (709)          (593)           (415)          (560)          (780)
   ------      ------       -----         -----          -----           -----          -----          -----
    3,296      11,521       4,261         1,978          2,346           1,567          2,853          4,147
   ======      ======       =====         =====          =====           =====          =====          =====

    2,709       5,367       2,995         1,848            220             456            632          1,730
    1,578       3,701         864           209          1,076             790          2,004          2,267
   (1,181)       (587)       (350)          (57)           (54)           (170)          (512)          (844)
   ------      ------       -----         -----          -----           -----          -----          -----
    3,106       8,481       3,509         2,000          1,242           1,076          2,124          3,153
   ======      ======       =====         =====          =====           =====          =====          =====

                                                  Metropolitan Fund
                                 --------------------------------------------------
                                 Morgan Stanley                         State Street
                                      EAFE       Russell   Putman Large   Research
                                     Index      2000 Index  Cap Growth     Aurora
                                   Portfolio    Portfolio   Portfolio    Portfolio
                                 -------------- ---------- ------------ ------------
(In Thousands)
Outstanding at December 31, 2001      1,352         920         792        1,317
Activity during 2002:
  Issued........................      1,485       1,015       1,075        1,944
  Redeemed......................       (793)       (321)       (404)        (662)
                                     ------       -----       -----        -----
Outstanding at December 31, 2002      2,044       1,614       1,463        2,599
                                     ======       =====       =====        =====

Outstanding at December 31, 2000        544         512         131          164
Activity during 2001:
  Issued........................      1,865       1,181         704        1,201
  Redeemed......................     (1,057)       (773)        (43)         (48)
                                     ------       -----       -----        -----
Outstanding at December 31, 2001      1,352         920         792        1,317
                                     ======       =====       =====        =====

                  Metropolitan Fund                    Janus Fund             Invesco Funds
-----------------------------------------------------  ---------- -------------------------------------
Metlife Mid               Franklin      State Street     Janus     Invesco   Invesco VIF     Invesco
 Cap Stock    Janus      Templeton        Research       Aspen       VIF       Equity    VIF Real Estate
   Index     Growth   Small Cap Growth Large Cap Value   Growth   High Yield   Income      Opportunity
 Portfolio  Portfolio    Portfolio        Portfolio    Portfolio  Portfolio   Portfolio     Portfolio
----------- --------- ---------------- --------------- ---------- ---------- ----------- ---------------
     867       122           52              --            236        37         12              7

   1,231       409          215              27            149        38          5             61
    (336)     (150)         (69)             (4)           (31)      (10)        (2)           (54)
   -----      ----          ---              --           ----       ---         --            ---
   1,762       381          198              23            354        65         15             14
   =====      ====          ===              ==           ====       ===         ==            ===

     210        --           --              --            473         1          2             10

     693       148           54              --             84        45         12              1
     (36)      (26)          (2)             --           (321)       (9)        (2)            (4)
   -----      ----          ---              --           ----       ---         --            ---
     867       122           52              --            236        37         12              7
   =====      ====          ===              ==           ====       ===         ==            ===

                                             Franklin Fund                     Zenith Fund
                                 ------------------------------------  --------------------------
                                 Franklin Templeton Franklin Templeton
                                   International        Valuemark      Davis Venture Loomis Sayles
                                       Stock            Small Cap          Value       Small Cap
                                     Portfolio          Portfolio        Portfolio     Portfolio
                                 ------------------ ------------------ ------------- -------------
(In Thousands)
Outstanding at December 31, 2001        189                 16              297           11
Activity during 2002:
  Issued........................        183                183              754           12
  Redeemed......................        (28)               (36)            (150)          (5)
                                        ---                ---             ----           --
Outstanding at December 31, 2002        344                163              901           18
                                        ===                ===             ====           ==

Outstanding at December 31, 2000         99                 --               39            2
Activity during 2001:
  Issued........................        118                 17              267           10
  Redeemed......................        (28)                (1)              (9)          (1)
                                        ---                ---             ----           --
Outstanding at December 31, 2001        189                 16              297           11
                                        ===                ===             ====           ==

                                                  Zenith Fund
---------------------------------------------------------------------------------------------------------------
                                 MFS    State Street     FI     Harris Oakmark Salomon Brothers
    Alger           MFS       Research    Research   Structured    Focused      Strategic Bond  Salomon Brothers
Equity Growth Investors Trust Managers  Bond Income    Equity       Value       Opportunities   U.S. Government
  Portfolio      Portfolio    Portfolio  Portfolio   Portfolio    Portfolio       Portfolio        Portfolio
------------- --------------- --------- ------------ ---------- -------------- ---------------- ----------------
       6             43           13       4,202          3           23              41                71

     624            110           73       2,094         15           72             195               393
     (41)           (49)         (39)       (732)        (6)         (19)            (59)             (124)
     ---            ---          ---       -----         --          ---             ---              ----
     589            104           47       5,564         12           76             177               340
     ===            ===          ===       =====         ==          ===             ===              ====

      --             --           --       3,980         --           --              --                --

       6             47           83       1,197          3           24              42                99
      --             (4)         (70)       (975)        --           (1)             (1)              (28)
     ---            ---          ---       -----         --          ---             ---              ----
       6             43           13       4,202          3           23              41                71
     ===            ===          ===       =====         ==          ===             ===              ====

                                        Zenith Fund                    Alliance Fund
                                 -------------------------  ----------------------------------
                                 State Street      FI       Alliance
                                   Research      Mid Cap    Growth &     Alliance     Alliance
                                 Money Market Opportunities  Income   Premier Growth Technology
                                  Portfolio     Portfolio   Portfolio   Portfolio    Portfolio
                                 ------------ ------------- --------- -------------- ----------
(In Thousands)
Outstanding at December 31, 2001     2,156         --           65          14            2
Activity during 2002:
  Issued........................     1,770         22           95           5            4
  Redeemed......................    (1,945)        (1)         (10)        (10)          --
                                    ------         --          ---         ---          ---
Outstanding at December 31, 2002     1,981         21          150           9            6
                                    ======         ==          ===         ===          ===

Outstanding at December 31, 2000     1,479         --            6          --           --
Activity during 2001:
  Issued........................     2,983         --           60          14           26
  Redeemed......................    (2,306)        --           (1)         --          (24)
                                    ------         --          ---         ---          ---
Outstanding at December 31, 2001     2,156         --           65          14            2
                                    ======         ==          ===         ===          ===

             Fidelity Fund                           American Fund               Met Investors Fund
--------------------------------------  ---------------------------------------  ------------------
             Fidelity VIP                                             American      JPM       MFS
Fidelity VIP Asset Manager Fidelity VIP   American   American Funds Funds Global Enhanced   Mid Cap
 Contrafund     Growth        Growth    Funds Growth Growth-Income   Small Cap     Index    Growth
 Portfolio     Portfolio    Portfolio    Portfolio     Portfolio     Portfolio   Portfolio Portfolio
------------ ------------- ------------ ------------ -------------- ------------ --------- ---------
      3           13            13           53            68            49          1         68

     33           15            18          217           287           226          1        328
     (1)          (8)           (3)         (49)          (68)          (72)        (1)      (102)
     --           --            --          ---           ---           ---         --       ----
     35           20            28          221           287           203          1        294
     ==           ==            ==          ===           ===           ===         ==       ====

     --           --            --           --            --            --         --         --

      3           14            17           67            76            55          1         71
     --           (1)           (4)         (14)           (8)           (6)        --         (3)
     --           --            --          ---           ---           ---         --       ----
      3           13            13           53            68            49          1         68
     ==           ==            ==          ===           ===           ===         ==       ====

                                                Met Investors Fund
                                 ------------------------------------------------

                                      MFS                              Lord Abbett
                                   Research       PIMCO       PIMCO       Bond
                                 International Total Return Innovation  Debenture
                                   Portfolio    Portfolio   Portfolio   Portfolio
                                 ------------- ------------ ---------- -----------
(In Thousands)
Outstanding at December 31, 2001       28           103         121        774
Activity during 2002:
  Issued........................      239           623         437        178
  Redeemed......................     (172)         (192)       (142)      (204)
                                     ----          ----        ----       ----
Outstanding at December 31, 2002       95           534         416        748
                                     ====          ====        ====       ====

Outstanding at December 31, 2000       --            --          --        601
Activity during 2001:
  Issued........................      113           123         128        246
  Redeemed......................      (85)          (20)         (7)       (73)
                                     ----          ----        ----       ----
Outstanding at December 31, 2001       28           103         121        774
                                     ====          ====        ====       ====

        Met Investors Fund
----------------------------------
                      State Street
  Met/AIM    Met/AIM    Research
  Mid Cap   Small Cap Concentrated
Core Equity  Growth   International
 Portfolio  Portfolio   Portfolio
----------- --------- -------------
    --         --          --

    33         17          22
    (3)        (2)         (4)
    --         --          --
    30         15          18
    ==         ==          ==

    --         --          --

    --         --          --
    --         --          --
    --         --          --
    --         --          --
    ==         ==          ==

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying funds, for each of the two years in the period ended December 31, 2002 or lesser time period if applicable.

                                                                          Metropolitan Fund
                                                  ------------------------------------------------------------------
                                                                                      State Street
                                                    State Street     State Street       Research
                                                      Research         Research        Aggressive        MetLife
                                                  Investment Trust   Diversified         Growth        Stock Index
                                                     Portfolio        Portfolio        Portfolio        Portfolio
                                                  ---------------- ---------------- ---------------- ---------------
2002
Units (In Thousands).............................           15,060           12,268           11,447          22,140
Unit Value (1)...................................  $8.11 to $25.66  $9.78 to $25.64  $8.32 to $12.09 $7.48 to $23.03
Net Assets (In Thousands)........................         $276,980         $238,020         $130,816        $326,228
Investment Income Ratio to Average Net Assets (2)            0.54%            2.27%            0.00%           1.61%
Expenses as a Percent of Average Net Assets (3)..   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%
Total Return (4).................................     -27% to -26%     -15% to -14%             -29%    -23% to -22%
2001
Units (In Thousands).............................           13,264           11,138           10,503          17,015
Unit Value (1)................................... $10.98 to $35.04 $11.35 to $30.04 $11.67 to $17.12 $9.62 to $29.91
Net Assets (In Thousands)........................         $356,701         $265,724         $171,692        $346,931
Investment Income Ratio to Average Net Assets (2)           13.53%            9.67%           24.84%           1.17%
Expenses as a Percent of Average Net Assets (3)..   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%
Total Return (4).................................     -18% to -17%       -7% to -6%             -24%    -13% to -12%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                         Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------

    Putnam                       T. Rowe Price                        Harris          Neuberger      T. Rowe Price
 International       Janus         Small Cap         Scudder       Oakmark Large   Berman Partners     Large Cap
     Stock          Mid Cap         Growth        Global Equity      Cap Value      Mid Cap Value       Growth
   Portfolio       Portfolio       Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ---------------
          3,296          11,521            4,261            1,978            2,346            1,567           2,853
$7.78 to $10.91 $4.22 to $12.07  $9.05 to $10.04  $9.90 to $11.03  $9.23 to $11.71 $10.24 to $14.13  $6.35 to $9.27
        $32,966        $119,020          $39,880          $20,476          $23,073          $18,286         $22,095
          0.89%           0.00%            0.00%            1.68%            3.31%            0.31%           0.26%
 0.45% to 0.90%  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%
   -18% to -17%    -30% to -29%             -27%     -17% to -16%     -15% to -14%             -10%    -24% to -23%
          3,106           8,481            3,509            2,000            1,242            1,076           2,124
$9.47 to $13.35 $5.95 to $17.08 $12.46 to $13.76 $11.79 to $12.88 $10.80 to $13.76 $11.44 to $15.63 $8.35 to $12.08
        $38,281        $125,185          $44,660          $21,106          $14,336          $14,115         $21,111
          3.67%           0.00%            8.16%           11.32%            0.15%            1.94%           0.06%
 0.45% to 0.90%  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%  0.60% to 0.90%
   -21% to -20%    -37% to -33%       -10% to 2%     -16% to -15%       17% to 20%        -3% to 0%     -11% to -6%


Lehman Brothers
Aggregate Bond
     Index
   Portfolio
----------------

           4,147
$12.43 to $13.19
         $54,046
           2.81%
  0.45% to 0.90%
       9% to 10%
           3,153
$11.38 to $11.97
         $37,322
           1.29%
  0.45% to 0.90%
              7%

                                                                        Metropolitan Fund
                                                  --------------------------------------------------------------

                                                                                                  State Street
                                                  Morgan Stanley  Russell 2000    Putman Large      Research
                                                    EAFE Index       Index         Cap Growth        Aurora
                                                    Portfolio      Portfolio       Portfolio       Portfolio
                                                  -------------- --------------- -------------- ----------------
2002
Units (In Thousands).............................          2,044           1,614          1,463            2,599
Unit Value (1)................................... $5.76 to $7.53  $7.43 to $9.99 $3.51 to $3.79 $10.30 to $11.25
Net Assets (In Thousands)........................        $13,496         $14,829         $5,253          $29,061
Investment Income Ratio to Average Net Assets (2)          0.49%           0.59%          0.00%            0.52%
Expenses as a Percent of Average Net Assets (3).. 0.45% to 0.90%  0.45% to 0.90% 0.50% to 0.90%   0.50% to 0.90%
Total Return (4).................................           -17%    -21% to -20%   -30% to -29%     -22% to -21%
2001
Units (In Thousands).............................          1,352             920            792            1,317
Unit Value (1)................................... $6.97 to $9.04 $9.42 to $12.56 $4.98 to $5.04 $13.09 to $14.29
Net Assets (In Thousands)........................        $10,800         $10,625         $4,001          $20,005
Investment Income Ratio to Average Net Assets (2)          0.31%           0.26%          0.00%            0.38%
Expenses as a Percent of Average Net Assets (3).. 0.45% to 0.90%  0.45% to 0.90% 0.60% to 0.90%   0.60% to 0.90%
Total Return (4).................................   -22% to -21%        0% to 6%   -46% to -31%       16% to 19%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                      Metropolitan Fund                       Janus Fund           Invesco Fund
------------------------------------------------------------- ---------- --------------------------------
                                 Franklin
  Metlife Mid                    Templeton     State Street     Janus     Invesco   Invesco   Invesco VIF
   Cap Stock        Janus        Small Cap       Research       Aspen    VIF High  VIF Equity Real Estate
     Index         Growth         Growth      Large Cap Value   Growth     Yield     Income   Opportunity
   Portfolio      Portfolio      Portfolio       Portfolio    Portfolio  Portfolio Portfolio   Portfolio
--------------- -------------- -------------- --------------- ---------- --------- ---------- -----------
          1,762            381            198             23       354        65        15          14
 $8.18 to $8.98 $5.35 to $5.43 $6.31 to $6.41 $7.96 to $8.00     $6.10     $7.37     $7.94      $12.82
        $15,568         $2,045         $1,266           $189    $2,163      $476      $125        $179
          0.35%          0.00%          0.00%          0.92%     0.03%    13.27%     1.74%       1.40%
 0.50% to 0.90%          0.90%          0.90%          0.90%     0.60%     0.60%     0.60%       0.60%
   -16% to -15%           -31%           -28%           -20%      -27%       -1%      -19%         -6%
            867            122             52             --       236        37        12           7
$9.62 to $10.56 $7.73 to $7.82 $8.83 to $8.88            $--     $8.30     $7.46     $9.81      $12.05
         $9,019           $953           $457            $--    $1,959      $274      $122         $89
          0.43%          0.00%          0.00%             --     6.04%    20.89%     2.61%       1.16%
 0.60% to 0.90%          0.90%          0.60%             --     0.60%     0.60%     0.60%       0.60%
      -1% to 3%   -23% to -22%   -12% to -11%             --      -19%      -15%       -7%          1%

                                                       Franklin Fund                Zenith Fund
                                                  ----------------------- --------------------------------
                                                    Franklin    Franklin
                                                    Templeton   Templeton                      Loomis
                                                  International Valuemark      Davis        Sayles Small
                                                      Stock     Small Cap  Venture Value     Cap Series
                                                    Portfolio   Portfolio    Portfolio       Portfolio
                                                  ------------- --------- --------------- ----------------
2002
Units (In Thousands).............................       344         163               901               18
Unit Value (1)...................................     $7.57       $4.93   $7.48 to $21.70 $6.80 to $150.51
Net Assets (In Thousands)........................    $2,612        $801           $13,430           $2,408
Investment Income Ratio to Average Net Assets (2)     2.03%       0.51%             0.88%            0.11%
Expenses as a Percent of Average Net Assets (3)..     0.60%       0.60%    0.50% to 0.90%   0.50% to 0.90%
Total Return (4).................................      -18%        -29%      -17% to -16%             -22%
2001
Units (In Thousands).............................       189          16               297               11
Unit Value (1)...................................     $9.27       $6.91   $8.94 to $25.95 $8.66 to $191.87
Net Assets (In Thousands)........................    $1,767        $103            $7,498           $1,926
Investment Income Ratio to Average Net Assets (2)    14.19%       0.05%             4.47%            7.28%
Expenses as a Percent of Average Net Assets (3)..     0.60%       0.60%    0.60% to 0.90%   0.60% to 0.90%
Total Return (4).................................      -16%         -9%       -11% to -9%       -9% to -4%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                           Zenith Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Salomon
                                   MFS         State Street         FI                              Brothers         Salomon
    Alger           MFS         Research         Research       Structured     Harris Oakmark    Strategic Bond     Brothers
Equity Growth Investors Trust   Managers       Bond Income        Equity       Focused Value     Opportunities   U.S. Government
  Portfolio      Portfolio      Portfolio       Portfolio       Portfolio        Portfolio         Portfolio        Portfolio
------------- --------------- -------------- ---------------- -------------- ------------------ ---------------- ----------------
      589                104              47            5,564             12                 76              177              340
    $5.06     $6.54 to $6.84  $5.29 to $6.86 $12.18 to $25.85 $6.59 to $8.32 $167.13 to $169.65 $12.12 to $12.30 $12.72 to $12.91
   $2,983               $694            $314          $93,158            $93            $12,879           $2,174           $4,365
    0.00%              0.72%           0.30%            5.72%          0.89%              0.18%            6.33%            3.47%
    0.60%     0.60% to 0.90%  0.60% to 0.90%   0.60% to 0.90% 0.60% to 0.90%              0.90%            0.90%            0.90%
     -33%       -21% to -20%    -25% to -24%         7% to 8%   -19% to -17%        -10% to -9%        9% to 10%         7% to 8%
        6                 43              13            4,202              3                 23               41               71
    $7.57     $8.19 to $8.57  $6.97 to $9.04 $11.23 to $24.08          $8.19 $184.98 to $186.09 $11.15 to $11.22 $11.89 to $11.96
      $45               $322            $151          $79,483            $25             $4,215             $465             $849
    0.00%              0.00%           0.25%   5.64% to 7.28%          0.00%              0.00%            0.00%            0.00%
    0.60%     0.60% to 0.90%  0.60% to 0.90%   0.45% to 0.90%          0.60%              0.90%            0.90%            0.90%
     -16%        -14% to -3%    -17% to -14%         7% to 8%           -11%         12% to 13%         3% to 4%               4%

                                                            Zenith Fund                      Alliance Fund
                                                  ------------------------------- -----------------------------------

                                                    State Street        FI        Alliance
                                                      Research        Mid Cap     Growth &     Alliance     Alliance
                                                    Money Market   Opportunities   Income   Premier Growth Technology
                                                     Portfolio       Portfolio    Portfolio   Portfolio    Portfolio
                                                  ---------------- -------------- --------- -------------- ----------
2002
Units (In Thousands).............................            1,981             21     150           9            6
Unit Value (1)................................... $13.09 to $15.93 $8.14 to $8.19   $7.92       $4.94        $3.16
Net Assets (In Thousands)........................          $30,811           $168  $1,191         $42          $18
Investment Income Ratio to Average Net Assets (2)            1.57%          0.00%   3.31%       0.00%        5.08%
Expenses as a Percent of Average Net Assets (3)..   0.45% to 0.90%          0.90%   0.60%       0.60%        0.60%
Total Return (4).................................         0% to 1%   -19% to -18%    -22%        -31%         -42%
2001
Units (In Thousands).............................            2,156             --      65          14            2
Unit Value (1)................................... $14.88 to $15.85           $ --  $10.19       $7.15        $5.43
Net Assets (In Thousands)........................          $32,726           $ --    $656         $98          $13
Investment Income Ratio to Average Net Assets (2)            4.18%             --   0.91%       0.00%        6.23%
Expenses as a Percent of Average Net Assets (3)..   0.60% to 0.90%             --   0.60%       0.60%        0.60%
Total Return (4).................................         3% to 4%             --      2%        -14%         -35%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

        Fidelity Fund                            American Fund                       Met Investors Fund
------------------------------ -------------------------------------------------- ------------------------
           Fidelity
              VIP                                                   American
 Fidelity    Asset   Fidelity     American         American           Funds          JPM         MFS
   VIP      Manager     VIP         Funds            Funds           Global       Enhanced     Mid Cap
Contrafund  Growth    Growth       Growth        Growth-Income      Small Cap       Index      Growth
Portfolio  Portfolio Portfolio    Portfolio        Portfolio        Portfolio     Portfolio   Portfolio
---------- --------- --------- ---------------- ---------------- ---------------- --------- --------------

     35         20        28                221              287              203       1              294
  $7.16      $6.50     $4.72   $44.64 to $45.32 $28.98 to $29.42 $ 9.90 to $10.05   $6.09   $4.62 to $4.69
   $249       $131      $134             $9,992           $8,408           $2,033      $8           $1,373
  0.14%      3.23%     0.12%              0.05%            1.74%            0.81%   1.78%            0.82%
  0.60%      0.60%     0.60%              0.90%            0.90%            0.90%   0.60%            0.90%
   -10%       -18%      -30%       -25% to -24%     -19% to -18%     -20% to -19%    -25%             -44%

      3         13        13                 53               68               49       1               68
  $7.96      $7.89     $6.77   $59.63 to $59.99 $35.81 to $36.03 $12.34 to $12.41   $8.12   $8.32 to $8.37
    $24        $95       $87             $3,176           $2,453             $619      $5             $564
  0.00%      0.00%     0.00%              4.25%            0.82%            1.15%   0.00%            0.00%
  0.60%      0.60%     0.60%              0.90%            0.90%            0.90%   0.60%            0.90%
   -12%       -10%      -20%       -15% to -14%              -3%       -9% to -8%     -9%     -16% to -15%

                                                                        Met Investors Fund
                                                  ---------------------------------------------------------------
                                                       MFS                                         Lord Abbett
                                                    Research       PIMCO Total        PIMCO           Bond
                                                  International      Return         Innovation      Debenture
                                                    Portfolio       Portfolio       Portfolio       Portfolio
                                                  -------------- ---------------- -------------- ----------------
2002
Units (In Thousands).............................             95              534            416              748
Unit Value (1)................................... $7.41 to $7.52 $11.55 to $11.72 $3.01 to $3.06 $10.87 to $12.51
Net Assets (In Thousands)........................           $714           $6,214         $1,269           $8,597
Investment Income Ratio to Average Net Assets (2)          0.25%            0.00%          0.00%           11.43%
Expenses as a Percent of Average Net Assets (3)..          0.90%            0.90%          0.90%   0.45% to 0.90%
Total Return (4).................................           -12%        9% to 10%           -51%         0% to 1%
2001
Units (In Thousands).............................             28              103            121              774
Unit Value (1)................................... $8.44 to $8.50 $10.64 to $10.70 $6.15 to $6.19 $10.83 to $12.35
Net Assets (In Thousands)........................           $238           $1,103           $749           $8,845
Investment Income Ratio to Average Net Assets (2)          0.07%            2.37%          0.00%           11.73%
Expenses as a Percent of Average Net Assets (3)..          0.90%            0.90%          0.90%   0.45% to 0.90%
Total Return (4).................................   -13% to -12%               6%           -25%       -2% to -1%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                 Met Investors Fund
-----------------------------------------------------
   Met/AIM        Met/AIM
   Mid Cap       Small Cap         State Street
 Core Equity      Growth       Research Concentrated
  Portfolio      Portfolio    International Portfolio
-------------- -------------- -----------------------

            30             15                 18
$8.53 to $8.58 $7.59 to $7.63     $8.37 to $8.42
          $253           $116               $150
         0.00%          0.00%              0.00%
         0.90%          0.90%              0.90%
  -15% to -14%           -24%               -16%

            --             --                 --
          $ --           $ --               $ --
          $ --           $ --               $ --
            --             --                 --
            --             --                 --
            --             --                 --

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)



7.  CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS

   Effective July 1, 2001, State Street Research became the sub-investment manager of the State Street Research Bond Income Portfolio (formerly Back Bay Advisers Bond Income Portfolio) of the New England Zenith Series Fund. Effective May 1, 2001, State Street Research Growth Portfolio changed its name to State Street Research Investment Trust Portfolio. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged respectively into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund. Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund. Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value Portfolio changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

                         Independent Auditors' Report

To the Board of Directors and Shareholder of Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 19, 2003

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2002 and 2001
            (Dollars in millions, except share and per share data)

                                                                2002     2001
                                                              -------- --------
 Assets
 Investments:
    Fixed maturities available-for-sale, at fair value
      (amortized cost: $ 117,781 and $107,630, respectively). $124,525 $110,601
    Equity securities, at fair value (cost: $1,242 and
      $2,421, respectively)..................................    1,286    3,027
    Mortgage loans on real estate............................   25,353   24,626
    Policy loans.............................................    8,047    7,894
    Real estate and real estate joint ventures
      held-for-investment....................................    3,620    3,278
    Real estate held-for-sale................................      229    1,647
    Other limited partnership interests......................    2,380    1,637
    Short-term investments...................................    1,199    1,168
    Other invested assets....................................    3,419    3,013
                                                              -------- --------
        Total investments....................................  170,058  156,891
 Cash and cash equivalents...................................    1,106    3,932
 Accrued investment income...................................    1,889    1,981
 Premiums and other receivables..............................    7,945    7,126
 Deferred policy acquisition costs...........................    9,666   10,471
 Other assets................................................    4,819    4,750
 Separate account assets.....................................   53,912   62,714
                                                              -------- --------
        Total assets......................................... $249,395 $247,865
                                                              ======== ========
 Liabilities and Stockholder's Equity
 Liabilities:
    Future policy benefits................................... $ 86,039 $ 83,493
    Policyholder account balances............................   54,464   54,764
    Other policyholder funds.................................    6,206    6,001
    Policyholder dividends payable...........................    1,025    1,042
    Policyholder dividend obligation.........................    1,882      708
    Short-term debt..........................................      912      345
    Long-term debt...........................................    2,624    2,380
    Current income taxes payable.............................      873      162
    Deferred income taxes payable............................    1,947    1,893
    Payables under securities loaned transactions............   16,321   12,662
    Other liabilities........................................    6,848    6,981
    Separate account liabilities.............................   53,912   62,714
                                                              -------- --------
        Total liabilities....................................  233,053  233,145
                                                              -------- --------
 Commitments and contingencies (Note 11)

 Company-obligated mandatorily redeemable securities of
   subsidiary trusts.........................................      277      276
                                                              -------- --------
 Stockholder's Equity:
    Common stock, par value $0.01 per share; 1,000,000,000
      shares authorized; 494,466,664 shares issued and
      outstanding at December 31, 2002 and December 31, 2001.        5        5
    Additional paid-in capital...............................   13,474   12,825
    Retained earnings........................................      708       --
    Accumulated other comprehensive income...................    1,878    1,614
                                                              -------- --------
        Total stockholder's equity...........................   16,065   14,444
                                                              -------- --------
        Total liabilities and stockholder's equity........... $249,395 $247,865
                                                              ======== ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                        2002    2001     2000
                                                      -------  ------- -------
 Revenues
 Premiums............................................ $18,470  $17,023 $16,263
 Universal life and investment-type product policy
   fees..............................................   1,918    1,874   1,820
 Net investment income...............................  10,700   11,122  11,029
 Other revenues......................................   1,400    1,532   2,259
 Net investment (losses) gains (net of amounts
   allocable to other accounts of $(139), $(33) and
   $(54), respectively)..............................    (730)     927    (418)
                                                      -------  ------- -------
    Total revenues...................................  31,758   32,478  30,953
                                                      -------  ------- -------
 Expenses
 Policyholder benefits and claims (excludes amounts
   directly related to net investment losses and
   gains of $(150), $(54) and $41, respectively).....  18,860   18,265  16,935
 Interest credited to policyholder account balances..   2,711    3,035   2,935
 Policyholder dividends..............................   1,911    2,060   1,913
 Payments to former Canadian policyholders...........      --       --     327
 Demutualization costs...............................      --       --     230
 Other expenses (excludes amounts directly related
   to net investment losses and gains of $11, $21
   and $(95), respectively)..........................   6,589    6,920   7,308
                                                      -------  ------- -------
    Total expenses...................................  30,071   30,280  29,648
                                                      -------  ------- -------
 Income from continuing operations before provision
   for income taxes..................................   1,687    2,198   1,305
 Provision for income taxes..........................     525      797     435
                                                      -------  ------- -------
 Income from continuing operations...................   1,162    1,401     870
 Income from discontinued operations, net of income
   taxes.............................................     450       86      79
                                                      -------  ------- -------
 Net income.......................................... $ 1,612  $ 1,487 $   949
                                                      =======  ======= =======
 Net income after April 7, 2000 (date of
   demutualization) (Note 1).........................                  $ 1,169
                                                                       =======

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                                 Accumulated Other Comprehensive
                                                                                          Income (Loss)
                                                                              ------------------------------------
                                                                                   Net         Foreign    Minimum
                                                         Additional             Unrealized    Currency    Pension
                                                  Common  Paid-in   Retained    Investment   Translation Liability
                                                  Stock   Capital   Earnings  (Losses) Gains Adjustment  Adjustment  Total
                                                  ------ ---------- --------  -------------- ----------- ---------- -------
Balance at December 31, 1999.....................  $--    $    --   $ 14,100      $ (297)       $ (94)      $(19)   $13,690
Policy credits and cash payments to eligible
 policyholders...................................                     (2,958)                                        (2,958)
Common stock issued in demutualization...........    5     10,917    (10,922)                                            --
Capital contribution from the Holding
 Company.........................................           3,632                                                     3,632
Dividends on common stock........................                       (762)                                          (762)
Comprehensive income:
  Net loss before date of demutualization........                       (220)                                          (220)
  Net income after date of demutualization.......                      1,169                                          1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                  1,480                              1,480
   Foreign currency translation adjustments......                                                  (6)                   (6)
   Minimum pension liability adjustment..........                                                             (9)        (9)
                                                                                                                    -------
   Other comprehensive income....................                                                                     1,465
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,414
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2000.....................    5     14,549        407       1,183         (100)       (28)    16,016
Sale of subsidiary to the Holding Company........              96                                                        96
Issuance of warrants--by subsidiary..............              40                                                        40
Dividends on common stock........................          (1,860)    (1,894)                                        (3,754)
Comprehensive income:
  Net income.....................................                      1,487                                          1,487
  Other comprehensive income:
   Cumulative effect of change in accounting
    for derivatives, net of income taxes and
    reclassification adjustment..................                                     22                                 22
   Unrealized gains on derivative instruments,
    net of income taxes..........................                                     24                                 24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    570                                570
   Foreign currency translation adjustments......                                                 (39)                  (39)
   Minimum pension liability adjustment..........                                                            (18)       (18)
                                                                                                                    -------
   Other comprehensive income....................                                                                       559
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,046
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2001.....................    5     12,825         --       1,799         (139)       (46)    14,444
Sale of subsidiaries to the Holding Company......             149                                                       149
Capital contribution from the Holding
 Company.........................................             500                                                       500
Dividends on common stock........................                       (904)                                          (904)
Comprehensive income:
  Net income.....................................                      1,612                                          1,612
  Other comprehensive income:
   Unrealized losses on derivative instruments,
    net of income taxes..........................                                    (58)                               (58)
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    250                                250
   Foreign currency translation adjustments......                                                  72                    72
                                                                                                                    -------
   Other comprehensive income....................                                                                       264
                                                                                                                    -------
  Comprehensive income...........................                                                                     1,876
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2002.....................  $ 5    $13,474   $    708      $1,991        $ (67)      $(46)   $16,065
                                                   ===    =======   ========      ======        =====       ====    =======

          See Accompanying Notes to Consolidated Financial Statements

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                          2002      2001      2000
                                                                        --------  --------  --------
Cash flows from operating activities
Net income............................................................. $  1,612  $  1,487  $    949
Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses..............................      383       318       363
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................     (456)     (358)     (451)
   Losses (gains) from sales of investments and businesses, net........      870      (894)      472
   Interest credited to other policyholder account balances............    2,711     3,035     2,935
   Universal life and investment-type product policy fees..............   (1,918)   (1,874)   (1,820)
   Change in premiums and other receivables............................   (2,200)     (612)      331
   Change in deferred policy acquisition costs, net....................     (766)     (553)     (519)
   Change in insurance-related liabilities.............................    4,550     3,522     2,618
   Change in income taxes payable......................................      684       871       246
   Change in other liabilities.........................................       32      (226)     (997)
   Other, net..........................................................     (698)     (920)     (919)
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    4,804     3,796     3,208
                                                                        --------  --------  --------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturities....................................................   61,473    51,438    56,971
   Equity securities...................................................    2,676     2,073       748
   Mortgage loans on real estate.......................................    2,632     1,936     2,185
   Real estate and real estate joint ventures..........................      179     1,131       606
   Other limited partnership interests.................................      340       396       422
Purchases of:
   Fixed maturities....................................................  (79,527)  (51,417)  (64,918)
   Equity securities...................................................   (1,217)   (3,045)     (863)
   Mortgage loans on real estate.......................................   (3,188)   (3,412)   (2,787)
   Real estate and real estate joint ventures..........................      (28)     (665)     (407)
   Other limited partnership interests.................................     (447)     (424)     (660)
Net change in short-term investments...................................     (308)     (303)    2,382
Purchase of businesses, net of cash received...........................       --        --      (416)
Proceeds from sales of businesses......................................      749       831       877
Net change in payable under securities loaned transactions.............    3,659       361     5,840
Other, net.............................................................     (814)     (534)     (821)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $(13,821) $ (1,634) $   (841)
                                                                        --------  --------  --------

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                         2002      2001      2000
                                                                       --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits........................................................... $ 27,681  $ 29,171  $ 28,452
   Withdrawals........................................................  (22,118)  (25,593)  (28,504)
Net change in short-term debt.........................................      567      (740)   (3,095)
Long-term debt issued.................................................      537       353     1,214
Long-term debt repaid.................................................     (221)   (1,379)     (124)
Capital contribution from the Holding Company.........................      649        96     3,632
Net proceeds from issuance of company-obligated mandatorily redeemable
  securities of subsidiary trust......................................       --       197        --
Cash payments to eligible policyholders...............................       --        --    (2,550)
Dividends on common stock.............................................     (904)   (3,754)     (762)
                                                                       --------  --------  --------
Net cash provided by (used in) financing activities...................    6,191    (1,649)   (1,737)
                                                                       --------  --------  --------
Change in cash and cash equivalents...................................   (2,826)      513       630
Cash and cash equivalents, beginning of year..........................    3,932     3,419     2,789
                                                                       --------  --------  --------
Cash and cash equivalents, end of year................................ $  1,106  $  3,932  $  3,419
                                                                       ========  ========  ========
Supplemental disclosures of cash flow information:
   Cash paid (refunded) during the year for:
       Interest....................................................... $    267  $    336  $    448
                                                                       ========  ========  ========
       Income taxes................................................... $     96  $   (335) $    256
                                                                       ========  ========  ========
   Non-cash transactions during the year:
       Policy credits to eligible policyholders....................... $     --  $     --  $    408
                                                                       ========  ========  ========
       Business acquisitions--assets.................................. $     --  $     --  $ 22,936
                                                                       ========  ========  ========
       Business acquisitions--liabilities............................. $     --  $     --  $ 22,437
                                                                       ========  ========  ========
       Business dispositions--assets.................................. $ 17,276  $  6,162  $  1,184
                                                                       ========  ========  ========
       Business dispositions--liabilities............................. $ 16,547  $  5,263  $  1,014
                                                                       ========  ========  ========
       Real estate acquired in satisfaction of debt................... $     30  $     30  $     24
                                                                       ========  ========  ========
       Mortgage note on sale of real estate........................... $     --  $  1,530  $     --
                                                                       ========  ========  ========
       Purchase money mortgage on real estate sale.................... $    954  $     --  $     49
                                                                       ========  ========  ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  Summary of Accounting Policies

  Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities, automobile and property insurance and mutual funds to individuals and group insurance, reinsurance, as well as retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 7. Intercompany accounts and transactions have been eliminated.

   Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001, and Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to MetLife in 2002, are included in the accompanying Financial Statements until the date of sale. See Note 12.

   The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies and does not have a controlling interest. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

   Minority interest related to consolidated entities included in other liabilities was $481 million and $442 million at December 31, 2002 and 2001, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2002 presentation.

  Summary of Critical Accounting Estimates

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Investments

   The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on valuation methodologies, securities the Company deems to be comparable and assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Derivatives

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges, and
(ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated market volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

   Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally upon investment returns, mortality, morbidity, persistency, expenses to administer the business creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

   Future Policy Benefits

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   The Company also establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the insured and the property covered, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

   Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

   Reinsurance

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish policy benefits and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed above. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

   Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumption used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. It is possible that an adverse outcome in certain of the Company's litigation,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

   Employee Benefit Plans

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm to aid it in selecting appropriate assumptions and valuing its related liabilities. The actuarial assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Significant Accounting Policies

   Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

   Real estate held-for-investment including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

   Structured Investment Transactions and Variable Interest Entities

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES net investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

   Effective in 2003, Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of APB No. 51 ("FIN 46") will establish new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). Certain of the asset-backed securitizations and structured investment transactions discussed above meet the definition of a VIE under FIN 46. In addition, certain investments in real estate joint ventures and other limited partnership interests also meet the VIE definition. The Company will be required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The Company is still in the process of evaluating its investments with regard to the implementation of FIN 46.

   The following table presents the total assets and the maximum exposure to loss relating to the VIEs that the Company believes it is reasonably possible it will need to consolidate in accordance with the provisions of FIN 46 at:

                                                                        December 31, 2002
                                                                        ------------------
                                                                                   Maximum
                                                                        Total    Exposure to
                                                                        Assets      Loss
                                                                        ------   -----------
                                                                        (Dollars in millions)
Financial asset-backed securitizations and collateralized debt and bond
  obligations.......................................................... $1,719      $  9(1)
Other structured investment transactions...............................     89        38(2)
Real estate joint ventures.............................................    443       196(3)
Other limited partnership interests....................................    864       167(3)
                                                                         ------     ----
   Total............................................................... $3,115      $410
                                                                         ======     ====

--------
(1) The maximum exposure to loss is based on the carrying value of retained interests.
(2) The maximum exposure to loss is based on the carrying value of beneficial interests.
(3) The maximum exposure to loss is based on the carrying value plus unfunded commitments reduced by amounts guaranteed by other partners.

   Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: (i) the hedging of liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities and (iv) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the New York Insurance Department (the "Department"). The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are generally reported in net investment gains or losses.

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value generally recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2002 and 2001, 19 and 15, respectively, of such RSATs, with notional amounts totaling $285 million and $205 million, respectively, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered calls and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

   Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

   Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for a company occupied real estate property is 40 years. Estimated lives range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $368 million and $546 million at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $81 million, $96 million and $90 million for the years ended December 31, 2002, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $297 million and $165 million at December 31, 2002 and 2001, respectively. Related amortization expense was $153 million, $106 million and $45 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2002.......  $1,502    $ 8,969   $10,471
        Capitalizations..................      --      2,227     2,227
                                           ------    -------   -------
               Total.....................   1,502     11,196    12,698
                                           ------    -------   -------
        Amortization allocated to:
           Net investment gains (losses).      16         (5)       11
           Unrealized investment gains...      31        173       204
           Other expenses................     121      1,380     1,501
                                           ------    -------   -------
               Total amortization........     168      1,548     1,716
                                           ------    -------   -------
        Dispositions and other...........    (463)      (853)   (1,316)
                                           ------    -------   -------
        Balance at December 31, 2002.....  $  871    $ 8,795   $ 9,666
                                           ======    =======   =======

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2001.......  $1,674    $ 8,823   $10,497
        Capitalizations..................      --      2,018     2,018
                                           ------    -------   -------
               Total.....................   1,674     10,841    12,515
                                           ------    -------   -------
        Amortization allocated to:
           Net investment (losses) gains.     (15)        36        21
           Unrealized investment gains...      16        112       128
           Other expenses................     178      1,256     1,434
                                           ------    -------   -------
               Total amortization........     179      1,404     1,583
                                           ------    -------   -------
        Dispositions and other...........       7       (468)     (461)
                                           ------    -------   -------
        Balance at December 31, 2001.....  $1,502    $ 8,969   $10,471
                                           ======    =======   =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                                        Deferred
                                              Value of   Policy
                                              Business Acquisition
                                              Acquired    Costs     Total
                                              -------- ----------- -------
                                                  (Dollars in millions)
     Balance at January 1, 2000..............  $  632    $ 8,438   $ 9,070
     Capitalizations.........................      --      1,805     1,805
     Acquisitions............................   1,480        201     1,681
                                               ------    -------   -------
            Total............................   2,112     10,444    12,556
                                               ------    -------   -------
     Amortization allocated to:
        Net investment gains (losses)........      28       (123)      (95)
        Unrealized investment gains..........      93        503       596
        Other expenses.......................     310      1,162     1,472
                                               ------    -------   -------
            Total amortization...............     431      1,542     1,973
                                               ------    -------   -------
     Dispositions and other..................      (7)       (79)      (86)
                                               ------    -------   -------
     Balance at December 31, 2000............  $1,674    $ 8,823   $10,497
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $83 million in 2003, $78 million in 2004, $73 million in 2005, $70 million in 2006 and $64 million in 2007.

   Amortization of VOBA and deferred policy acquisition costs is allocated to
(i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of VOBA and deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

   Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Changes in goodwill were as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Net balance at January 1.. $ 575    $703    $ 611
                 Acquisitions..............     7      20      286
                 Amortization..............    --     (47)     (50)
                 Impairment losses.........    (2)    (61)      --
                 Dispositions and other....  (175)    (40)    (144)
                                             -----    ----   -----
                 Net balance at December 31 $ 405    $575    $ 703
                                             =====    ====   =====

   Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                ------------------
                                                2002         2001
                                                ----         ----
                                                (Dollars in millions)
                       Accumulated amortization $71          $100
                                                ===            ====

   Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

   Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

   Other Revenues

   Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

   Policyholder Dividends

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

   Participating Business

   Participating business represented approximately 16% and 18% of the Company's life insurance in-force, and 90% and 82% of the number of life insurance policies in-force, at December 31, 2002 and 2001, respectively. Participating policies represented approximately 43% and 46%, 44% and 46%, and 47% and 50% of gross and net life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

   Income Taxes

   Metropolitan Life, the Holding Company and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

   Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

   Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

   Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in
Note 17 the pro forma disclosures required by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123").

   Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

   Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Demutualization and Initial Public Offering

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  Application of Accounting Pronouncements

   In January 2003, the FASB issued FIN 46 which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is in the process of assessing the impact of FIN 46 on its consolidated financial statements. Certain disclosure provisions of FIN 46 were required for December 31, 2002 financial statements. See "Structured Investment Transactions and Variable Interest Entities."

   As of December 31, 2002, the FASB is deliberating on a proposed statement that would further amend SFAS 133. The proposed statement will address certain SFAS 133 Implementation Issues. The proposed statement is not expected to have a significant impact on the Company's consolidated financial statements.

   In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation --Transition and Disclosure ("SFAS 148"), which provides guidance on how to transition from the intrinsic value method of accounting for stock-based employee compensation under APB 25 to the fair value method of accounting of SFAS 123, if a company so elects. Effective January 1, 2003, the Company adopted the fair value method of recording stock options under SFAS
123. In accordance with alternatives available under the transitional guidance of SFAS 148, the Company has elected to apply the fair value method of accounting for stock options prospectively to awards granted subsequent to January 1, 2003. As permitted, options granted prior to January 1, 2003, will continue to be accounted for under APB 25, and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005.

   In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES for others. Disclosure requirements under FIN 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN 45. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the initial adoption of FIN 45 to have a significant impact on the Company's consolidated financial statements. The adoption of FIN 45 requires the Company to include disclosures in its consolidated financial statements related to guarantees. See Note 11.

   In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3"). As discussed in Note 13, in the fourth quarter of 2001, the Company recorded a charge of $330 million, net of income taxes of $169 million, associated with business realignment initiatives using the EITF 94-3 accounting guidance.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 20.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES goodwill during 2002. Amortization of goodwill was $47 million and $50 million for the years ended December 31, 2001 and 2000, respectively. Amortization of other intangible assets was not material for the years ended December 31, 2002, 2001 and 2000. The Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets. As a result of these tests, the Company recorded a $5 million charge to earnings relating to the impairment of certain goodwill assets in the third quarter of 2002 as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

   Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. In accordance with SFAS 141, the elimination of $5 million of negative goodwill was reported in income in the first quarter of 2002 as a cumulative effect of a change in accounting.

   In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income. The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed maturities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  September 11, 2001 Tragedies

   On September 11, 2001 terrorist attacks occurred in New York, Washington, D.C. and Pennsylvania (the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposure to these events with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, and it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   The Company's original estimate of the total insurance losses related to the tragedies, which was recorded in the third quarter of 2001, was $208 million, net of income taxes of $117 million. Net income for the year ended December 31, 2002 includes a $17 million, net of income taxes of $9 million, benefit from the reduction of the liability associated with the tragedies. This revision of the liability is the result of an analysis completed during the fourth quarter of 2002, which focused on the emerging incidence experienced over the past 12 months associated with certain disability products. As of December 31, 2002, the Company's remaining liability for unpaid and future claims associated with the tragedies was $47 million, principally related to disability coverages. The estimate has been and will continue to be subject to revision in subsequent periods, as claims are received from insureds and the claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The Company's general account investment portfolios include investments, primarily comprised of fixed maturities, in industries that were affected by the tragedies, including airline, other travel, lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The carrying value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.5 billion at December 31, 2002.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. This may have a negative effect on MetLife's businesses and results of operations over time. In particular, the declines in share prices experienced after the reopening of the U.S. equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn may have an adverse effect on fees earned in the Company's businesses. In addition, the Company has received and expects to continue to receive disability claims from individuals resulting from the tragedies.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  Investments

  Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2002 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 42,265  $2,914   $  896   $ 44,283
       Mortgage-backed securities........   30,444   1,534       20     31,958
       Foreign corporate securities......   15,405   1,295      185     16,515
       U.S. treasuries/agencies..........   13,256   1,514        3     14,767
       Asset-backed securities...........    8,070     204      181      8,093
       Foreign government securities.....    4,649     516       50      5,115
       States and political subdivisions.    2,575     181       20      2,736
       Other fixed income assets.........      312     126       82        356
                                          --------   ------  ------   --------
         Total bonds.....................  116,976   8,284    1,437    123,823
     Redeemable preferred stocks.........      805      13      116        702
                                          --------   ------  ------   --------
       Total fixed maturities............ $117,781  $8,297   $1,553   $124,525
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $    827  $  114   $   80   $    861
     Nonredeemable preferred stocks......      415      13        3        425
                                          --------   ------  ------   --------
       Total equity securities........... $  1,242  $  127   $   83   $  1,286
                                          ========   ======  ======   ========

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 41,552  $1,371   $  671   $ 42,252
       Mortgage-backed securities........   24,579     839      190     25,228
       Foreign corporate securities......   15,682     657      528     15,811
       U.S. treasuries/agencies..........    7,923   1,007       42      8,888
       Asset-backed securities...........    7,856     147      204      7,799
       Foreign government securities.....    5,130     522       36      5,616
       States and political subdivisions.    2,243      68       21      2,290
       Other fixed income assets.........    1,881     284      211      1,954
                                          --------   ------  ------   --------
         Total bonds.....................  106,846   4,895    1,903    109,838
    Redeemable preferred stocks..........      784      12       33        763
                                          --------   ------  ------   --------
       Total fixed maturities............ $107,630  $4,907   $1,936   $110,601
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $  1,938  $  655   $   75   $  2,518
     Nonredeemable preferred stocks......      483      28        2        509
                                          --------   ------  ------   --------
       Total equity securities........... $  2,421  $  683   $   77   $  3,027
                                          ========   ======  ======   ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held foreign currency derivatives with notional amounts of $2,372 million and $1,958 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2002 and 2001, respectively.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $10,731 million and $9,618 million at December 31, 2002 and 2001, respectively. Non-income producing fixed maturities were $395 million and $236 million at December 31, 2002 and 2001, respectively.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                    ---------  ----------
                                                    (Dollars in millions)
        Due in one year or less.................... $  3,702    $  3,765
        Due after one year through five years......   22,212      23,250
        Due after five years through ten years.....   20,504      21,985
        Due after ten years........................   32,044      34,772
                                                    --------    --------
           Subtotal................................   78,462      83,772
        Mortgage-backed and asset-backed securities   38,514      40,051
                                                    --------    --------
           Subtotal................................  116,976     123,823
        Redeemable preferred stock.................      805         702
                                                    --------    --------
           Total fixed maturities.................. $117,781    $124,525
                                                    ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                       -------------------------
                                         2002     2001     2000
                                       -------  -------  -------
                                         (Dollars in millions)
               Proceeds............... $34,918  $27,576  $46,205
               Gross investment gains. $ 1,683  $   634  $   599
               Gross investment losses $  (973) $  (934) $(1,520)

   Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale fixed maturities and equity securities of $1,342 million, $278 million and $324 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,477 million and $11,416 million and an estimated fair value of $16,120 million and $12,066 million were on loan under the program at December 31, 2002 and 2001, respectively. The Company was liable for cash collateral under its control of $16,321 million and $12,662 million at December 31, 2002 and 2001, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored five securitizations with a total of approximately $1,719 million in financial assets as of December 31, 2002. Two of these transactions included the transfer of assets totaling approximately $289 million in 2001, resulting in the recognition of an insignificant amount of investment gains. The Company's beneficial interests in these SPEs as of December, 31, 2002 and 2001 and the related investment income for the years ended December 31, 2002, 2001 and 2000 were insignificant.

   The Company also invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $870 million and $1.6 billion at December 31, 2002 and 2001, respectively. The related income recognized was $1 million, $44 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $939 million and $835 million at December 31, 2002 and 2001, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,430 million and $1,336 million at December 31, 2002 and 2001, respectively.

  Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      -------------------------------
                                           2002            2001
                                      --------------- ---------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $20,433   80%   $19,503   79%
          Agricultural mortgage loans   5,042   20%     5,267   21%
                                      -------  ----   -------  ----
             Total...................  25,475  100%    24,770  100%
                                      =======  ====   =======  ====
          Less: Valuation allowances.     122             144
                                      -------         -------
             Mortgage loans.......... $25,353         $24,626
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 18%, 13% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2002 and 2001 include $1,515 million and $1,530 million, respectively from MIAC, a related party, in connection with MIAC's purchase of real estate from the Company in 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $620 million and $644 million at December 31, 2002 and 2001, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                        Years ended
                                                       December 31,
                                                     --------------------
                                                     2002    2001   2000
                                                     ----    ----   ----
                                                     (Dollars in millions)
          Balance at January 1...................... $144    $ 83   $ 90
          Additions.................................   39     106     38
          Deductions for writedowns and dispositions  (56)    (45)   (74)
          (Dispositions) acquisitions of affiliates.   (5)     --     29
                                                      ----   ----   ----
          Balance at December 31.................... $122    $144   $ 83
                                                      ====   ====   ====

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:


                                                             December 31,
                                                             -----------
                                                             2002   2001
                                                             ----  ------
                                                             (Dollars in
                                                              millions)
        Impaired mortgage loans with valuation allowances... $604  $  816
        Impaired mortgage loans without valuation allowances  257     315
                                                             ----  ------
        Total...............................................  861   1,131
        Less: Valuation allowances on impaired mortgages....  121     140
                                                             ----  ------
           Impaired mortgage loans.......................... $740  $  991
                                                             ====  ======

   The average investment in impaired mortgage loans on real estate was $1,068 million, $938 million and $912 million for the years ended December 31, 2002, 2001 and 2000, respectively. Interest income on impaired mortgage loans was $88 million, $103 million and $80 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   The investment in restructured mortgage loans on real estate was $410 million and $684 million at December 31, 2002 and 2001, respectively. Interest income of $44 million, $76 million and $77 million was recognized on restructured loans for the years ended December 31, 2002, 2001 and 2000, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $41 million, $60 million and $74 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $28 million and $43 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                 December 31,
                                                                --------------
                                                                 2002    2001
                                                                ------  ------
                                                                  (Dollars in
                                                                   millions)
 Real estate and real estate joint ventures held-for-investment $3,808  $3,435
 Impairments...................................................   (188)   (157)
                                                                ------  ------
    Total......................................................  3,620   3,278
                                                                ------  ------
 Real estate held-for-sale.....................................    327   1,859
 Impairments...................................................    (82)   (177)
 Valuation allowance...........................................    (16)    (35)
                                                                ------  ------
    Total......................................................    229   1,647
                                                                ------  ------
        Real estate and real estate joint ventures............. $3,849  $4,925
                                                                ======  ======

   Accumulated depreciation on real estate was $1,319 million and $1,882 million at December 31, 2002 and 2001, respectively. Related depreciation expense was $180 million, $217 million and $224 million for the years ended December 31, 2002, 2001 and 2000, respectively. These amounts include $48 million, $79 million and $80 million of depreciation expense related to discontinued operations for the years ended December 31, 2002, 2001 and 2000, respectively.

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               -----------------------------
                                    2002           2001
                               -------------- --------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $2,244   58%   $3,079   63%
                   Retail.....    697   18%      779   16%
                   Apartments.    454   12%      495   10%
                   Land.......     87    2%      184    4%
                   Agriculture      7    0%       14    0%
                   Other......    360   10%      374    7%
                               ------  ----   ------  ----
                      Total... $3,849  100%   $4,925  100%
                               ======  ====   ======  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2002, approximately 26%, 23% and 16% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002     2001    2000
                                                     ----     ----    ----
                                                     (Dollars in millions)
          Balance at January 1...................... $ 35     $ 39    $ 34
          Additions charged to operations...........   21       16      17
          Deductions for writedowns and dispositions  (40)     (20)    (12)
                                                      ----     ----    ----
          Balance at December 31.................... $ 16     $ 35    $ 39
                                                      ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $40 million, $22 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively. Investment income related to impaired real estate held-for-sale was $11 million, $31 million and $52 million for the years ended December 31, 2002, 2001 and 2000, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $62 million and $9 million at December 31, 2002 and 2001, respectively.

   The Company owned real estate acquired in satisfaction of debt of $8 million and $49 million at December 31, 2002 and 2001, respectively.

  Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                                             --------------------
                                              2002       2001
                                              ------     ------
                                             (Dollars in millions)
                   Investment............... $  985     $1,070
                   Estimated residual values    428        505
                                              ------     ------
                      Total.................  1,413      1,575
                   Unearned income..........   (368)      (404)
                                              ------     ------
                      Leveraged leases...... $1,045     $1,171
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases was $981 million and $1,077 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net Investment Income

   The components of net investment income were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                      2002     2001    2000
                                                     -------  ------- -------
                                                      (Dollars in millions)
   Fixed maturities................................. $ 7,861  $ 8,462 $ 8,529
   Equity securities................................      25       48      41
   Mortgage loans on real estate....................   1,840    1,838   1,693
   Real estate and real estate joint ventures(1)....     756      910     990
   Policy loans.....................................     512      527     515
   Other limited partnership interests..............      57       48     142
   Cash, cash equivalents and short-term investments     224      264     271
   Other............................................     318      268     192
                                                     -------  ------- -------
      Total.........................................  11,593   12,365  12,373
   Less: Investment expenses(1).....................     893    1,243   1,344
                                                     -------  ------- -------
      Net investment income......................... $10,700  $11,122 $11,029
                                                     =======  ======= =======

--------
(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

  Net Investment (Losses) Gains

   Net investment (losses) gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ----------------------
                                                    2002    2001     2000
                                                   -----   ------  -------
                                                    (Dollars in millions)
     Fixed maturities............................. $(862)  $ (644) $(1,437)
     Equity securities............................   230       66      192
     Mortgage loans on real estate................   (21)     (91)     (18)
     Real estate and real estate joint ventures(1)    (6)   1,626      101
     Other limited partnership interests..........    (2)    (161)      (7)
     Sales of businesses..........................    (7)      25      632
     Other........................................  (201)      73       65
                                                   -----   ------  -------
            Total.................................  (869)     894     (472)
     Amounts allocable to:
        Deferred policy acquisition costs.........   (11)     (21)      95
        Participating contracts...................    (7)    (105)    (126)
        Policyholder dividend obligation..........   157      159       85
                                                   -----   ------  -------
            Net investment (losses) gains......... $(730)  $  927  $  (418)
                                                   =====   ======  =======

--------
(1) The amount presented for the year ended December 31, 2002 excludes amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

   Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are (i) amortization of deferred policy acquisition costs to the extent that such amortization results from investment gains and losses, (ii) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are applied to the contractholder's accounts, and (iii) adjustments to the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

  Net Unrealized Investment Gains

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                  Years ended December 31,
                                                 -------------------------
                                                   2002     2001     2000
                                                 -------  -------  -------
                                                   (Dollars in millions)
     Fixed maturities........................... $ 6,713  $ 2,971  $ 1,696
     Equity securities..........................      44      606      744
     Derivatives................................     (24)      71       --
     Other invested assets......................       1       59       58
                                                 -------  -------  -------
            Total...............................   6,734    3,707    2,498
                                                 -------  -------  -------
     Amounts allocable to:
        Future policy benefit loss recognition..  (1,242)     (30)    (284)
        Deferred policy acquisition costs.......    (366)      (6)     113
        Participating contracts.................    (129)    (127)    (133)
        Policyholder dividend obligation........  (1,882)    (708)    (385)
     Deferred income taxes......................  (1,124)  (1,037)    (626)
                                                 -------  -------  -------
            Total...............................  (4,743)  (1,908)  (1,315)
                                                 -------  -------  -------
            Net unrealized investment gains..... $ 1,991  $ 1,799  $ 1,183
                                                 =======  =======  =======

   The changes in net unrealized investment gains were as follows:

                                                                      Years ended December 31,
                                                                      -----------------------
                                                                        2002    2001    2000
                                                                      -------  ------  ------
                                                                       (Dollars in millions)
Balance at January 1................................................. $ 1,799  $1,183  $ (297)
Unrealized investment gains during the year..........................   2,803   1,391   3,298
Unrealized investment (losses) gains relating to:
   Future policy benefit (loss) gain recognition.....................  (1,212)    254     (35)
   Deferred policy acquisition costs.................................    (204)   (128)   (596)
   Participating contracts...........................................      (2)      6     (15)
   Policyholder dividend obligation..................................  (1,174)   (323)   (385)
Deferred income taxes................................................     (72)   (475)   (787)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................      53    (109)     --
                                                                      -------  ------  ------
Balance at December 31............................................... $ 1,991  $1,799  $1,183
                                                                      =======  ======  ======
Net change in unrealized investment gains............................ $   192  $  616  $1,480
                                                                      =======  ======  ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  Derivative Instruments

   The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2002 and 2001:

                                             2002                        2001
                                  --------------------------- ---------------------------
                                           Current Market or             Current Market
                                               Fair Value                or Fair Value
                                  Notional ------------------ Notional ------------------
                                   Amount  Assets Liabilities  Amount  Assets Liabilities
                                  -------- ------ ----------- -------- ------ -----------
Financial futures................ $     4   $ --     $ --     $    --   $ --      $--
Interest rate swaps..............   3,866    196      126       1,823     73        9
Floors...........................     325      9       --         325     11       --
Caps.............................   7,770     --       --       8,010      5       --
Financial forwards...............   1,870     --       12          --     --       --
Foreign currency swaps...........   2,371     92      181       1,925    188       26
Options..........................      78      9       --       1,880      8       12
Foreign currency forwards........       1     --       --          33      4       --
Written covered calls............      --     --       --          40     --       --
Credit default swaps.............     376      2       --         270     --       --
                                  -------   ----     ----     -------   ----      ---
   Total contractual commitments. $16,661   $308     $319     $14,306   $289      $47
                                  =======   ====     ====     =======   ====      ===

   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2002 and 2001:

                                  December 31, 2001           Terminations/ December 31, 2002
                                   Notional Amount  Additions  Maturities    Notional Amount
                                  ----------------- --------- ------------- -----------------
                                                     (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures................      $    --       $   760     $  756          $     4
Interest rate swaps..............        1,823         3,005        962            3,866
Floors...........................          325            --         --              325
Caps.............................        8,010         3,750      3,990            7,770
Financial forwards...............           --         2,870      1,000            1,870
Foreign currency swaps...........        1,925           760        314            2,371
Options..........................        1,880            55      1,857               78
Foreign currency forwards........           33             1         33                1
Written covered calls............           40            --         40               --
Credit default swaps.............          270           121         15              376
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======
BY DERIVATIVE STRATEGY
Liability hedging................        9,008         3,817      4,142            8,683
Invested asset hedging...........        4,768         4,488      3,972            5,284
Portfolio hedging................          530         2,104         --            2,634
Forecasted transaction hedging...           --           913        853               60
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2002:

                                                     Remaining Life
                          ---------------------------------------------------------------------
                          One Year   After One Year   After Five Years
                          or Less  Through Five Years Through Ten Years After Ten Years  Total
                          -------- ------------------ ----------------- --------------- -------
                                                  (Dollars in millions)
Financial futures........  $    4        $   --            $   --            $ --       $     4
Interest rate swaps......      64         1,887             1,630             285         3,866
Floors...................      --            --               325              --           325
Caps.....................   1,000         6,770                --              --         7,770
Financial forwards.......   1,870            --                --              --         1,870
Foreign currency swaps...      88           962               851             470         2,371
Options..................       3            20                --              55            78
Foreign currency forwards      --             1                --              --             1
Written covered calls....      --            --                --              --            --
Credit default swaps.....      45           331                --              --           376
                           ------        ------            ------            ----       -------
   Total contractual
     commitments.........  $3,074        $9,971            $2,806            $810       $16,661
                           ======        ======            ======            ====       =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2002 and 2001:

                                2002                        2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    BY TYPE OF HEDGE
    Fair value...... $   418   $ --     $ 64     $    --   $ --      $--
    Cash flow.......   3,445     69       72         607     61        1
    Non qualifying..  12,798    239      183      13,699    228       46
                     -------   ----     ----     -------   ----      ---
       Total........ $16,661   $308     $319     $14,306   $289      $47
                     =======   ====     ====     =======   ====      ===

   For the years ended December 2002, 2001 and 2000, the Company recognized net investment income of $23 million, $32 million and $13 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   During the year ended December 31, 2002, the Company recognized $30 million in net investment losses related to qualifying fair value hedges. Accordingly, $34 million of unrealized gains on fair value hedged investments were recognized in net investment gains and losses. There were no derivatives designated as fair value hedges during the year ended December 31, 2001. There were no discontinued hedges during the year ended December 31, 2002.

   For the years ended December 31, 2002 and 2001, the amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $24 million and gains of $71 million, respectively. During the year ended December 31, 2002, the Company recognized other comprehensive losses of $142 million relating to the effective portion of cash flow hedges. During the year ended December 31, 2002, $10 million of other comprehensive income and $57 million of other comprehensive losses were reclassified into net investment

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income and net investment losses, respectively. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income due to the SFAS No. 133 transition adjustment. Approximately $6 million and $12 million of the losses reported in accumulated other comprehensive income at December 31, 2002 are expected to be reclassified during the year ending December 31, 2003 into net investment income and net investment gains and losses, respectively, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment income of $32 million and $24 million, respectively, and net investment losses of $172 million and net investment gains of $100 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

5.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      Notional Carrying Estimated
December 31, 2002                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $124,525  $124,525
   Equity securities.................................................          $  1,286  $  1,286
   Mortgage loans on real estate.....................................          $ 25,353  $ 27,935
   Policy loans......................................................          $  8,047  $  8,047
   Short-term investments............................................          $  1,199  $  1,199
   Cash and cash equivalents.........................................          $  1,106  $  1,106
   Mortgage loan commitments.........................................  $  859  $     --  $     12
   Commitments to fund partnership investments.......................  $1,667  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 34,706  $ 35,063
   Short-term debt...................................................          $    912  $    912
   Long-term debt....................................................          $  2,624  $  2,794
   Payable under securities loaned transactions......................          $ 16,321  $ 16,321
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    277  $    310

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                      Notional Carrying Estimated
December 31, 2001                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................          $  3,027  $  3,027
   Mortgage loans on real estate.....................................          $ 24,626  $ 25,815
   Policy loans......................................................          $  7,894  $  7,894
   Short-term investments............................................          $  1,168  $  1,168
   Cash and cash equivalents.........................................          $  3,932  $  3,932
   Mortgage loan commitments.........................................  $  532  $     --  $     (4)
   Commitments to fund partnership investments.......................  $1,898  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 47,494  $ 47,833
   Short-term debt...................................................          $    345  $    345
   Long-term debt....................................................          $  2,380  $  2,442
   Payable under securities loaned transactions......................          $ 12,662  $ 12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    276  $    276

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Partnership Agreements

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership agreements have no stated interest rate and are assumed to have a fair value of zero.

  Policy Loans

   The carrying values for policy loans approximate fair value.

  Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  Policyholder Account Balances

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  Derivative Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign currency forwards, caps, floors, options and written covered calls are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  Employee Benefit Plans

  Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees and sales representatives of the Company. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                             December 31,
                                                    ------------------------------
                                                    Pension Benefits Other Benefits
                                                    --------------   --------------
                                                     2002     2001    2002    2001
                                                    ------   ------  ------  ------
                                                         (Dollars in millions)
Change in projected benefit obligation:
 Projected benefit obligation at beginning of year. $4,426   $4,145  $1,669  $1,542
   Service cost....................................    104      104      36      34
   Interest cost...................................    307      308     123     115
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Actuarial losses................................    307      169     342      66
   Curtailments and terminations...................     (3)     (49)     (2)      9
   Change in benefits..............................     --       29    (168)     --
   Benefits paid...................................   (284)    (268)   (122)    (97)
                                                    ------   ------  ------  ------
 Projected benefit obligation at end of year.......  4,747    4,426   1,878   1,669
                                                    ------   ------  ------  ------
Change in plan assets:
 Contract value of plan assets at beginning of year  4,161    4,619   1,169   1,318
   Actual return on plan assets....................   (185)    (201)    (92)    (49)
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Employer and participant contributions..........    426       23       1       1
   Benefits paid...................................   (284)    (268)   (113)   (101)
                                                    ------   ------  ------  ------
 Contract value of plan assets at end of year......  4,008    4,161     965   1,169
                                                    ------   ------  ------  ------
Under funded.......................................   (739)    (265)   (913)   (500)
Unrecognized net actuarial losses (gains)..........  1,507      693     262    (258)
Unrecognized prior service cost (credit)...........    101      116    (208)    (49)
                                                    ------   ------  ------  ------
Prepaid benefit (accrued) cost..................... $  869   $  544  $ (859) $ (807)
                                                    ======   ======  ======  ======
Qualified plan prepaid pension cost................ $1,164   $  805
Non-qualified plan accrued pension cost............   (341)    (323)
Unamortized prior service cost.....................     --       16
Accumulated other comprehensive loss...............     46       46
                                                    ------   ------
Prepaid benefit cost............................... $  869   $  544
                                                    ======   ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                         Qualified Plan   Non-Qualified Plan       Total
                                        ----------------  -----------------  ----------------
                                          2002     2001    2002      2001      2002     2001
                                        -------  -------   -----     -----   -------  -------
                                                      (Dollars in millions)
Aggregate projected benefit
  obligation........................... $(4,273) $(4,006) $(474)    $(420)   $(4,747) $(4,426)
Aggregate contract value of plan assets
  (principally Company contracts)......   4,008    4,161     --        --      4,008    4,161
                                        -------  -------   -----     -----   -------  -------
(Under) over funded.................... $  (265) $   155  $(474)    $(420)   $  (739) $  (265)
                                        =======  =======   =====     =====   =======  =======

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                             Pension Benefits   Other Benefits
                                             ---------------- ------------------
                                              2002    2001       2002     2001
                                             ------ --------- ---------- -------
                                                    (Dollars in millions)
Weighted average assumptions at December 31:
   Discount rate............................ 6.75%  6.9%-7.4% 6.5%-7.25% 6%-7.4%
   Expected rate of return on plan assets...  8%-9%   8%-9%    5.2%-9%    6%-9%
   Rate of compensation increase............ 4%-6%    4%-6%      N/A       N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                December 31,
                               -----------------------------------------------
                                        2002                    2001
                               ---------------------- ------------------------
  Pre-Medicare eligible claims 9% down to 5% in 2010  9.5% down to 5% in 2010
  Medicare eligible claims.... 11% down to 5% in 2014 11.5% down to 5% in 2014

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components     $10         $10
Effect on accumulated postretirement benefit obligation     $90         $88

   The components of net periodic benefit cost were as follows:

                                                 Pension Benefits     Other Benefits
                                               -------------------  -----------------
                                                2002   2001   2000  2002   2001  2000
                                               -----  -----  -----  ----  -----  ----
                                                        (Dollars in millions)
Service cost.................................. $ 104  $ 104  $  98  $ 36  $  34  $ 29
Interest cost.................................   307    308    291   123    115   113
Expected return on plan assets................  (354)  (402)  (420)  (93)  (108)  (97)
Amortization of prior actuarial losses (gains)    33     (2)   (19)   (9)   (27)  (22)
Curtailment cost (credit).....................    11     21     (3)    4      6     2
                                               -----  -----  -----  ----  -----  ----
Net periodic benefit cost (credit)............ $ 101  $  29  $ (53) $ 61  $  20  $ 25
                                               =====  =====  =====  ====  =====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $49 million, $55 million and $65 million for the years ended December 31, 2002, 2001 and 2000, respectively.

7.  Closed Block

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transaction from April 1, 2000 through April 6, 2000 is not considered material).

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                               December 31,
                                                                                             --------------------
                                                                                               2002       2001
                                                                                              -------    -------
                                                                                             (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits...................................................................... $41,207    $40,325
Other policyholder funds....................................................................     279        321
Policyholder dividends payable..............................................................     719        757
Policyholder dividend obligation............................................................   1,882        708
Payables under securities loaned transactions...............................................   4,851      3,350
Other liabilities...........................................................................     433         90
                                                                                              -------    -------
       Total closed block liabilities.......................................................  49,371     45,551
                                                                                              -------    -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $28,334 and $25,761,
     respectively)..........................................................................  29,981     26,331
   Equity securities, at fair value (amortized cost: $236 and $240, respectively)...........     218        282
   Mortgage loans on real estate............................................................   7,032      6,358
   Policy loans.............................................................................   3,988      3,898
   Short-term investments...................................................................      24        170
   Other invested assets....................................................................     604        159
                                                                                              -------    -------
       Total investments....................................................................  41,847     37,198
Cash and cash equivalents...................................................................     435      1,119
Accrued investment income...................................................................     540        550
Deferred income taxes.......................................................................   1,151      1,060
Premiums and other receivables..............................................................     130        244
                                                                                              -------    -------
       Total assets designated to the closed block..........................................  44,103     40,171
                                                                                              -------    -------
Excess of closed block liabilities over assets designated to the closed block...............   5,268      5,380
                                                                                              -------    -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred income tax of $577 and $219,
     respectively...........................................................................   1,047        389
   Unrealized derivative gains, net of deferred income tax of $7 and $9, respectively.......      13         17
   Allocated to policyholder dividend obligation, net of deferred income tax of $668 and
     $255, respectively.....................................................................  (1,214)      (453)
                                                                                              -------    -------
                                                                                                (154)       (47)
                                                                                              -------    -------
Maximum future earnings to be recognized from closed block assets and liabilities........... $ 5,114    $ 5,333
                                                                                              =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:



                                                                                      For the period
                                                                        Years ended   April 7, 2000
                                                                        December 31,     through
                                                                       -------------   December 31,
                                                                        2002    2001       2000
                                                                       ------  -----  --------------
                                                                           (Dollars in millions)
Balance at beginning of period........................................ $  708  $ 385       $ --
Impact on net income before amounts allocable to policyholder dividend
  obligation..........................................................    157    159         85
Net investment losses.................................................   (157)  (159)       (85)
Change in unrealized investment and derivative gains..................  1,174    323        385
                                                                       ------  -----       ----
Balance at end of period.............................................. $1,882  $ 708       $385
                                                                       ======  =====       ====

   Closed block revenues and expenses were as follows:

                                                                                             For the period
                                                                               Years ended   April 7, 2000
                                                                               December 31,     through
                                                                              -------------   December 31,
                                                                               2002   2001        2000
                                                                              ------ ------  --------------
                                                                                  (Dollars in millions)
REVENUES
Premiums..................................................................... $3,551 $3,658      $2,900
Net investment income and other revenues.....................................  2,568  2,555       1,789
Net investment gains (losses) (net of amounts allocable to the policyholder
  dividend obligation of $(157), $(159) and $(85), respectively).............    168    (20)       (150)
                                                                              ------ ------      ------
   Total revenues............................................................  6,287  6,193       4,539
                                                                              ------ ------      ------
EXPENSES
Policyholder benefits and claims.............................................  3,770  3,862       2,874
Policyholder dividends.......................................................  1,573  1,544       1,132
Change in policyholder dividend obligation (excludes amounts directly related
  to net investment losses of $(157), $(159) and $(85), respectively)........    157    159          85
Other expenses...............................................................    310    352         265
                                                                              ------ ------      ------
   Total expenses............................................................  5,810  5,917       4,356
                                                                              ------ ------      ------
Revenues net of expenses before income taxes.................................    477    276         183
Income taxes.................................................................    173     97          67
                                                                              ------ ------      ------
Revenues net of expenses and income taxes.................................... $  304 $  179      $  116
                                                                              ====== ======      ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The change in maximum future earnings of the closed block was as follows:

                                                          For the period
                                            Years ended   April 7, 2000
                                           December 31,      through
                                          --------------   December 31,
                                           2002    2001        2000
                                          ------  ------  --------------
                                              (Dollars in millions)
       Balance at the end of period...... $5,114  $5,333      $5,512
       Less:
          Reallocation of assets.........     85      --          --
          Balance at beginning of period.  5,333   5,512       5,628
                                          ------  ------      ------
       Change during period.............. $ (304) $ (179)     $ (116)
                                          ======  ======      ======

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with Federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The table below provides a summary of the notional amount and fair value of derivatives by hedge accounting classification at:

                          December 31, 2002           December 31, 2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Carrying ------------------
                      Amount  Assets Liabilities  Value   Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    By Type of Hedge
    Fair value......   $ --    $--       $--       $ --    $--       $--
    Cash flow.......    128      2        11        171     22        --
    Non-qualifying..    258     32         2        112     13         5
                       ----    ---       ---       ----    ---       ---
       Total........   $386    $34       $13       $283    $35       $ 5
                       ====    ===       ===       ====    ===       ===

   The amounts accumulated in other comprehensive loss relating to cash flow hedges were gains of $21 million for both the years ended December 31, 2002 and 2001. During the year ended December 31, 2002, the Company recognized other comprehensive gains of $4 million relating to the effective portion of cash flow hedges. Reclassifications are recognized over the life of the hedged item. During the year ended December 31, 2002, $4 million of other comprehensive loss was reclassified into net investment income. Approximately $3 million of the gains reported in accumulated other comprehensive loss is expected to be reclassified into net investment income during the year ending December 31, 2003, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment losses of $11 million and net investment gains of $5 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million.

8.  Separate Accounts

   Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $39,157 million and $48,912 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $14,755 million and $13,802 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $463 million, $564 million and $667 million for the years ended December 31, 2002, 2001 and 2000, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 4.8% and 7.0% at December 31, 2002 and 2001, respectively. The assets that support these liabilities were comprised of $12,531 million and $11,888 million in fixed maturities at December 31, 2002 and 2001, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of early withdrawals to invest in instruments yielding a higher return, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  Debt

   Debt consisted of the following:

                                                                                  December 31,
                                                                                  -------------
                                                                                   2002   2001
                                                                                  ------ ------
                                                                                   (Dollars in
                                                                                    millions)
Surplus notes, interest rates ranging from 6.30% to 7.88%, maturity dates ranging from 2003 to 2025.............................................................. $1,632 $1,630
Capital notes payable to the Holding Company, interest rate of 7.13%, maturity
  dates ranging from 2032 to 2033................................................    500     --
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    298    298
Investment related exchangeable debt, interest rate of 4.90%.....................     --    195
Fixed rate notes, interest rates ranging from 4.39% to 12.00%, maturity dates
  ranging from 2005 to 2019......................................................     33     87
Capital lease obligations........................................................     21     23
Other notes with varying interest rates..........................................    140    147
                                                                                  ------ ------
Total long-term debt.............................................................  2,624  2,380
Total short-term debt............................................................    912    345
                                                                                  ------ ------
   Total......................................................................... $3,536 $2,725
                                                                                  ====== ======

   The Company maintains committed and unsecured credit facilities aggregating $2,434 million ($1,140 million expiring in 2003 and $1,294 million expiring in 2005). If these facilities were drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provide support for the Company's commercial paper program. At December 31, 2002, the Company had drawn approximately $28 million under the facilities expiring in 2005 at interest rates ranging from 4.39% to 5.57%. At December 31, 2002, the Company had approximately $508 million in letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003 and, if redeemed prior to November 2013, would include a premium.

   The investment-related exchangeable debt instrument is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $405 million in 2003, $9 million in 2004, $392 million in 2005, $100 million in 2006, $4 million in 2007 and $1,714 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.4% and a weighted average maturity of 63 days at December 31, 2002. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and a weighted average maturity of 87 days at December 31, 2001. The Company also has other collaterlized borrowings with a weighted average coupon rate of 5.83% and a weighted average maturity of 34 days at December 31, 2002. Such securities had a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $208 million, $313 million and $417 million for the years ended December 31, 2002, 2001 and 2000, respectively.

10.  Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million and $118 million, net of unamortized discounts of $6 million and $7 million at December 31, 2002 and 2001, respectively. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2002, 2001 and 2000.

   RGA Capital Trust I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2002 and 2001.

11.  Commitments, Contingencies and Guarantees

  Litigation

   Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies. Implementation of the General American class action settlement is proceeding.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2002, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 60 sales practices lawsuits pending against New England Mutual and approximately 35 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In March 2002, a purported class action complaint was filed in a federal court in Kansas by S-G Metals Industries, Inc. ("S-G Metals") against New England Mutual. The complaint seeks certification of a class on behalf of corporations and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES banks that purchased participating life insurance policies, as well as persons who purchased participating policies for use in pension plans or through work site marketing. These policyholders were not part of the New England Mutual class action settlement noted above. The action was transferred to a federal court in Massachusetts. New England Mutual moved to dismiss the case and in November 2002, the federal district court dismissed the case. S-G Metals has filed a notice of appeal. New England Mutual intends to continue to defend itself vigorously against the case.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

   Asbestos-Related Claims

   Metropolitan Life is a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In early 2002 and in early 2003, two trial courts granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                             At or for the years ended
                                                                   December 31,
                                                             ------------------------
                                                               2002     2001    2000
                                                             --------  ------- -------
Asbestos personal injury claims at year end (approximate)...  106,500   89,000  73,000
Number of new claims during the year (approximate)..........   66,000   59,500  54,500
Settlement payments during the year (dollars in millions)(1) $   95.1  $  90.7 $  71.1

--------
(1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   During the fourth quarter of 2002, Metropolitan Life analyzed its claims experience and reviewed external publications and numerous variables to identify trends and assessed their impact on its recorded asbestos liability. Certain publications suggest a trend towards more asbestos-related claims and a greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers. Plaintiffs' lawyers continue to advertise heavily with respect to asbestos litigation. Bankruptcies and reorganizations of other defendants in asbestos litigation may increase the pressures on remaining defendants, including Metropolitan Life. Through the first nine months of 2002, the number of new claims received by Metropolitan Life was lower than those received during the comparable 2001 period. However, the number of new claims received by Metropolitan Life during the fourth quarter of 2002 was significantly higher than those received in the prior year quarter, resulting in more new claims being received by Metropolitan Life in 2002 than in 2001. Factors considered also included expected trends in filing cases, the dates of initial exposure of plaintiffs to asbestos, the likely percentage of total asbestos claims which included Metropolitan Life as a defendant and experience in claims settlement negotiations.

   Metropolitan Life also considered views derived from actuarial calculations it made in the fourth quarter of 2002. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience, information available in public reports, as well as a study regarding the possible future incidence of mesothelioma. Based on all of the above information, including greater than expected claims experience over the last three years, Metropolitan Life expects to receive more claims in the future than it had previously expected. Previously, Metropolitan Life's liability reflected that the increase in asbestos-related claims was a result of an acceleration in the reporting of such claims; the liability now reflects that such an increase is also the result of an increase in the total number of asbestos-related claims expected to be received by Metropolitan Life. Accordingly, Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) is within the coverage of the excess insurance policies discussed below.

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim will be made under the excess insurance policies in 2003 for the amounts paid with respect to asbestos litigation in excess of the retention. Based on performance of the reference fund, at December 31, 2002, the loss reimbursements to the Company in 2003 and the amount recoverable with respect to later periods will be $42 million less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. The foregone loss reimbursements are estimated to be $9 million with respect to 2002 claims and $42 million in the aggregate.

   The $402 million increase in the recorded liability for asbestos claims less the foregone loss reimbursement adjustment of $42 million ($27 million net of income tax) resulted in an increase in the recoverable of $360 million. At December 31, 2002, a portion ($136 million) of the $360 million recoverable was recognized in income while the remainder ($224 million) was recorded as a deferred gain which is expected to be recognized in income in the future over the estimated settlement period of the excess insurance policies. The $402 million increase in the recorded liability, less the portion of the recoverable recognized in income, resulted in a net expense of $266 million ($169 million net of income tax). The $360 million recoverable may change depending on the future performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

   As a result of the excess insurance policies, $1,237 million is recorded as a recoverable at December 31, 2002 ($224 million of which is recorded as a deferred gain as mentioned above); the amount includes recoveries expected to be obtained in 2003 for amounts paid in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. It is likely that bills will be introduced in 2003 in the United States Congress to reform asbestos litigation. While the Company strongly supports reform efforts, there can be no assurance that legislative reforms will be enacted. Metropolitan Life will continue to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   Property and Casualty Actions

   Purported class action suits involving claims by policyholders for the alleged diminished value of automobiles after accident-related repairs have been filed in Rhode Island, Texas, Georgia and Tennessee against Metropolitan Property and Casualty Insurance Company. Rhode Island and Texas trial courts denied plaintiffs' motions for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A settlement has been reached in the Georgia class action; the Company determined to settle the case in light of a Georgia Supreme Court decision involving another insurer. The settlement is being implemented. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. Total loss valuation methods are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in 2001 alleges that Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. The court has dismissed the action. An appeal has been filed. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

   Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the Superintendent and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the New York state court in New York County were consolidated within the commercial part. In addition, there remained a separate purported class action in New York state court in New York County. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action was filed in New York state court in New York County on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life's motion to dismiss this case was granted in a decision filed on October 31, 2002. Plaintiff has withdrawn her notice of appeal. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied in 2001. On February 4, 2003, plaintiffs filed a consolidated amended complaint adding a fraud

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES claim under the Securities Exchange Act of 1934. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. In 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. In January 2003, the United States Court of Appeals for the Second Circuit affirmed the dismissal. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   In July 2002, a lawsuit was filed in the United States District Court for the Eastern District of Texas on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. The Holding Company, Metropolitan Life, the trustee of the policyholder trust, and certain present and former individual directors and officers of Metropolitan Life are named as defendants. Plaintiffs' allegations concern the treatment of the cost of the settlement in connection with the demutualization of Metropolitan Life and the adequacy and accuracy of the disclosure, particularly with respect to those costs. Plaintiffs seek compensatory, treble and punitive damages, as well as attorneys' fees and costs. The defendants' motion to transfer the lawsuit to the Western District of Pennsylvania was granted on February 14, 2003. The defendants' motion to dismiss is pending. Plaintiffs have filed a motion for class certification which the Texas court has adjourned. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest them vigorously.

   Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. Metropolitan Life has cooperated fully with that inquiry. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. Metropolitan Life has entered into settlement agreements to resolve the regulatory examination and the actions pending in the United States District Court for the Southern District of New York. The class action settlement, which has received preliminary approval from the court, must receive final approval before it can be implemented. A fairness hearing was held on February 7, 2003. The regulatory settlement agreement is conditioned upon final approval of the class action settlement. Metropolitan Life recorded a charge in the fourth quarter of 2001 in connection with the anticipated resolution of these matters and believes that charge is adequate to cover the costs associated with these settlements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Sixteen lawsuits involving approximately 125 plaintiffs have been filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life is contesting vigorously plaintiffs' claims in these actions.

   Other

   In 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and were not available to individuals like plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The district court denied the parties' cross-motions for summary judgment to allow for discovery. Discovery has not yet commenced pending the court's ruling as to the timing of a class certification motion. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   A reinsurer of universal life policy liabilities of Metropolitan Life and certain affiliates is seeking rescission and has commenced an arbitration proceeding claiming that, during underwriting, material misrepresentations or omissions were made. The reinsurer also has sent a notice purporting to increase reinsurance premium rates. Metropolitan Life and these affiliates intend to vigorously defend themselves against the claims of the reinsurer, including the purported rate increase.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                    Rental Income Sublease Income Gross Rental Payments
                    ------------- --------------- ---------------------
                                   (Dollars in millions)
         2003......    $  540           $14               $184
         2004......       510            12                160
         2005......       464            11                145
         2006......       428            10                130
         2007......       379             9                114
         Thereafter     1,724             8                643

  Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,667 million and $1,898 million at December 31, 2002 and 2001, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

  Guarantees

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of disposition transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, Metropolitan Life and its subsidiaries indemnify their respective directors and officers as provided in their charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The Company has not recorded any liability for these indemnities, guarantees and commitments in the accompanying consolidated balance sheets at December 31, 2002 or 2001.

12.  Acquisitions and Dispositions

  Dispositions

   In December 2002, the Company completed its sales of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $1,648 million, $1,463 million, and $1,256 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value of $96 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million and $509 million for the years ended December 31, 2001 and 2000, respectively.

   In July 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   In October 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Acquisitions

   In January 2000, Metropolitan Life completed its acquisition of GenAmerica, a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock, and 61% of the outstanding shares of Conning common stock which was subsequently sold in 2001. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. During 2002, MetLife, Inc. purchased additional shares of RGA's outstanding common stock. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001. At December 31, 2002 and 2001, Metropolitan Life's ownership percentage of the outstanding shares of common stock was approximately 58%.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

13.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The following tables represent the original expenses recorded in the fourth quarter of 2001 and the remaining liability as of December 31, 2002:

                                      Pre-tax Charges Recorded in the Fourth Quarter of 2001
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $  9            $32            $ 3        $ 44
Facilities' consolidation costs......        3             65             --          68
Business exit costs..................      387             --             --         387
                                          ----            ---            ---        ----
   Total.............................     $399            $97            $ 3        $499
                                          ====            ===            ===        ====

                                      Remaining Liability as of December 31, 2002
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $ --            $ 1            $--        $  1
Facilities' consolidation costs......       --             13             --          13
Business exit costs..................       40             --             --          40
                                          ----            ---            ---        ----
   Total.............................     $ 40            $14            $--        $ 54
                                          ====            ===            ===        ====

   The 2001 facilities' consolidation costs include $15 million of charges related to MetLife Investors Group, Inc., a subsidiary sold to the Holding Company in December 2002. The remaining liability as of December 31, 2002 related to this subsidiary, which is not included in the above table, was $4 million.

   Institutional. The charges to this segment in the fourth quarter of 2001 include costs associated with exiting a business, including the write-off of goodwill, severance and severance-related costs, and facilities' consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively. During the fourth quarter of 2002, approximately $30 million of the charges recorded in 2001 were released into income primarily as a result of the accelerated implementation of the Company's exit from the large market 401(k) business. The business realignment initiatives will result in the elimination of approximately 930 positions. As of December 31, 2002, there were approximately 340 terminations to be completed. The Company continues to carry a liability as of December 31, 2002 since the exit plan could not be completed within one year due to circumstances outside the Company's control, and since certain of its contractual obligations extended beyond one year.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Individual. The charges to this segment in the fourth quarter of 2001 include facilities' consolidation costs, severance and severance-related costs, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. As of December 31, 2002, there were approximately 25 terminations to be completed. These costs were recorded in other expenses. The remaining liability as of December 31, 2002 is due to certain contractual obligations that extended beyond one year.

   Auto & Home. The charges to this segment in the fourth quarter of 2001 include severance and severance-related costs associated with the elimination of approximately 200 positions. All terminations were completed as of December 31, 2002. The costs were recorded in other expenses.

14.  Income Taxes

   The provision for income taxes for continuing operations was as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Current:
                    Federal................ $ 841    $(22)   $(131)
                    State and local........   (18)     (4)      34
                    Foreign................    (5)     15        5
                                             -----    ----   -----
                                              818     (11)     (92)
                                             -----    ----   -----
                 Deferred:
                    Federal................  (322)    775      513
                    State and local........    17      32        8
                    Foreign................    12       1        6
                                             -----    ----   -----
                                             (293)    808      527
                                             -----    ----   -----
                 Provision for income taxes $ 525    $797    $ 435
                                             =====    ====   =====

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes for continuing operations were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002    2001     2000
                                                     ----    ----     -----
                                                     (Dollars in millions)
        Tax provision at U.S. statutory rate........ $590    $771    $ 457
        Tax effect of:
           Tax exempt investment income.............  (86)    (82)     (52)
           Surplus tax..............................   --      --     (145)
           State and local income taxes.............   21      35       30
           Prior year taxes.........................   (8)     36      (37)
           Demutualization costs....................   --      --       21
           Payment to former Canadian policyholders.   --      --      114
           Sales of businesses......................   --       5       31
           Other, net...............................    8      32       16
                                                      ----    ----    -----
        Provision for income taxes.................. $525    $797    $ 435
                                                      ====    ====    =====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Net deferred income tax assets and liabilities consisted of the following:


                                                        December 31,
                                                      --------------------
                                                        2002       2001
                                                       -------    -------
                                                      (Dollars in millions)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 3,020    $ 3,033
            Net operating losses.....................     187        318
            Employee benefits........................      --        123
            Litigation related.......................      95        279
            Other....................................     286        438
                                                       -------    -------
                                                        3,588      4,191
            Less: Valuation allowance................      14        114
                                                       -------    -------
                                                        3,574      4,077
                                                       -------    -------
         Deferred income tax liabilities:............
            Investments..............................   1,597      2,053
            Deferred policy acquisition costs........   2,699      2,756
            Employee benefits........................      65         --
            Net unrealized investment gains..........   1,124      1,037
            Other....................................      36        124
                                                       -------    -------
                                                        5,521      5,970
                                                       -------    -------
         Net deferred income tax liability........... $(1,947)   $(1,893)
                                                       =======    =======

   Domestic net operating loss carryforwards amount to $503 million at December 31, 2002 and will expire beginning in 2019. Foreign net operating loss carryforwards amount to $42 million at December 31, 2002 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998, and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  Reinsurance

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. Risks in excess of $25 million on single life policies and $30 million on survivorship policies are 100% coinsured. In addition, in 1998, the Company reinsured substantially all of the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES mortality risk on its universal life policies issued since 1983. RGA retains a maximum of $4 million of coverage per individual life with respect to its assumed reinsurance business. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses, among others.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             Years ended December 31,
                                                            -------------------------
                                                              2002     2001     2000
                                                            -------  -------  -------
                                                              (Dollars in millions)
Direct premiums............................................ $17,811  $16,257  $15,661
Reinsurance assumed........................................   2,973    2,786    2,858
Reinsurance ceded..........................................  (2,314)  (2,020)  (2,256)
                                                            -------  -------  -------
Net premiums............................................... $18,470  $17,023  $16,263
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 2,631  $ 2,069  $ 1,934
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,533 million and $3,312 million at December 31, 2002 and 2001, respectively, including $1,348 million and $1,356 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $45 million and $103 million at December 31, 2002 and 2001, respectively.

   Included in premiums and other receivables are reinsurance recoverables due from Exeter Reassurance Company, Limited, a related party, of $502 million and $644 million at December 31, 2002 and 2001, respectively. Included in other policyholder funds are reinsurance liabilities assumed from MIAC, a related party, of $763 and $778 million at December 31, 2002 and 2001, respectively.

   Included in future policy benefits and other policyholder funds are reinsurance liabilities assumed from Cova Corporation , MetLife Investor's Group, Inc. and MetLife International Holdings, Inc., related parties, of $772 million and $931 million, respectively, at December 31, 2002. These entities were sold at December 31, 2002. See note 12.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                             Years ended December 31,
                                            -------------------------
                                              2002     2001     2000
                                            -------  -------  -------
                                              (Dollars in millions)
          Balance at January 1............. $ 4,597  $ 4,226  $ 3,790
             Reinsurance recoverables......    (457)    (410)    (415)
                                            -------  -------  -------
          Net balance at January 1.........   4,140    3,816    3,375
                                            -------  -------  -------
          Incurred related to:
             Current year..................   4,116    4,182    3,786
             Prior years...................     (85)     (84)    (112)
                                            -------  -------  -------
                                              4,031    4,098    3,674
                                            -------  -------  -------
          Paid related to:
             Current year..................  (2,503)  (2,538)  (2,215)
             Prior years...................  (1,303)  (1,236)  (1,018)
                                            -------  -------  -------
                                             (3,806)  (3,774)  (3,233)
                                            -------  -------  -------
          Net Balance at December 31.......   4,365    4,140    3,816
             Add: Reinsurance recoverables.     478      457      410
                                            -------  -------  -------
          Balance at December 31........... $ 4,843  $ 4,597  $ 4,226
                                            =======  =======  =======

16.  Other Expenses

   Other expenses were comprised of the following:

                                                                                 Years ended December 31,
                                                                                -------------------------
                                                                                  2002     2001     2000
                                                                                -------  -------  -------
                                                                                  (Dollars in millions)
Compensation................................................................... $ 2,423  $ 2,447  $ 2,712
Commissions....................................................................   1,938    1,649    1,638
Interest and debt issue costs..................................................     242      312      436
Amortization of policy acquisition costs (excludes amortization of $11, $21 and
  $(95), respectively, related to investment gains (losses))...................   1,501    1,434    1,472
Capitalization of policy acquisition costs.....................................  (2,227)  (2,018)  (1,805)
Rent, net of sublease income...................................................     289      280      230
Minority interest..............................................................      74       57      115
Other..........................................................................   2,349    2,759    2,510
                                                                                -------  -------  -------
   Total other expenses........................................................ $ 6,589  $ 6,920  $ 7,308
                                                                                =======  =======  =======

17.  Stockholder's Equity

  Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2002, Metropolitan Life paid to MetLife, Inc. $535 million in dividends for which prior insurance regulatory clearance was not required and $369 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2001, Metropolitan Life paid to MetLife, Inc. $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2000, Metropolitan Life paid to MetLife, Inc. $763 million in dividends for which prior insurance regulatory clearance was not required. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. At December 31, 2002, Metropolitan Life could pay the Holding Company a dividend of $662 million without prior approval of the Superintendent.

  Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards may be granted to Metropolitan Life employees in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of the Company's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   MetLife, Inc. applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the excess of market price over exercise price is utilized on the first date that both the number of shares and award price are known. For the years ended December 31, 2002 and 2001, compensation expense for non-employees related to MetLife, Inc.'s Stock Incentive Plan and Directors Stock Plan was $2 million and $1 million, respectively. This expense is allocated to the Company to properly reflect compensation expense related to Metropolitan Life employees.

   Had the compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan allocable to the Company been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the years ended December 31, 2002 and 2001 would have been reduced to a pro forma amount of $1,570 million and $1,468 million, respectively.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants for the:

                                             2002       2001
                                          ----------- ---------
                 Dividend yield:.........    0.68%      0.68%
                 Risk-free rate of return 4.74%-5.52%   5.72%
                 Volatility.............. 25.3%-30.3%   31.6%
                 Expected duration.......  4-6 years  4-6 years

  Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. As of December 31, 2001, New York State Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations. Statutory net income of Metropolitan Life, as filed with the Department, was $1,478 million, $2,782 million and $1,027 million for the years ended 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed, was $6,986 million and $5,358 million at December 31, 2002 and 2001, respectively.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the statutory capital and surplus of Metropolitan Life and the Holding Company's other insurance subsidiaries.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Other Comprehensive Income

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2002, 2001 and 2000 to avoid double-counting in other comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                                                   Years ended December 31,
                                                                                   -----------------------
                                                                                     2002    2001    2000
                                                                                   -------  ------  ------
                                                                                    (Dollars in millions)
Holding gains on investments arising during the year.............................. $ 2,904  $1,287  $2,807
Income tax effect of holding gains................................................    (976)   (509)   (975)
Reclassification adjustments:
   Recognized holding losses included in current year income......................     339     579     989
   Amortization of premiums and accretion of discounts associated with
     investments..................................................................    (440)   (475)   (498)
   Recognized holding gains allocated to other policyholder amounts...............    (139)    (33)    (54)
   Income tax effect..............................................................      75     (27)   (152)
Allocation of holding losses on investments relating to other policyholder
  amounts.........................................................................  (2,453)   (158)   (977)
Income tax effect of allocation of holding losses to other policyholder amounts...     829      61     340
Unrealized investment gain (losses) of subsidiary at date of sale.................      68    (173)     --
Deferred income taxes on unrealized investment gain (losses) of subsidiary at date
  of sale.........................................................................     (15)     64      --
                                                                                   -------  ------  ------
Net unrealized investment gains...................................................     192     616   1,480
                                                                                   -------  ------  ------
Foreign currency translation adjustments arising during the year..................     137     (58)     (6)
Foreign currency translation of subsidiary at date of sale........................     (65)     19      --
                                                                                   -------  ------  ------
Foreign currency translation adjustment...........................................      72     (39)     (6)
Minimum pension liability adjustment..............................................      --     (18)     (9)
                                                                                   -------  ------  ------
Other comprehensive income........................................................ $   264  $  559  $1,465
                                                                                   =======  ======  ======

19.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2002, 2001 and 2000. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates certain non-recurring items (primarily consisting of expenses associated with the resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2002                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,419     $ 8,254      $1,984    $2,828     $ --        $992       $    (7) $ 18,470
Universal life and investment-
  type product policy fees.......     1,267         614          --        --       --          37            --     1,918
Net investment income............     6,036       3,926         378       177       59         241          (117)   10,700
Other revenues...................       454         607          42        26      166          10            95     1,400
Net investment (losses) gains....      (131)       (508)          7       (46)      (4)         (9)          (39)     (730)
Policyholder benefits and
 claims..........................     5,162       9,337       1,517     2,020       --         821             3    18,860
Interest credited to policyholder
 account balances................     1,608         930         146        --       --          28            (1)    2,711
Policyholder dividends...........     1,769         115          --        (1)      --          28            --     1,911
Other expenses...................     2,543       1,529         616       794      211         373           523     6,589
Income (loss) from continuing
 operations before provision for
 income taxes....................       963         982         132       172       10          21          (593)    1,687
Income from discontinued
 operations, net of income
 taxes...........................       201         122          --        --       --          --           127       450
Net income (loss)................       811         759          86       131        6          21          (202)    1,612
Total assets.....................   120,284      94,911       9,458     4,944      191         795        18,812   249,395
Deferred policy acquisition
 costs...........................     7,448         608       1,429       175       --           5             1     9,666
Goodwill, net....................        73          62          96       156       18          --            --       405
Separate account assets..........    21,982      31,935          11        --       --          --           (16)   53,912
Policyholder liabilities.........    84,844      55,460       6,734     2,673       --         248          (343)  149,616
Separate account liabilities.....    21,982      31,935          11        --       --          --           (16)   53,912

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2001                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,531     $ 7,288      $1,664    $2,755     $ --       $  788      $    (3) $ 17,023
Universal life and investment-
 type product policy fees........     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,130       3,965         349       200       71          256          151    11,122
Other revenues...................       527         649          35        22      198           16           85     1,532
Net investment gains (losses)....       838         (15)        (10)      (17)      25          (16)         122       927
Policyholder benefits and
 claims..........................     5,213       8,924       1,373     2,121       --          632            2    18,265
Interest credited to policyholder
 account balances................     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     2,763       1,746         478       800      252          315          566     6,920
Income (loss) from continuing
 operations before provision
 for income taxes................     1,678         538          65        39       42           50         (214)    2,198
Income from discontinued
 operations, net of income
 taxes...........................        38          23          --        --       --           --           25        86
Net income (loss)................     1,092         383          39        41       27           16         (111)    1,487
Total assets.....................   127,499      89,620       7,496     4,567      256        3,385       15,042   247,865
Deferred policy acquisition
 costs...........................     8,371         509       1,147       179       --          263            2    10,471
Goodwill, net....................       223          55         106       159       20           12           --       575
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    84,637      52,035       5,062     2,610       --        1,987         (323)  146,008
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

For the year ended                                                     Auto &    Asset                  Corporate
December 31, 2000                 Individual Institutional Reinsurance  Home   Management International  & Other    Total
------------------                ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,625     $ 6,900      $1,444    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
 type product policy fees........     1,221         547          --        --       --           53           (1)    1,820
Net investment income............     6,110       3,712         368       194       90          254          301    11,029
Other revenues...................       680         650          29        40      760            9           91     2,259
Net investment gains (losses)....       199        (475)         (2)      (20)      --           18         (138)     (418)
Policyholder benefits and
 claims..........................     5,045       8,178       1,147     2,005       --          562           (2)   16,935
Interest credited to policyholder
 account balances................     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends...........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
 policyholders...................        --          --          --        --       --          327           --       327
Demutualization costs............        --          --          --        --       --           --          230       230
Other expenses...................     3,005       1,514         452       827      784          292          434     7,308
Income (loss) from continuing
 operations before provision
 for income taxes................     1,363         428         116        18       66         (275)        (411)    1,305
Income from discontinued
 operations, net of income
 taxes...........................        36          21          --        --       --           --           22        79
Net income (loss)................       892         307          68        30       34         (285)         (97)      949

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million for the year ended December 31, 2000. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the year ended December 31, 2000.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs,
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. continuing operations were $30,487 million, $31,396 million and $29,959 million for the years ended December 31, 2002, 2001 and 2000, respectively, which represented 96%, 97% and 97%, respectively, of consolidated revenues.

20.  Discontinued Operations

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Accordingly, the Company sold certain real estate holdings out of its

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES portfolio during 2002. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale on or after January 1, 2002 is presented as discontinued operations.

   The following table presents the components of income from discontinued operations:

                                                  Years Ended December 31,
                                                  -----------------------
                                                   2002     2001    2000
                                                   -----   -----   -----
                                                  (Dollars in millions)
          Investment income...................... $ 375    $ 422   $ 418
          Investment expense.....................  (251)    (297)   (297)
          Net investment gains...................   582       --      --
                                                   -----   -----   -----
             Total revenues......................   706      125     121
          Provision for income taxes.............   256       39      42
                                                   -----   -----   -----
             Income from discontinued operations. $ 450    $  86   $  79
                                                   =====   =====   =====

   The carrying value of real estate related to discontinued operations was $223 million and $1,580 million at December 31, 2002, and 2001, respectively. See Note 19 for discontinued operations by business segment.

21.  Related Parties

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company.